                                                                   Exhibit 10.10

                              AMENDED AND RESTATED

                                 LOAN AGREEMENT

                           DATED AS OF MARCH 31, 1999

                                  BY AND AMONG

                              TRITEL HOLDING CORP.,
                                  AS BORROWER;

                                  TRITEL, INC.,
                                   AS PARENT;

                  THE FINANCIAL INSTITUTIONS SIGNATORY HERETO,
                                   AS LENDERS,

                                       AND

                         TORONTO DOMINION (TEXAS), INC.,
                     AS ADMINISTRATIVE AGENT FOR THE LENDERS


                     POWELL, GOLDSTEIN, FRAZER & MURPHY LLP
                                ATLANTA, GEORGIA

                                TABLE OF CONTENTS
                                -----------------
                                                                            Page
                                                                            ----

ARTICLE 1             Definitions..............................................2

        Section 1.1   Defined Terms............................................2
        Section 1.2   Interpretation..........................................27

ARTICLE 2             Credit Facilities and Letters of Credit.................27

        Section 2.1   Commitments and Letters of Credit.......................27
        Section 2.2   Manner of Borrower and Disbursement.....................28
        Section 2.3   Interest................................................31
        Section 2.4   Fees....................................................33
        Section 2.5   Mandatory Commitment Reductions.........................34
        Section 2.6   Voluntary Commitment Reductions.........................36
        Section 2.7   Prepayments and Repayments..............................37
        Section 2.8   Prepayment Fee..........................................40
        Section 2.9   Notes; Loan Accounts....................................40
        Section 2.10  Manner of Payment.......................................41
        Section 2.11  Reimbursement...........................................42
        Section 2.12  Pro Rata Treatment......................................43
        Section 2.13  Capital Adequacy........................................43
        Section 2.14  Lender Tax Forms........................................44
        Section 2.15  Letters of Credit.......................................45

ARTICLE 3             Conditions Precedent....................................50

        Section 3.1   Conditions Precedent to Effectiveness of Agreement......50
        Section 3.2   Conditions Precedent to Each Advance....................52
        Section 3.3   Conditions Precedent to Issuance of Letters of Credit...53

ARTICLE 4             Representations and Warranties..........................54

        Section 4.1   Representations and Warranties..........................54
        Section 4.2   Survival of Representations and Warranties..............61

ARTICLE 5             General Covenants.......................................62

        Section 5.1   Preservation of Existence and Similar Matters...........62
        Section 5.2   Business; Compliance with Applicable Law................62
        Section 5.3   Maintenance of Properties...............................62
        Section 5.4   Accounting Methods and Financial Records................63
        Section 5.5   Insurance...............................................63
        Section 5.6   Payment of Taxes and Claims.............................64
        Section 5.7   Compliance with ERISA...................................64
        Section 5.8   Visits and Inspections..................................66
        Section 5.9   Payment of Indebtedness; Loans..........................66
        Section 5.10  Use of Proceeds.........................................66
        Section 5.11  Indemnity...............................................66
        Section 5.12  Interest Rate Hedging...................................67
        Section 5.13  Covenants Regarding Formation of Subsidiaries
                      and Acquisitions........................................67
        Section 5.14  Payment of Wages........................................68
        Section 5.15  Further Assurances......................................68
        Section 5.16  License Subs............................................69
        Section 5.17  Business of the Parent; Immediate Contributions
                      to the Borrower.........................................69
        Section 5.18  Year 2000 Compliance....................................69

                                      (i)

        Section 5.19  Bidding Company Documentation...........................69
        Section 5.20  The Bid Equity Commitments..............................70

ARTICLE 6             Information Covenants...................................70

        Section 6.1   Quarterly Financial Statements and Information..........70
        Section 6.2   Annual Financial Statements and Information.............71
        Section 6.3   Performance Certificates................................71
        Section 6.4   Copies of Other Reports.................................72
        Section 6.5   Notice of Litigation and Other Matters..................73

ARTICLE 7             Negative Covenants......................................74

        Section 7.1   Indebtedness of the Parent, the Borrower and
                      the Borrower's Subsidiaries.............................74
        Section 7.2   Limitation on Liens.....................................75
        Section 7.3   Amendment and Waiver....................................75
        Section 7.4   Liquidation, Merger or Disposition of Assets............76
        Section 7.5   Limitation on Guaranties................................76
        Section 7.6   Investments and Acquisitions............................77
        Section 7.7   Limitation on Distributions.............................79
        Section 7.8   Senior Debt Capitalization Ratio........................79
        Section 7.9   Total Debt Capitalization Ratio.........................79
        Section 7.10  Minimum Required Covered POPs...........................79
        Section 7.11  Minimum Subscribers.....................................80
        Section 7.12  Aggregate Service Revenue...............................81
        Section 7.13  Maximum Capital Expenditures............................81
        Section 7.14  Total Leverage Ratio....................................82
        Section 7.15  Senior Leverage Ratio...................................83
        Section 7.16  Fixed Charges Coverage Ratio............................83
        Section 7.17  Interest Coverage Ratio.................................84
        Section 7.18  Affiliate Transactions..................................84
        Section 7.19  Real Estate.............................................84
        Section 7.20  ERISA Liabilities.......................................85
        Section 7.21  No Limitation on Upstream Dividends by Subsidiaries.....85

ARTICLE 8             Default.................................................85

        Section 8.1   Events of Default.......................................85
        Section 8.2   Remedies................................................88
        Section 8.3   Payments Subsequent to Declaration of Event
                      of Default..............................................91

ARTICLE 9             The Administrative Agent................................91

        Section 9.1   Appointment and Authorization...........................91
        Section 9.2   Interest Holders........................................91
        Section 9.3   Consultation with Counsel...............................92
        Section 9.4   Documents...............................................92
        Section 9.5   Administrative Agent and Affiliates.....................92
        Section 9.6   Responsibility of the Administrative Agent and
                      the Issuing Bank........................................92
        Section 9.7   Security Documents......................................93
        Section 9.8   Action by the Administrative Agent and the
                      Issuing Bank............................................93
        Section 9.9   Notice of Default or Event of Default...................93
        Section 9.10  Responsibility Disclaimed...............................94
        Section 9.11  Indemnification.........................................94
        Section 9.12  Credit Decision.........................................95

                                      (ii)

        Section 9.13  Successor Administrative Agent or Issuing Bank..........95
        Section 9.14  Collateral Actions......................................96
        Section 9.15  Delegation of Duties....................................96

ARTICLE 10            Change in Circumstances Affecting Eurodollar Advances...96

        Section 10.1  Eurodollar Basis Determination Inadequate or Unfair.....96
        Section 10.2  Illegality..............................................96
        Section 10.3  Increased Costs.........................................97
        Section 10.4  Effect On Other Advances................................98
        Section 10.5  Claims for Increased Costs and Taxes....................99

ARTICLE 11            Miscellaneous...........................................99

        Section 11.1  Notices.................................................99
        Section 11.2  Expenses...............................................101
        Section 11.3  Waivers................................................101
        Section 11.4  Set-Off................................................102
        Section 11.5  Assignment.............................................102
        Section 11.6  Accounting Principles..................................105
        Section 11.7  Counterparts...........................................106
        Section 11.8  Governing Law..........................................106
        Section 11.9  Severability...........................................106
        Section 11.10 Interest...............................................106
        Section 11.11 Table of Contents and Headings.........................107
        Section 11.12 Amendment and Waiver...................................107
        Section 11.13 Entire Agreement.......................................108
        Section 11.14 Other Relationships....................................108
        Section 11.15 Directly or Indirectly.................................108
        Section 11.16 Reliance on and Survival of Various Provisions.........108
        Section 11.17 Senior Debt............................................109
        Section 11.18 Obligations Several....................................109
        Section 11.19 Confidentiality........................................109

ARTICLE 12            Waiver of Jury Trial...................................109

        Section 12.1  Waiver of Jury Trial...................................109

                                     (iii)

                                    EXHIBITS

Exhibit  A     -     Form of Borrower's Pledge Agreement
Exhibit  B     -     Form of Borrower's Security Agreement
Exhibit  C-1   -     Form of Revolving Loan Note
Exhibit  C-2   -     Form of Term Loan A Note
Exhibit  C-3   -     Form of Term Loan B Note
Exhibit  D     -     Form of Certificate of Financial Condition
Exhibit  E     -     Form of Performance Certificate
Exhibit  F     -     Form of Request for Advance
Exhibit  G     -     Form of Use of Proceeds Letter
Exhibit  H     -     Form of Borrower's Loan Certificate
Exhibit  I     -     Form of Subsidiary Loan Certificate
Exhibit  J     -     Form of Subsidiary Security Agreement
Exhibit  K     -     Form of Subsidiary Guaranty
Exhibit  L     -     Form of Subsidiary Pledge Agreement
Exhibit  M     -     Form of Assignment and Assumption Agreement
Exhibit  N     -     Form of Parent Pledge Agreement
Exhibit  O     -     Form of Request for Issuance of Letter of Credit
Exhibit  P     -     Form of Parent Guaranty

                                    SCHEDULES

Schedule 1     -     Licenses and License Subs
Schedule 2     -     Subsidiaries
Schedule 3     -     Exceptions to Representations and Warranties
Schedule 4     -     Litigation
Schedule 5     -     Agreements with Affiliates
Schedule 6     -     Indebtedness
Schedule 7     -     Liens
Schedule 8     -     Insurance
Schedule 9     -     Commitment Ratios and Notice Addresses

                                      (iv)

                              AMENDED AND RESTATED
                                 LOAN AGREEMENT

         THIS AMENDED AND RESTATED LOAN AGREEMENT is entered into as of this 31st day of March, 1999 by and among TRITEL, INC., a Delaware corporation (the "Parent"), TRITEL HOLDING CORP., a Delaware corporation (the "Borrower"), THE FINANCIAL INSTITUTIONS SIGNATORY HERETO (the "Lenders"), and TORONTO DOMINION (TEXAS), INC., as administrative agent (the "Administrative Agent") for itself and on behalf of the Lenders and the Issuing Bank (as defined below),

                              W I T N E S S E T H:

         WHEREAS, the Parent, the Borrower, the Administrative Agent and certain of the Lenders are all parties to that certain Loan Agreement dated as of January 7, 1999 (the "Prior Loan Agreement"); and

         WHEREAS, the Parent and the Borrower have requested that the Administrative Agent and the Lenders consent to certain amendments to the Prior Loan Agreement, as more fully set forth in this Amended and Restated Loan Agreement; and

         WHEREAS, the Administrative Agent and the Lenders have agreed to amend and restate the Prior Loan Agreement in its entirety subject to the conditions and on the terms set forth herein; and

         WHEREAS, the Parent and the Borrower acknowledge and agree that the Security Interest (as defined in the Prior Loan Agreement) granted to the Administrative Agent, for itself and on behalf of the Lenders pursuant to the Prior Loan Agreement and the Loan Documents (as defined in the Prior Loan Agreement) executed in connection therewith shall remain outstanding and in full force and effect in accordance with the Prior Loan Agreement and shall continue to secure the Obligations (as defined herein); and

         WHEREAS, the Parent and the Borrower acknowledge and agree that (i) the Obligations (as defined herein) represent, among other things, the amendment, restatement, renewal, extension, consolidation and modification of the Obligations (as defined in the Prior Loan Agreement) arising in connection with the Prior Loan Agreement and the other Loan Documents (as defined in the Prior Loan Agreement) executed in connection therewith; (ii) the parties hereto intend that the Security Documents (as defined in the Prior Loan Agreement) executed in connection with the Prior Loan Agreement and the collateral pledged thereunder shall secure, without interruption or impairment of any kind, all existing Indebtedness under the Prior Loan Agreement and the other Loan Documents (as defined in the Prior Loan Agreement) executed in connection therewith as so amended, restated, restructured, renewed, extended, consolidated and modified hereunder, together with all other Obligations hereunder; (iii) all Liens evidenced by the Security Documents (as defined in the Prior Loan Agreement) executed in connection with the Prior Loan Agreement are hereby ratified, confirmed and continued; and (iv) the Loan Documents (as defined herein) are intended to restate, renew, extend, consolidate, amend and modify the Prior Loan Agreement and the other Loan Documents (as defined in the Prior Loan Agreement) executed in connection therewith; and

         WHEREAS, the parties hereto intend that (i) the provisions of the Prior Loan Agreement and the other Loan Documents (as defined in the Prior Loan Agreement) executed in connection therewith, to the extent restated, renewed, extended, consolidated, amended and modified hereby, are hereby superseded and replaced by the provisions hereof and of the Loan Documents (as defined herein): and (ii) the Notes (as hereinafter defined) amend, renew, extend, modify, replace, are substituted for and supersede in their entirety, but do not extinguish the indebtedness arising under, the promissory notes issued pursuant to the Prior Loan Agreement;

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each of the parties hereto, the parties hereby agree as follows:


                              ARTICLE 1 Definitions

         Section 1.1 Defined Terms

         For the purposes of this Agreement:

         "Acquisition" shall mean (whether by purchase, lease, exchange, issuance of stock or other equity or debt securities, merger, reorganization or any other method) (i) any acquisition by the Borrower or any of its Subsidiaries of any other Person, which Person shall then become consolidated with the Borrower or any such Subsidiary in accordance with GAAP or (ii) any acquisition by the Borrower or any of its Subsidiaries of all or any substantial part of the assets of any other Person.

         "Administrative Agent" shall mean Toronto Dominion (Texas), Inc., in its capacity as Administrative Agent for the Lenders and the Issuing Bank, or any successor Administrative Agent appointed pursuant to Section 9.13 hereof.

         "Administrative Agent's Office" shall mean the office of the Administrative Agent located at 909 Fannin, Suite 1700, Houston, Texas 77010, or such other office as may be designated pursuant to the provisions of Section
11.1 hereof.

         "Advance" shall mean amounts advanced by the Lenders to the Borrower pursuant to Article 2 hereof on the occasion of any borrowing and having the same Interest Rate Basis and Interest Period; and "Advances" shall mean more than one Advance.

         "Affected Lender" shall have the meaning ascribed thereto in Section
10.5 hereof.

         "Affiliate" shall mean, with respect to a Person, any other Person directly or indirectly controlling, controlled by, or under common control with, such first Person. For purposes of this definition, "control" when used with respect to any Person includes, without limitation, the direct or indirect beneficial ownership of more than ten percent (10%) of the voting securities or voting equity of such Person or the power to direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

         "Affiliated Successor" shall mean any Person which is an "Affiliated Successor" as defined in the Stockholders Agreement and as permitted under Sections 4.1(c) and (d) of the Stockholders Agreement.

         "Agreement" shall mean this Amended and Restated Loan Agreement, together with all Exhibits and Schedules hereto.

         "Agreement Date" shall mean the date as of which this Agreement is dated.

         "Aggregate Bid License Purchase Price" shall mean the sum of Bid License Purchase Prices for all Bid Licenses purchased, or committed to be purchased, by the Borrower or any of the Borrower's Subsidiaries from the Bidding Company pursuant to the Bidding Company Documentation.

         "Aggregate Service Revenue" shall mean, for any period, all service revenues, including, without limitation, subscriber revenues, toll revenues, roaming revenues, wholesale service revenues and long-distance revenues, of the Borrower and its Subsidiaries for such period.

         "Annualized Operating Cash Flow" shall mean the product of (a) Operating Cash Flow for the most recently completed two (2) fiscal quarter period times (b) two (2).

         "Applicable Law" shall mean, in respect of any Person, all provisions of constitutions, statutes, rules, regulations and orders of governmental bodies or regulatory agencies applicable to such Person, including, without limiting the foregoing, the Licenses, the Communications Act and all Environmental Laws, and all orders, decisions, judgments and decrees of all courts and arbitrators in proceedings or actions to which the Person in question is a party or by which it is bound.

         "Applicable Margin" shall mean the interest rate margin applicable to Base Rate Advances and Eurodollar Advances, as the case may be, in each case determined in accordance with Section 2.3(f) hereof.

         "Applicable Prepayment Fee" shall mean that fee payable upon the prepayment of any portion of Term Loan B, calculated based upon a percentage of the amount of such payment, in accordance with Section 2.8 hereof.

         "Approved Fund" shall mean, with respect to any Lender that is a fund that invests in commercial loans, any other fund that invests in commercial loans and is managed or advised by the same investment advisor as such Lender or by an Affiliate of such investment advisor.

         "Arranging Agents" shall mean, collectively, TD Securities (USA) Inc., Barclays Bank PLC and NationsBanc Montgomery Securities LLC, in their capacity as Arranging Agents; and "Arranging Agent" shall mean any one of the foregoing Arranging Agents.

         "Assignment of Rights" shall mean that certain Assignment of Rights dated as of January 7, 1999 by and between the Parent and the Administrative Agent.

         "AT&T" shall mean AT&T Wireless PCS Inc., a Delaware corporation.

         "Auction" shall mean the re-auction for the sale of certain PCS Licenses in the C-Block, D-Block, E-Block and F-Block conducted by the FCC as set forth in parts 1 and 24 of Title 47 of the Code of Federal Regulations commencing on or about March 23, 1999.

         "Authorized Signatory" shall mean such senior personnel of a Person as may be duly authorized and designated in writing by such Person to execute documents, agreements and instruments on behalf of such Person.

         "Available Letter of Credit Commitment" shall mean, at any time, the lesser of (a)(i) $10,000,000.00, minus (ii) all Letter of Credit Obligations then outstanding, and (b) the Available Revolving Loan Commitment, but in no event may the Available Letter of Credit Commitment be less than $0.00.

         "Available Revolving Loan Commitment" shall mean, as of any date, the difference between (a) the Revolving Loan Commitment in effect on such date and
(b) the sum of (i) the Revolving Loans then outstanding and (ii) the aggregate amount of all Letter of Credit Obligations then outstanding.

         "Available Term Loan A Commitment" shall mean, as of any date, the difference between (a) the Term Loan A Commitment on such date and (b) the Term Loan A then outstanding.

         "Base Rate" shall mean, at any time, the greater of: (a) the rate of interest adopted by The Toronto-Dominion Bank, New York Branch as its reference rate for the determination of interest rates for loans of varying maturities in United States dollars to United States residents of varying degrees of creditworthiness and being quoted at such time by such bank as its "prime rate" or "base rate"; or (b) the sum of (i) the Federal Funds Rate and (ii) one-half of one percent (0.50%) per annum. The Base Rate is not necessarily the lowest rate of interest charged to borrowers of The Toronto-Dominion Bank, New York Branch.

         "Base Rate Advance" shall mean an Advance which the Borrower requests to be made as a Base Rate Advance or is reborrowed as a Base Rate Advance, in accordance with the provisions of Section 2.2(b) hereof, and which shall be in a principal amount of at least $1,000,000, and in an integral multiple of $500,000.

         "Base Rate Basis" shall mean a simple interest rate equal to the sum of
(a) the Base Rate and (b) the Applicable Margin. The Base Rate Basis shall be adjusted automatically as of the opening of business on the Business Day of each change in the Base Rate to account for such change, and shall also be changed to reflect changes in the Applicable Margin in accordance with Section 2.3(f) hereof.

         "Bidding Company" shall mean ABC Wireless Corp. L.L.C., a Delaware limited liability company formed by Jerry Vento, Tom Sullivan and Scott Anderson for purposes of bidding in the Auction.

         "Bidding Company Documentation" shall mean, collectively, the Deposit Loan Note, that certain Business Plan and Bidding Arrangements agreement, that certain Security Agreement securing the obligations of the Bidding Company under the Deposit Loan Note, that certain Guaranty and Pledge Agreement by the members of the Bidding Company securing the obligations of the Bidding Company under the Deposit Loan Note, that certain Closing Agreement and all such other agreements, instruments and other writings in connection therewith or otherwise evidencing an agreement by and among the Borrower, the Bidding Company and any other Persons parties to any of the foregoing concerning the Auction and/or the Bid Licenses; in each case, which shall be in form and substance reasonably satisfactory to the Administrative Agent.

         "Bid Equity Commitments" shall mean the aggregate sum of (a) irrevocable binding but unfunded commitments to purchase additional Capital Stock of the Parent (other than commitments required to be contributed to the Parent pursuant to the Securities Purchase Agreement) by Persons (i) owning Capital Stock of the Parent or (ii) otherwise reasonably acceptable to the Administrative Agent and (b) irrevocable but unfunded commitments to make unsecured subordinated loans to the Parent by Persons (i) owning Capital Stock of the Parent or (ii) otherwise reasonably acceptable to the Administrative Agent; in either case, which shall be used to fund a portion of the aggregate Bid License Purchase Price and which shall be on terms and conditions and in form and substance reasonably satisfactory to the Administrative Agent.

         "Bid Equity Commitments Documentation" shall mean, collectively, all documents, agreements, instruments and other writings evidencing the Bid Equity Commitments, which shall be in form and substance reasonably satisfactory to the Administrative Agent.

         "Bid Licenses" shall mean, collectively, those certain PCS Licenses in the C-Block and F-Block available for purchase at the Auction covering the geographic area for which the Borrower or its Subsidiaries have, as of March 1, 1999, Licenses to provide wireless communications services.

         "Bid License Purchase Price" shall mean, with respect to each Bid License purchased, or committed to be purchased, by the Borrower and/or one or more of the Borrower's Subsidiaries pursuant to the Bidding Company Documentation the aggregate total purchase price paid, or committed to be paid, for such Bid Licenses.

         "Board of Directors" shall mean, when used with reference to the Borrower, the board of directors of the Borrower.

         "Borrower" shall mean Tritel Holding Corp., a Delaware corporation and a wholly-owned subsidiary of the Parent.

         "Borrower's Pledge Agreements" shall mean, collectively, that certain Borrower's Pledge Agreement dated as of January 7, 1999 between the Borrower and the Administrative Agent, or any other similar agreement, each substantially in the form of Exhibit A attached hereto.

         "Borrower's Security Agreements" shall mean, collectively, that certain Borrower's Security Agreement dated as of January 7, 1999 between the Borrower and the Administrative Agent, or any other similar agreement, each substantially in the form of Exhibit B attached hereto.

         "BTA" shall mean a Basic Trading Area, as defined in 47 C.F.R (section) 24.202.

         "Business Day" shall mean a day on which banks and foreign exchange markets are open for the transaction of business required for this Agreement in New York, New York and, with respect to any Eurodollar Advance, London, England, as relevant to the determination to be made or the action to be taken.

         "Capital Expenditures" shall mean, in respect of any Person, expenditures for the purchase of tangible assets of long-term use which would be required to be capitalized on the balance sheet of such Person in accordance with GAAP.

         "Capital Stock" shall mean, as applied to any Person, any capital stock of such Person, regardless of class or designation, and all warrants, options, purchase rights, conversion or exchange rights, voting rights, calls or claims of any character with respect thereto.

         "Capitalized Lease Obligation" shall mean that portion of any obligation of a Person as lessee under a lease (or other similar arrangement) which at the time would be required to be capitalized on the balance sheet of such lessee in accordance with GAAP.

         "Cash Equivalents" shall mean investments in (i) certificates of deposit and other interest bearing deposits or accounts (including, without limitation, money market accounts) with United States commercial banks (including, without limitation, United States branches of foreign banks) having, or whose parent corporation has, a combined capital and surplus of at least $500,000,000, which mature within one (1) year from the date of investment, (ii) obligations issued or unconditionally guaranteed by the United States government, or issued by an agency thereof and backed by the full faith and credit of the United States government, which obligations mature within one (1)year from the date of investment, (iii) direct obligations issued by any United States state or political subdivision thereof, which mature within one (1) year from the date of investment and have the highest rating obtainable from Standard & Poor's Corporation or Moody's Investors Service on the date of investment or (iv) commercial paper which has the highest rating obtainable from Standard & Poor's Ratings Group, a division of McGraw Hill, Inc., or any successor, or Moody's Investors Service, or any successor, on the date of investment.

         "Cellular System" shall mean, as applied to any Person, a wireless communication or PCS system constructed and operated in a BTA or MTA of such Person, and shall include any cellular mobile radio telephone system, microwave system or paging system operated in connection with (and in the same general service area as) any of the foregoing systems.

         "Certificate of Financial Condition" shall mean a certificate substantially in the form of Exhibit D attached hereto signed by the chief financial officer of the Borrower, together with any schedules, exhibits or annexes appended thereto.

         "Change of Control Event" shall mean the occurrence or existence of any of the following: (a) any sale or other disposition by AT&T or TWR Cellular, Inc. of any shares of Capital Stock of the Parent prior to January 7, 2002, such that after giving effect thereto AT&T and TWR Cellular, Inc., collectively, shall fail to own at least fifteen percent (15%) of the Capital Stock of the Parent, other than any such sale or other disposition to an Affiliated Successor; (b) the acquisition of ownership, directly or indirectly, beneficially or of record, by any Person or group (within the meaning of the Securities Exchange Act of 1934 and the rules of the Securities and Exchange Commission thereunder as in effect on the date hereof) other than the Parent, Persons owing Capital Stock of the Parent on January 7, 1999 or any Affiliated Successor, of Capital Stock representing more than twenty (20%) of the aggregate ordinary voting power represented by the issued and outstanding Capital Stock of either the Borrower or the Parent; (c) occupation of a majority of the seats (other than vacant seats) on the board of directors of either the Parent or the Borrower, by Persons who were not (i) nominated by the board of directors of the Parent (in the case of the Parent's board) or the Borrower (in the case of the Borrower's board), (ii) appointed by directors so nominated, or (iii) in the case of the Parent, appointed by shareholders of the Parent who are or were shareholders (or an Affiliated Successor of any such shareholder) of the Parent on January 7, 1999; or (d) the acquisition of direct or indirect control of the Borrower or the Parent by any Person (and its Affiliated Successors) owning Capital Stock of the Parent on January 7, 1999. Notwithstanding the foregoing, none of the following shall constitute a "Change of Control": (A) the sale by AT&T or TWR Cellular, Inc. of all or any of its Capital Stock of the Borrower subsequent to January 7, 2002; (B) the public sale by the Parent of newly issued Capital Stock in a public offering; and (C) the dilution of AT&T's and TWR Cellular, Inc.'s collective percentage of Capital Stock of the Parent as a result of an issuance of Capital Stock by the Borrower.

         "COBRA" shall mean the Consolidated Omnibus Budget Reconciliation Act of 1985 and any amendments thereto.

         "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

         "Collateral" shall mean any property of any kind constituting collateral for the Obligations under any of the Loan Documents.

         "Commitments" shall mean, collectively, the Revolving Loan Commitment, the Term Loan A Commitment and the Term Loan B Commitment; and "Commitment" shall mean any one of the foregoing Commitments.

         "Commitment Ratio" shall mean, with respect to any Lender for any Commitment, the percentage equivalent of the ratio which such Lender's portion of such Commitment bears to the aggregate amount of such Commitment (as each may be adjusted from time to time as provided herein); and "Commitment Ratios" shall mean, with respect to any Commitment, the Commitment Ratios of all of the Lenders with respect to such Commitment. As of the Agreement Date, the Commitment Ratios of the Lenders party to this Agreement are as set forth on
Schedule 9 attached hereto.

         "Committed Equity" shall mean, collectively, the irrevocable binding but unfunded commitments to purchase Capital Stock of the Parent pursuant to the Securities Purchase Agreement.

         "Communications Act" shall mean the Communications Act of 1934, and any similar or successor federal statute, and the rules and regulations of the FCC thereunder, all as the same may be in effect from time to time.

         "Competitor of the Borrower" shall mean any Person primarily engaged in the business of building, owning and operating a wireless communications network covering POPs primarily throughout the south-central United States.

         "Contributed Equity" shall mean, at any time or for any period, the aggregate amount which shall have been received by the Parent prior to such time or during such period as consideration for the issuance of Capital Stock of the Parent and which is thereafter contributed to the Borrower, all as calculated in accordance with GAAP.

         "Covered POPs" shall mean, as of any date, the aggregate number of POPs within each geographic area for which facilities owned or operated by the Borrower or its Subsidiaries that provide service to such geographic area have achieved substantial completion.

         "Debt Service" shall mean, for any period, the amount of all principal paid and Interest Expense of the Borrower and its Subsidiaries on a consolidated basis in respect of Indebtedness for Money Borrowed of the Borrower and its Subsidiaries (other than voluntary principal payments of the Revolving Loans or the Term Loan A which are not required to be accompanied by an identical reduction in the Revolving Loan Commitment or the Term Loan A Commitment).

         "Default" shall mean any Event of Default, and any of the events specified in Section 8.1, regardless of whether there shall have occurred any passage of time or giving of notice, or both, that would be necessary in order to constitute such event an Event of Default.

         "Defaulting Lender" shall have the meaning ascribed thereto in Section 2.2(e)(iv) hereof.

         "Default Rate" shall mean a simple per annum interest rate equal to the sum of (a) the Base Rate, (b) the Applicable Margin then applicable to Base Rate Advances, and (c) two percent (2%).

         "Deposit" shall mean the deposit of $7,500,000 by the Bidding Company in an escrow account with the FCC in connection with Auction funded by the Deposit Loan.

         "Deposit Loan" shall mean the loan from the Borrower to the Bidding Company evidenced by the Deposit Loan Note.

         "Deposit Loan Note" shall mean that certain Promissory Note, dated as of March 1, 1999, in the original principal amount of $7,500,000 made by the Bidding Company in favor of the Borrower, and any extensions, renewals or amendments to, or replacements of, the foregoing.

         "Disqualifying Transaction" shall have the meaning ascribed thereto in the Stockholders Agreement.

         "Employee Pension Plan" shall mean any Plan which is (a) maintained by the Borrower, any of its Subsidiaries or any ERISA Affiliate and (b) subject to
Part 3 of Title I of ERISA.

         "Environmental Laws" shall mean, collectively, all applicable federal, state or local laws, statutes, rules, regulations or ordinances, codes, common law, consent agreements, orders, decrees, judgments or injunctions issued, promulgated, approved or entered thereunder relating to public health, safety or the pollution or protection of the environment, including, without limitation, those relating to releases, discharges, emissions, spills, leaching, or disposals to air, water, land or ground water, to the withdrawal or use of ground water, to the use, handling or disposal of polychlorinated biphenyls, asbestos or urea formaldehyde, to the treatment, storage, disposal or management of hazardous substances (including, without limitation, petroleum, crude oil or any fraction thereof, or other hydrocarbons), pollutants or contaminants, to exposure to toxic, hazardous or other controlled, prohibited, or regulated substances, including, without limitation, any such provisions under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (42 United StatesC. (section) 9601 et seq.), or the Resource Conservation and Recovery Act of 1976, as amended (42 United StatesC. (section) 6901 et seq.).

         "Ericsson" shall mean Ericsson, Inc.

         "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as in effect from time to time.

         "ERISA Affiliate" shall mean any Person, including, without limitation, any Subsidiary or Affiliate of the Borrower, that is a member of any group of organizations (within the meaning of Code Sections 414(b), (c), (m) or (o)) of which the Borrower is a member.

         "Eurodollar Advance" shall mean an Advance which the Borrower requests to be made as a Eurodollar Advance or which is reborrowed as a Eurodollar Advance, in accordance with the provisions of Section 2.2 hereof, and which shall be in a principal amount of at least $1,000,000 and in an integral multiple of $500,000.

         "Eurodollar Basis" shall mean a simple per annum interest rate (rounded upward, if necessary, to the nearest onehundredth of one percent (0.01%)) equal to the sum of (a) the quotient of (i) the Eurodollar Rate divided by (ii) one
(1) minus the Eurodollar Reserve Percentage, if any, stated as a decimal, and
(b) the Applicable Margin. The Eurodollar Basis shall apply to Interest Periods of one (1), two (2), three (3), six (6), nine (9) and twelve (12) months, and, once determined, shall remain unchanged during the applicable Interest Period, except for changes to reflect adjustments in the Eurodollar Reserve Percentage and the Applicable Margin as adjusted pursuant to Section 2.3(f) hereof. The Eurodollar Basis for any Eurodollar Advance shall be adjusted as of the date of any change in the Eurodollar Reserve Percentage. The Borrower may not elect an Interest Period in excess of six (6) months unless the Administrative Agent has notified the Borrower that each of the Lenders (in such Lender's discretion) has funds available to it for such Lender's portion of the proposed Advance which are not required for other purposes, and that such funds are available to each Lender at a rate (exclusive of reserves and other adjustments) at or below the Eurodollar Rate for such proposed Advance and Interest Period.

         "Eurodollar Rate" shall mean, for any Interest Period, the average of the interest rates per annum at which deposits in United States Dollars for such Interest Period are offered to The Toronto-Dominion Bank, New York Branch in the Eurodollar market appearing on Telerate Page 3750 (or any successor page) as the London interbank offered rate for deposits in dollars at approximately 11:00 a.m. (London, England time) two (2) Business Days before the first day of such Interest Period, in an amount approximately equal to the principal amount of, and for a length of time approximately equal to the Interest Period for, the Eurodollar Advance sought by the Borrower. In the event that such rate is not available at such time for any reason, then the "Eurodollar Rate" with respect to such Eurodollar Advance for such Interest Period shall be the rate of interest per annum at which dollar deposits in the aggregate principal amount of $5,000,000 and for a maturity comparable to such Interest Period are offered by the principal London office of the Administrative Agent in immediately available funds to prime banks in the London interbank market at approximately 11:00 a.m. (London, England time) two (2) Business Days prior to the commencement of such Interest Period.

         "Eurodollar Reserve Percentage" shall mean the percentage which is in effect from time to time under Regulation D of the Board of Governors of the Federal Reserve System, as such regulation may be amended from time to time, as the maximum reserve requirement applicable with respect to Eurocurrency Liabilities (as that term is defined in Regulation D), whether or not any Lender has any such Eurocurrency Liabilities subject to such reserve requirement at that time.

         "Event of Default" shall mean any of the events specified in Section 8.1, provided that any requirement for notice or lapse of time has been satisfied without the event being corrected.

         "Excess Cash Flow" shall mean, as of the end of any fiscal year of the Borrower based on the audited financial statements provided under Section 6.2 hereof for such fiscal year, the excess, if any, without duplication, of (a) sum of (i) Operating Cash Flow for such fiscal year, and (ii) any negative change in the Borrower's working capital account during such fiscal year, minus (b) the sum of the following: (i) Capital Expenditures by the Borrower and its Subsidiaries during such fiscal year; (ii) Debt Service for such fiscal year;
(iii) cash taxes paid by the Borrower and its Subsidiaries during such fiscal year; (iv) Restricted Payments or Restricted Purchases made during such fiscal year; and (v) any positive change in the Borrower's working capital account during such fiscal year; in each case, as determined in accordance with GAAP.

         "Excluded Taxes" shall mean, with respect to the Administrative Agent or any Lender, (a) income or franchise Taxes imposed on (or measured by) its Net Income by the United States of America, or by the jurisdiction under the laws of which such recipient is organized or in which its principal office is located or, in the case of any Lender, in which its applicable lending office is located or any governmental authority of or in any of the foregoing (including, without limitation, minimum Taxes and Taxes computed under alternative methods, the principal one of which is based on or measured by net income), (b) any branch profits Taxes imposed by the United States of America or any similar Tax imposed by any other jurisdiction in which the Borrower is located or the Administrative Agent or a Lender, as applicable, is organized or any governmental authority of or in any of the foregoing, (c) in the case of a Lender that is not organized under the laws of the United States, any State thereof or the District of Columbia (a "Foreign Lender"), any withholding Tax that is in effect and would apply to a payment to such Foreign Lender at the time such Foreign Lender becomes a party to this Agreement (or designates a new lending office), (d) any Taxes to the extent imposed by reason of a Lender or the Administrative Agent, as applicable, engaging in activities in the jurisdiction imposing the Tax that are unrelated to the transactions contemplated hereby and (e) any Tax that would not have been imposed but for the failure of a Lender or the Administrative Agent, as applicable, to comply with the certification requirements described in
Section 2.14.

         "FCC" shall mean the Federal Communications Commission, or any other similar or successor agency of the federal government administering the Communications Act.

         "FCC Indebtedness" shall mean any Indebtedness of the Borrower, its Subsidiaries or the Parent owed to the United States Treasury Department that is incurred in connection with the acquisition of any License.

         "Federal Funds Rate" shall mean, as of any date, the weighted average of the rates on overnight federal funds transactions with the members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Administrative Agent from three (3) federal funds brokers of recognized standing selected by the Administrative Agent.

         "Fixed Charges" shall mean, for the Borrower and its Subsidiaries, on a consolidated basis, as of any date, the sum of: (a) Debt Service; (b) cash taxes paid by the Borrower and its Subsidiaries; (c) Capital Expenditures (excluding assets purchased with the proceeds of obsolete, worn out or no longer useful assets as permitted by Section 7.4(a) hereof) by the Borrower and its Subsidiaries; and (d) Restricted Payments and Restricted Purchases made; in each case for the most recently completed four (4) fiscal quarter period then ended, and in each case as calculated in accordance with GAAP.

         "Fixed Charges Coverage Ratio" shall mean, as of any date of determination, the ratio of (a) Annualized Operating Cash Flow to (b) Fixed Charges.

         "Foreign Lender" shall have the meaning ascribed thereto in the definition of "Excluded Taxes" set forth in Section 1.1 hereof.

         "Funded Debt" shall mean, as of the date of determination, the aggregate amount of all Indebtedness for Money Borrowed of the Parent, the Borrower and the Borrower's Subsidiaries which by its terms (a) matures more than one (1) year after the date of determination or (b) matures within one (1) year from the date of determination, but which is renewable or extendable at the option of the applicable obligor to a date more than one (1) year from the date of determination; in either case, including, without limitation, the Revolving Loans.

         "GAAP" shall mean, as in effect from time to time in the United States, generally accepted accounting principles, consistently applied.

         "Give-back Licenses" shall mean any License voluntarily terminated, surrendered or otherwise cancelled by the Borrower or any of its Subsidiaries, provided that, in connection with any such termination, surrender or other cancellation, (a) the Borrower represents and warrants to the Administrative Agent, the Lenders and the Issuing Bank that such termination, surrender or other cancellation could not reasonably be expected to have a Materially Adverse Effect, (b) the Borrower provides revised financial projections reflecting and such other information relating to such termination, surrender or other cancellation as may be reasonably requested by the Administrative Agent, and (c) the Required Lenders shall consent in writing to such termination, surrender or other cancellation, such consent not to be unreasonably withheld.

         "Go-Positive Date" shall mean the date on which the Borrower's Operating Cash Flow shall become greater than zero dollars ($0.00).

         "Guaranty" or "Guaranteed," as applied to an obligation, shall mean and include (a) a guaranty, direct or indirect, in any manner, of all or any part of such obligation and (b) any agreement, direct or indirect, contingent or otherwise, the practical effect of which is to assure in any way the payment or performance (or payment of damages in the event of nonperformance) of all or any part of such obligation, including, without limiting the foregoing, any reimbursement obligations as to amounts drawn down by beneficiaries of outstanding letters of credit or capital call requirements.

         "Indebtedness" of any Person means, without duplication, (a) all obligations of such Person for borrowed money or with respect to deposits or advances of any kind, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such Person upon which interest charges are customarily paid, (d) all obligations of such Persons under conditional sale or other title retention agreements relating to property acquired by such Person, (e) all obligations of such Person in respect of the deferred purchase price of property or services (excluding current accounts payable incurred in the ordinary course of business), (f) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such Person, whether or not the Indebtedness secured thereby has been assumed, (g) all Guarantees by such Person of Indebtedness of others, (h) all Capitalized Lease Obligations of such Person,
(i) all obligations, contingent or otherwise, of such Person as an account party in respect of letters of credit and letters of guaranty and (j) all obligations, contingent or otherwise, of such Person in respect of bankers' acceptances. The Indebtedness of any Person shall include the Indebtedness of any other entity (including any partnership in which such any other entity (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person's ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness provide that such Person is not liable therefor.

         "Indebtedness for Money Borrowed" shall mean, with respect to any Person, Indebtedness for money borrowed and Indebtedness represented by notes payable and drafts accepted representing extensions of credit, all obligations evidenced by bonds, debentures, notes or other similar instruments, all Indebtedness upon which interest charges are customarily paid, all Capitalized Lease Obligations, all reimbursement obligations with respect to outstanding letters of credit, all Indebtedness issued or assumed as full or partial payment for property or services (other than trade payables arising in the ordinary course of business, but only if and so long as such accounts are payable on customary trade terms), whether or not any such notes, drafts, obligations or Indebtedness represent Indebtedness for money borrowed, and, without duplication, Guaranties of any of the foregoing. For purposes of this definition, interest which is accrued but not paid on the scheduled due date for such interest shall be deemed Indebtedness for Money Borrowed.

         "Indemnitee" shall have the meaning ascribed thereto in Section 5.11 hereof.

         "Interest Coverage Ratio" shall mean, as of any date of determination, the ratio of (a) Annualized Operating Cash Flow to (b) Interest Expense for the most recently completed four (4) fiscal quarter period.

         "Interest Expense" shall mean, for any period, all cash interest paid (including imputed interest with respect to Capitalized Lease Obligations) with respect to the Indebtedness for Money Borrowed of the Borrower and its Subsidiaries on a consolidated basis during such period pursuant to the terms of such Indebtedness for Money Borrowed, together with all fees paid in respect of such Indebtedness for Money Borrowed during such period (but specifically excluding fees paid during previous periods but amortized during the current period in accordance with GAAP), calculated in accordance with GAAP.

         "Interest Period" shall mean, (a) in connection with any Base Rate Advance, the period beginning on the date such Advance is made and ending on the earlier of the last day of the calendar quarter in which such Advance is made and the day such Advance is paid, provided, however, that if a Base Rate Advance is made on the last day of any calendar quarter, it shall have an Interest Period ending on, and its Payment Date shall be, the last day of the following calendar quarter, and (b) in connection with any Eurodollar Advance, the term of such Advance selected by the Borrower or otherwise determined in accordance with this Agreement. Notwithstanding the foregoing, (i) any applicable Interest Period which would otherwise end on a day which is not a Business Day shall be extended to the next succeeding Business Day unless, with respect to Eurodollar Advances only, such Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Business Day, (ii) any applicable Interest Period, with respect to Eurodollar Advances only, which begins on a day for which there is no numerically corresponding day in the calendar month during which such Interest Period is to end shall (subject to clause (i) above) end on the last day of such calendar month, and (iii) no Interest Period shall extend beyond the Maturity Date, or such earlier date on which the Borrower has any repayment obligations under Section 2.5 or 2.7 hereof. Interest shall be due and payable with respect to any Advance as provided in Section 2.3 hereof.

         "Interest Rate Basis" shall mean the Base Rate Basis or the Eurodollar Basis, as appropriate.

         "Interest Rate Hedge Agreements" shall mean the obligations of any Person pursuant to any arrangement with any other Person whereby, directly or indirectly, such Person is entitled to receive from time to time periodic payments calculated by applying either a floating or a fixed rate of interest on a stated notional amount in exchange for periodic payments made by such Person calculated by applying a fixed or a floating rate of interest on the same notional amount and shall also include, without limitation, interest rate swaps, caps, floors, collars and similar arrangements.

         "Issuing Bank" shall mean The Toronto-Dominion Bank, Houston Agency, as issuer of the Letters of Credit.

         "known to the Borrower" or "to the knowledge of the Borrower" shall mean known by or reasonably should have been known by the executive officers of the Borrower (which shall include, without limitation, the chairman/president, the chief executive officer, the chief financial officer, the chief operating officer, the treasurer, the secretary and any in-house general counsel).

         "Lenders" shall mean those financial institutions whose names appear as "Lenders" on the signature pages to this Agreement, together with any assignees thereof pursuant to Section 11.5 hereof; and "Lender" shall mean any one of the foregoing Lenders.

         "Letter of Credit Obligations" shall mean, at any time, the sum of (a) an amount equal to the aggregate undrawn and unexpired amount (including the amount to which any such Letter of Credit can be reinstated pursuant to the terms hereof) of the then outstanding Letters of Credit and (b) an amount equal to the aggregate drawn, but unreimbursed drawings on any Letters of Credit.

         "Letter of Credit Reserve Account" shall mean any account maintained by the Administrative Agent for the benefit of the Issuing Bank, the Administrative Agent and the Lenders the proceeds of which shall be applied as provided in
Section 8.2(a) hereof.

         "Letters of Credit" shall mean Standby Letters of Credit issued by the Issuing Bank on behalf of the Borrower from time to time in accordance with the terms hereof.

         "Licenses" shall mean any broadband PCS license issued by the FCC in connection with the operation of a Cellular System granted and held by the Borrower or any of its Subsidiaries, all of which are listed as of the Agreement Date on Schedule 1 hereto.

         "License Subs" shall mean, collectively, NexCom, Inc., Clearcall, Inc., Global PCS, Inc., Clearwave, Inc., DigiNet PCS, Inc., DigiCom, Inc. and DigiCall, Inc., each a Delaware corporation, and AirCom PCS, Inc. and QuinCom, Inc., each an Alabama corporation and any other wholly-owned Subsidiary of the Borrower designated as a License Sub by notice to the Administrative Agent, in each case, the Capital Stock of which is pledged to the Administrative Agent pursuant to a Borrower's Pledge Agreement or a Subsidiary Pledge Agreement, as appropriate; and "License Sub" shall mean any one of the foregoing License Subs.

         "Lien" shall mean, with respect to any property, any mortgage, lien, pledge, negative pledge or other agreement not to pledge, assignment, charge, security interest, title retention agreement, levy, execution, seizure, attachment, garnishment or other encumbrance of any kind in respect of such property, whether created by statute, contract, the common law or otherwise, and whether or not choate, vested or perfected.

         "Loan Documents" shall mean this Agreement, the Notes, the Security Documents, all fee letters, all Requests for Advance, all Requests for Letters of Credit, all Letters of Credit, all

Interest Rate Hedge Agreements between the Borrower or any Subsidiary, on the one hand, and the Administrative Agent, the Lenders, or any of their Affiliates, on the other hand, and all other documents and agreements executed or delivered in connection with or contemplated by this Agreement.

         "Loans" shall mean, collectively, the amounts advanced by the Lenders to the Borrower under the Commitments, not to exceed the aggregate amount of the Commitments, and evidenced by the Notes.

         "Management Agreement" shall mean the Management Agreement by and between the Parent and Tritel Management, LLC in the form attached as Exhibit A to the Securities Purchase Agreement.

         "Margin Stock" shall have meaning ascribed thereto in Section 4.1(n) hereof.

         "Materially Adverse Effect" shall mean any material adverse effect upon any of the following: (a) the business, assets, liabilities, financial condition, results of operations, properties, or business prospects of the Borrower and its Subsidiaries taken as a whole; (b) the binding nature, validity or enforceability of this Agreement or any of the Notes; or (c) the ability of the Borrower and its Subsidiaries taken as a whole to perform the payment obligations or other material obligations under this Agreement or any other Loan Document; in each case, when taken together with other such acts, omissions, situations, statuses, events or undertakings; provided, however, that on or after the date which is five (5) years from January 7, 1999, neither (x) the nonrenewal of the Network License Agreement by AT&T Corp. nor (y) the termination of the Network License Agreement by AT&T Corp. in accordance with its terms as a result of a Disqualifying Transaction shall in and of itself be a Materially Adverse Effect.

         "Maturity Date" shall mean (a) the Revolving Loan Maturity Date, the Term Loan A Maturity Date or the Term Loan B Maturity Date, as appropriate, or
(b) such earlier date as payment of the Obligations shall be due (whether by acceleration, reduction of the Commitments to zero, or otherwise).

         "Multiemployer Plan" shall mean a multiemployer pension plan as defined in Section 3(37) of ERISA to which the Borrower, any of its Subsidiaries or any ERISA Affiliate is or has been required to contribute subsequent to September 25, 1980.

         "MTA" shall mean a Major Trading Area as defined in 47 C.F.R. (section) 24.202.

         "Necessary Authorizations" shall mean, collectively, all approvals and licenses from, and all filings and registrations with, any governmental or other regulatory authority, including, without limiting the foregoing, the Licenses and all approvals, licenses, filings and registrations under the Communications Act.

         "Net Income" shall mean, for the Borrower and its Subsidiaries on a consolidated basis for any period, net income determined in accordance with GAAP.

         "Net Proceeds (Asset Sales)" shall mean, with respect to any sale or other disposition of assets by any Person, the difference between (a) the aggregate amount of cash or Cash Equivalents received (including by way of sale or discounting of a note, installment receivable or other receivable, but excluding any other consideration received in the form of assumption by the acquiree of Indebtedness for Money Borrowed or other obligations relating to such properties or assets or received in any other noncash form) therefrom by such Person, and (b) the sum of (i) all legal, title and recording tax expenses, commissions and other fees and expenses incurred and all federal, state, provincial, foreign and local taxes required to be accrued as a liability as a consequence of such asset sale or other disposition, (ii) all payments made by such Person or its Subsidiaries on any Indebtedness for Money Borrowed which is secured by the assets subject to such asset sale or other disposition in accordance with the terms of any Lien upon or with respect to such assets or which must by the terms of such Lien, or in order to obtain a necessary consent to such asset sale or other disposition or by Applicable Law, be repaid out of the proceeds from such asset sale or other disposition, and (iii) a reasonable reserve for the after-tax costs of any indemnification payments (fixed or contingent) attributable to the seller's indemnities to the purchaser undertaken by the Borrower or any of its Subsidiaries in connection with such asset sale or other disposition.

         "Net Proceeds (Capital Sales)" shall mean, with respect to any sale, issuance or other disposition of any Indebtedness or any Capital Stock of the Borrower or the Borrower's Subsidiaries by the Borrower or the Borrower's Subsidiaries after January 7, 1999, the difference between (1) the aggregate amount of cash or Cash Equivalents received in connection with the sale, issuance or other disposition of such Indebtedness or such Capital Stock, and
(2) the aggregate amount of any reasonable and customary transaction costs incurred in connection therewith, including, without limitation, all fees and expenses of attorneys, accountants and other consultants, all underwriting or placement agent fees, and fees and expenses of any trustee, registrar or transfer agent.

         "Network License Agreement" shall mean the Network Membership License Agreement, dated the date hereof, by and between AT&T Corp. and the Parent.

         "Non-U.S. Lender" shall have the meaning ascribed thereto in Section 2.9(a) hereof.

         "Notes" shall mean, collectively, the Revolving Loan Notes, the Term Loan A Notes and the Term Loan B Notes, and any other promissory notes issued by the Borrower to evidence the Loans, and any extensions, renewals or amendments to, or replacements of, the foregoing.

         "Obligations" shall mean all payment and performance obligations of every kind, nature and description of the Borrower, its Subsidiaries, and any other obligors to the Lenders, the Administrative Agent or the Issuing Bank, or any of them, under this Agreement and the other Loan Documents (including, without limitation, any interest, fees and other charges on the Loans or otherwise under the Loan Documents that would accrue but for the filing of a bankruptcy action with respect to the Borrower or any of its Subsidiaries, whether or not such claim is allowed in such bankruptcy action and including Obligations to the Administrative Agent, any of the Lenders, or the Issuing Bank, or any of their Affiliates, under any Interest Rate Hedge Agreements) as they may be amended from time to time, or as a result of making the Loans, whether such obligations are direct or indirect, absolute or contingent, due or not due, contractual or tortious, liquidated or unliquidated, arising by operation of law or otherwise, now existing or hereafter arising.

         "Operating Cash Flow" shall mean, with respect to the Borrower and its Subsidiaries on a consolidated basis for any fiscal quarter, the sum of (a) Net Income for such quarter (after eliminating any extraordinary gains and losses), and (b) to the extent deducted in determining Net Income, the sum of the following for such period: (i) depreciation and amortization expense, (ii) Interest Expense, (iii) tax expense and (iv) other non-cash charges, in each case all as determined in accordance with GAAP. For purposes of determining each of the Total Leverage Ratio and the Senior Leverage Ratio, if the Borrower or any of its Subsidiaries acquires (or disposes of) Cellular Systems during a fiscal period, "Operating Cash Flow" for that period shall be determined as if the Cellular Systems so acquired (or disposed of) had been acquired (or disposed of) on the first day of such fiscal period, and the operating results of any acquired Cellular System for that portion of any fiscal period in which such Cellular System was not owned by the Borrower or any of its Subsidiaries shall be determined by reference to financial information prepared by the prior owners thereof, subject to such adjustments as the Administrative Agent may require; provided, however, that no material adjustments may be made without consent of the Required Lenders.

         "Ownership Interests" shall mean, with respect to any Person, the Capital Stock, partnership interests, membership interests or other instruments or securities evidencing ownership of such Person.

         "Parent" shall mean Tritel, Inc., a Delaware corporation and the parent company of the Borrower.

         "Parent Guaranty Agreement" shall mean that certain Parent Guaranty Agreement dated as of January 7, 1999 by and between the Parent and the Administrative Agent, for itself and the Lenders, in substantially the form of Exhibit P attached hereto.

         "Parent Pledge Agreement" shall mean that certain Parent Pledge Agreement dated as of January 7, 1999 by and between the Parent and the Administrative Agent, for itself and the Lenders, in substantially the form of Exhibit N attached hereto.

         "Payment Date" shall mean the last day of any Interest Period.

         "PBGC" shall mean the Pension Benefit Guaranty Corporation, or any successor thereto.

         "PCS" shall mean a personal communications service, as defined in 47 C.F.R. (section) 24.5.

         "PCS Documents" shall mean the Securities Purchase Agreement and each of the documents that is an exhibit schedule or other attachment thereto (including, without limitation, the Network License Agreement, the Management Agreement, the Resale Agreement (upon execution and delivery thereof), the Stockholders' Agreement, and the Roaming Agreement).

         "Performance Certificate" shall mean a certificate, substantially in the form of Exhibit E attached hereto, signed by an Authorized Signatory of the Borrower, together with any schedules, exhibits or annexes attached thereto delivered pursuant to Section 6.3 hereof.

         "Permitted Liens" shall mean, as applied to any Person:

              (a) Any Lien in favor of the Administrative Agent or any Lender given to secure the Obligations;

              (b) (i) Liens on real estate or other property for taxes, assessments, governmental charges or levies not yet delinquent and (ii) Liens for taxes, assessments, judgments, governmental charges or levies or claims the non-payment of which is being diligently contested in good faith by appropriate proceedings and for which adequate reserves have been set aside on such Person's books, but only so long as no foreclosure, distraint, sale or similar proceedings have been commenced with respect thereto;

              (c) Liens of carriers, warehousemen, mechanics, laborers and materialmen incurred in the ordinary course of business for sums not yet overdue by more than thirty (30) days or being diligently contested in good faith, if reserves or appropriate provisions shall have been made therefor;

              (d) Liens incurred in the ordinary course of business in connection with worker's compensation and unemployment insurance, social security obligations, assessments or government charges which are not overdue more than sixty (60) days;

              (e) Restrictions on the transfer of the Licenses or assets of the Borrower or its Subsidiaries imposed by any of the Licenses as presently in effect, by the Communications Act, including any rules or regulations thereunder, or by comparable state legislation;

              (f) Easements, rights-of-way, and other similar encumbrances on the use of real property which do not materially interfere with the ordinary conduct of the business of such Person or the use of such property;

              (g) Liens reflected by Uniform Commercial Code financing statements filed in respect of Capitalized Lease Obligations permitted pursuant to Section 7.1(f) hereof and true leases of the Borrower or any of its Subsidiaries;

              (h) Deposits to secure the performance of bids, trade contracts, leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature, in each case in the ordinary course of business;

                  (i) Liens of attachments, judgments or awards in respect of judgments that do not constitute an Event of Default under Section 8.1(h);

              (j) Liens existing on the Agreement Date as set forth on Schedule 7 attached hereto;

              (k) Liens on goods (and the documents of title related thereto) the purchase price of which is financed by a documentary letter of credit issued for the account of the Borrower or its Subsidiaries, provided that such Lien secures only the obligations of the Borrower or such Subsidiaries in respect of such letter of credit; and

              (l) Liens securing Indebtedness permitted pursuant to Section 7.1(i) hereof, provided that such Liens only attach to the Licenses financed by the FCC Indebtedness.

         "Person" shall mean an individual, corporation, limited liability company, association, partnership, joint venture, trust or estate, an unincorporated organization, a government or any agency or political subdivision thereof, or any other entity.

         "Plan" shall mean an employee benefit plan within the meaning of
Section 3(3) of ERISA or any other employee benefit plan maintained for employees of any Person or any affiliate of such Person.

         "POPs" shall mean, as of any calculation date, with respect to any BTA or MTA, the population of such BTA or MTA as such number is set forth in the most recent PCS Atlas and Data Guide published by Paul Kagan Associates, Inc..

         "Pre-receivership Period" shall mean the time period beginning on the date of the first possession of the Cellular Systems by the Administrative Agent (or the Lenders) and ending upon the earlier of (i) the taking of possession of the systems by a receiver appointed by a court of competent jurisdiction or (ii) the taking of possession of the systems by a trustee or by the Borrower as debtor-in-possession following the entry of an order for relief in a case of the Borrower pending under the United States Bankruptcy Code.

         "Qualified Vendors" shall mean, collectively, Ericsson, Lucent Technologies Inc. or any Affiliate of either of the foregoing Persons; and "Qualified Vendor" shall mean any of the foregoing Qualified Vendors.

         "Qualified Vendor Agreement" shall mean, collectively, (a) that certain Acquisition Agreement between Tritel Communications, Inc. and Tritel Finance, Inc., each a Delaware corporation, on the one hand, and Ericsson, on the other hand, dated as of December 30, 1998 and (b) any other purchase agreement between the Borrower and/or one or more of its

Subsidiaries, on the one hand, and a Qualified Vendor, on the other hand, in each case, pursuant to which the Borrower and/or such Subsidiaries shall acquire from Ericsson and/or such Qualified Vendor, as applicable, cellular equipment and ancillary services required for the initial buildout of its or their Cellular Systems, and which shall be in form and substance reasonably satisfactory to the Administrative Agent.

         "Register" shall have the meaning ascribed thereto in Section 11.5(g) hereof.

         "Registered Noteholder" shall mean each Non-U.S. Lender that holds a Registered Note pursuant to Section 2.9(a) hereof or registers its Loans pursuant to Section 11.5(g) hereof.

         "Registered Notes" shall mean those certain Notes that have been issued in registered form in accordance with Sections 2.9(a) and 11.5(g) hereof and each of which bears the following legend: "This is a Registered Note, and this Registered Note and the Loans evidenced hereby may be assigned or otherwise transferred in whole or in part only by registration of such assignment or transfer on the Register and in compliance with all other requirements provided for in the Loan Agreement."

         "Regulations" shall have the meaning ascribed thereto in Section 4.1(n) hereof.

         "Replacement Lender" shall have the meaning ascribed thereto in Section
10.5 hereof.

         "Reportable Event" shall mean, with respect to any Employee Pension Plan, an event described in Section 4043(b) of ERISA.

         "Request for Advance" shall mean a certificate designated as a "Request for Advance," signed by an Authorized Signatory of the Borrower requesting an Advance hereunder, which shall be in substantially the form of Exhibit F attached hereto, and shall, among other things, (i) specify the Commitment under which such Advance is to be made, the date of the Advance, which shall be a Business Day, the amount of the Advance, the type of Advance (Eurodollar or Base
Rate), and, with respect to Eurodollar Advances, the Interest Period selected by the Borrower, (ii) state that there shall not exist a Default or Event of Default as of the date of such Advance and after giving effect thereto and (iii) provide calculations demonstrating compliance with Sections 7.8, 7.9, 7.10, 7.11, 7.12, 7.13, 7.14, 7.15, 7.16 and 7.17 hereof, after giving effect to the proposed Advance, and the Applicable Margin related thereto.

         "Request for Issuance of Letter of Credit" shall mean any certificate signed by an Authorized Signatory of the Borrower requesting that the Issuing Bank issue a Letter of Credit hereunder, which certificate shall be in substantially the form of Exhibit O attached hereto and shall, among other things, state (a) the stated amount of the Letter of Credit, (b) the effective date for the issuance of the Letter of Credit (which shall be a Business Day),
(c) the date on which the Letter of Credit is to expire (which shall be a Business Day), (d) the Person for whose benefit such Letter of Credit is to be issued, (e) that the requirements of Section 3.3 hereof have been satisfied, and
(f) other relevant terms of such Letter of Credit.

         "Required Lenders" shall mean, collectively, Lenders the total of whose Commitment Ratios equals or exceeds fifty-one percent (51%) of the Commitment Ratios of all Lenders entitled to vote hereunder.

         "Resale Agreement" shall mean, when executed and delivered, the Resale Agreement by and between AT&T and the Parent in substantially the form of Exhibit D to the Securities Purchase Agreement.

         "Restricted Payment" shall mean (a) any direct or indirect distribution, dividend or other payment to any Person (other than to the Borrower or a Subsidiary of the Borrower) on account of any general or limited partnership interest in, or shares of Capital Stock or other securities of, the Borrower or any of its Subsidiaries (other than dividends payable solely in the Capital Stock of such Person and stock splits), including, without limitation, any direct or indirect distribution, dividend or other payment to any Person (other than to the Borrower or a Subsidiary of the Borrower) on account of any warrants or other rights or options to acquire shares of Capital Stock of the Borrower or any of its Subsidiaries, (b) any payment of principal of, or interest on, or payment into a sinking fund for the retirement of, or any defeasance of Subordinated Debt, or (c) any management, consulting or similar fees, or any interest thereon, payable by the Borrower or any of its Subsidiaries to any of their respective Affiliates (other than such fees and interest payable to the Borrower or any of its Subsidiaries).

         "Restricted Purchase" shall mean any payment (including, without limitation, any sinking fund payment, prepayment or installment payment) on account of the purchase, redemption, defeasance or other acquisition or retirement of any general or limited partnership interest in, or shares of Capital Stock of or other securities or Subordinated Debt or other Ownership Interests of the Borrower or any of it's Subsidiaries, including, without limitation, any warrants or other rights or options to acquire shares of Capital Stock or other Ownership Interests of the Borrower or of any of its Subsidiaries or any loan, advance, release or forgiveness of Indebtedness by the Borrower or any of its Subsidiaries to any partner, shareholder or Affiliate (other than to the Borrower or any of its Subsidiaries) of any such Person.

         "Revolving Loan Commitment" shall mean the several obligations of the Lenders to advance in an aggregate amount of up to $250,000,000 at any one time outstanding, in accordance with their respective Commitment Ratios, to the Borrower prior to the Revolving Loan Maturity Date pursuant to the terms hereof and as such obligations may be reduced from time to time pursuant to the terms hereof.

         "Revolving Loan Maturity Date" shall mean June 30, 2007, or such earlier date as payment of the remaining outstanding principal amount of the Revolving Loans or of all remaining outstanding Obligations shall be due (whether by acceleration or otherwise).

         "Revolving Loan Notes" shall mean, collectively, those certain revolving promissory notes in an aggregate original principal amount of the Revolving Loan Commitment, and issued to each of the Lenders by the Borrower with respect to the Revolving Loan Commitment, each one substantially in the form of Exhibit C-1 attached hereto, and any extensions, renewal or amendments to, or replacements of, the foregoing.

         "Revolving Loans" shall mean, collectively, the amounts advanced by the Lenders to the Borrower under the Revolving Loan Commitment, not to exceed the amount of the Revolving Loan Commitment, and evidenced by the Revolving Loan Notes.

         "Roaming Agreement" shall mean the Intercarrier Roamer Service Agreement by and between AT&T Wireless Services, Inc. and the Borrower in substantially the form attached as Exhibit F to the Securities Purchase Agreement.

         "Securities Purchase Agreement" shall mean that certain Securities Purchase Agreement between AT&T, TWR Cellular, Inc., the Cash Equity Investors (as defined therein) parties thereto, Mercury PCS, LLC, Mercury PCS II, LLC, the Management Stockholders party thereto and the Parent dated May 20, 1998, as amended by that certain Closing Agreement dated January 7, 1999.

         "Security Documents" shall mean the Borrower's Pledge Agreements, the Borrower's Security Agreements, the Subsidiary Guaranties, the Subsidiary Pledge Agreements, the Subsidiary Security Agreements, the Parent Pledge Agreement any other agreement or instrument providing Collateral for the Obligations whether now or hereafter in existence, any filings, instruments, agreements, certificates, stock powers and documents related thereto or to this Agreement, and any confirmations of any of the foregoing and providing the Administrative Agent, for the benefit of itself and the Lenders, with Collateral for the Obligations.

         "Security Interest" shall mean all Liens in favor of the Administrative Agent, for the benefit of itself and the Lenders, created hereunder or under any of the Security Documents to secure the Obligations.

         "Senior Debt" shall mean, as of any date, the excess, if any, of (a) Total Debt minus (b) Subordinated Debt.

         "Senior Debt Capitalization Ratio" shall mean, as of any date, the ratio of (a) Senior Debt outstanding on such date to (b) Total Capital on such date.

         "Senior Leverage Ratio" shall mean, as of any date, the ratio of (a) Senior Debt on such date to (b) Annualized Operating Cash Flow.

         "Standby Letter of Credit" shall mean a letter of credit issued to support obligations of the Borrower.

         "Stockholders' Agreement" shall mean that Stockholders' Agreement by and among AT&T, the Borrower, the Cash Equity Investors (as defined therein) and the Management

Stockholders (as defined therein), as stockholders, dated as of January 7, 1999.

         "Subordinated Debt" shall mean high yield subordinated debt issued by the Borrower or the Parent having a maturity date that is not earlier than the date which is six (6) months subsequent to December 31, 2007, and which is otherwise on terms reasonably acceptable to the Required Lenders, and the Indebtedness represented thereby and refinancings of such Indebtedness, provided that (a) any such refinancing Indebtedness (i) shall not have a greater outstanding principal amount, an earlier maturity date, or a decreased weighted average life than the Subordinated Debt refinanced and (ii) shall be subordinated to the Indebtedness created under the Loan Documents to at least the extent of, and shall otherwise be issued on terms no less favorable to the Lenders than, the Subordinated Debt refinanced, and (b) the proceeds of such refinancing Indebtedness shall be used solely to repay the Subordinated Debt refinanced thereby and any fees and expenses incurred in connection therewith.

         "Subordinated Debt Documents" shall mean the indenture under which the Subordinated Debt, if any, is issued and all other instruments, agreements and other documents evidencing or governing the Subordinated Debt, if any, or providing for any guarantee or other right in respect thereof.

         "Subscribers" shall mean, as of any date, all customers receiving broadband PCS services from the Borrower or its Subsidiaries none of the subscriber payments (other than those being contested in good faith by such customer) of which are more than sixty (60) days past due (or past due for more than such shorter period of time as the Borrower may have established for accounting or credit policy purposes for treating a customer as not being in good standing).

         "Subsidiary" shall mean, as applied to any Person, (a) any corporation of which more than fifty percent (50%) of the outstanding stock (other than directors' qualifying shares) having ordinary voting power to elect a majority of its board of directors, regardless of the existence at the time of a right of the holders of any class or classes of securities of such corporation to exercise such voting power by reason of the happening of any contingency, or any partnership of which more than fifty percent (50%) of the outstanding partnership interests, is at the time owned directly or indirectly by such Person, or by one or more Subsidiaries of such Person, or by such Person and one or more Subsidiaries of such Person, or (b) any other entity which is directly or indirectly controlled or capable of being controlled by such Person, or by one or more Subsidiaries of such Person, or by such Person and one or more Subsidiaries of such Person. Subsidiaries of the Borrower as of the Agreement Date are set forth on Schedule 2 attached hereto, except as otherwise noted thereon.

         "Subsidiary Guaranties" shall mean, collectively, those certain Subsidiary Guaranties dated as of January 7, 1999, in favor of the Administrative Agent and the Lenders given by each Subsidiary of the Borrower, including, without limitation, each License Sub, and shall include any similar agreements, each substantially in the form of Exhibit K attached hereto.

         "Subsidiary Pledge Agreements" shall mean, collectively, those certain Subsidiary Pledge

Agreements between each Subsidiary of the Borrower, including, without limitation, each License Sub, having one or more of its own Subsidiaries, on the one hand, and the Administrative Agent, on the other hand, or any similar agreements, each substantially in the form of Exhibit L attached hereto.

         "Subsidiary Security Agreements" shall mean, collectively, those certain Subsidiary Security Agreements dated as of January 7, 1999, among each of its Subsidiaries, including, without limitation, each License Sub, and the Administrative Agent, and shall include any similar agreements, each substantially in the form of Exhibit J attached hereto.

         "Surplus Subordinated Debt" shall mean, as of any date of determination, the aggregate principal amount of Subordinated Debt issued on or before December 31, 1999, minus $125,000,000.

         "Taxes" shall have the meaning ascribed thereto in Section 2.10(b) hereof.

         "Term Loan A" shall mean the amounts advanced by the Lenders to the Borrower under the Term Loan A Commitment and evidenced by the Term Loan A Notes.

         "Term Loan A Commitment" shall mean the several obligations of the Lenders to advance to the Borrower prior to the Term Loan A Draw Termination Date $100,000,000, in accordance with their respective Commitment Ratios pursuant to the terms hereof.

         "Term Loan A Draw Termination Date" shall mean that date which is six
(6) months from the Agreement Date.

         "Term Loan A Maturity Date" shall mean June 30, 2007, or such earlier date as payment of the remaining outstanding principal amount of the Term Loan A or of all remaining outstanding Obligations shall be due (whether by acceleration or otherwise).

         "Term Loan A Notes" shall mean, collectively, those certain term promissory notes in the aggregate original principal amount of $100,000,000 and one (1) issued to each of the Lenders having a Term Loan A Commitment by the Borrower, each one substantially in the form of Exhibit C-2 attached hereto, and any extensions, modifications, renewals or replacements of, or amendments to, any of the foregoing.

         "Term Loan B" shall mean the amounts advanced by the Lenders to the Borrower under the Term Loan B Commitment and evidenced by the Term Loan B Notes.

         "Term Loan B Commitment" shall mean the several obligations of the Lenders to advance to the Borrower $200,000,000, in accordance with their respective Commitment Ratios pursuant to the terms hereof.

         "Term Loan B Maturity Date" shall mean December 31, 2007, or such earlier date as payment of the remaining outstanding principal amount of the Term Loan B or of all remaining outstanding Obligations shall be due (whether by acceleration or otherwise).

         "Term Loan B Notes" shall mean, collectively, those certain term promissory notes in the aggregate original principal amount of $200,000,000 and one (1) issued to each of the Lenders having a Term Loan B Commitment by the Borrower, each one substantially in the form of Exhibit C-3 attached hereto, and any extensions, modifications, renewals or replacements of, or amendments to, any of the foregoing.

         "Total Capital" shall mean, as of any date, the sum, without duplication, of (a) Funded Debt outstanding on such date, (b) Contributed Equity on such date, and (c) Committed Equity on such date, in each case, as calculated in accordance with GAAP.

         "Total Debt" shall mean, as of any date, for the Parent, the Borrower and the Borrower's Subsidiaries, on a consolidated basis, the excess, if any, of, without duplication, (a) the sum of (i) the Obligations, (ii) the Subordinated Debt, and (iii) all other Indebtedness for Money Borrowed of the Parent, the Borrower and the Borrower's Subsidiaries, minus (b) cash on hand.

         "Total Debt Capitalization Ratio" shall mean, as of any date the ratio of (a) Total Debt outstanding on such date to (b) Total Capital on such date.

         "Total Leverage Ratio" shall mean, as of any date, the ratio of (a) Total Debt outstanding on such date to (b) Annualized Operating Cash Flow.

         "Total POPs" shall mean, as of any date, the aggregate number of POPs within all geographic areas for which the Borrower or any of its Subsidiaries holds a License to provide broadband PCS services.

         "Tower Sale/Leaseback Transaction" shall mean any arrangement, direct or indirect, entered into by the Borrower or any of its Subsidiaries, on the one hand, and any third party, on the other hand, pursuant to which the Borrower or such Subsidiary shall sell or transfer any tower or towers, whether now owned or hereafter acquired, and shall then or thereafter rent or lease as lessee such tower or towers or any part thereof which the Borrower or such Subsidiary intends to use for substantially the same purpose or purposes as the tower or towers sold or transferred.

         "Upstream Dividends" shall have the meaning ascribed thereto in Section
7.21 hereof.

         "Use of Proceeds Letters" shall mean those certain Use of Proceeds Letters, substantially in the form of Exhibit G attached hereto, to be delivered to the Administrative Agent and the Lenders on the date of any Advance hereunder.

         "Voting Stock" shall mean, with respect to a corporation, all classes of Capital Stock of such corporation then outstanding and normally entitled to vote in the election of directors.

         "Year 2000 Compliant" shall have the meaning ascribed thereto in
Section 4.1(y) hereof.

         "Year 2000 Problem" shall have the meaning ascribed thereto in Section 4.1(y) hereof.

         Section 1.2 Interpretation. Each definition of an agreement, instrument or other document in this Article 1 shall, unless otherwise specified, include such agreement as modified, amended, restated or supplemented from time to time in accordance herewith, and except where the context otherwise requires, the singular shall include the plural and vice versa. Except where otherwise specifically restricted, reference to a party to this Agreement or any other Loan Document includes that party and its successors and assigns. All capitalized terms used herein which are defined in Article 9 of the Uniform Commercial Code in effect in the State of New York on the date hereof and which are not otherwise defined herein shall have the same meanings herein as set forth therein.


                ARTICLE 2 Credit Facilities and Letters of Credit

         Section 2.1 Commitments and Letters of Credit.

         (a) Revolving Loan Commitment. The Lenders who issued a Revolving Loan Commitment, agree, severally, in accordance with their respective Commitment Ratios, and not jointly, upon the terms and subject to the conditions of this Agreement, to lend and relend to the Borrower from time to time, prior to the Revolving Loan Maturity Date amounts which do not exceed, in the aggregate, at the time of any Advance under the Revolving Loan Commitment the Available Revolving Loan Commitment as then in effect; provided, however, that the Borrower may only request Advances under the Revolving Loan Commitment after the Term Loan A Commitment has been drawn in full. Notwithstanding the foregoing, the Borrower may request Advances under the Revolving Loan Commitment prior to the Revolving Loan Maturity Date in an aggregate principal amount not to exceed, and for the sole purpose of making, the Deposit Loan. Subject to the terms and conditions hereof, Advances under the Revolving Loan Commitment may be repaid and reborrowed from time to time on a revolving basis.

         (b) Term Loan A Commitment. The Lenders who issued a Term Loan A Commitment, agree , severally, in accordance with their respective Commitment Ratios, and not jointly, upon the terms and subject to the conditions of this Agreement, to lend to the Borrower in multiple installments prior to the Term Loan A Draw Termination Date an amount not to exceed the Term Loan A Commitment. Subject to the terms and conditions hereof, Advances under the Term Loan A Commitment may be repaid and reborrowed to effect a change in the Interest Rate Basis or Interest Periods relating thereto; provided, however, that the Borrower may only request Advances under the Term Loan A Commitment after the Term Loan B Commitment has been drawn in full; and provided further, however, that there shall be no increase in the principal amount outstanding under the Term Loan A Commitment after the Term Loan A Draw

Termination Date.

         (c) Term Loan B Commitment. The Lenders who have issued a Term Loan B Commitment agree, severally, in accordance with their respective Commitment Ratios, and not jointly, upon the terms and subject to the conditions of this Agreement, to lend to the Borrower on the Agreement Date an amount not to exceed $150,000,000. The Lenders who issued a "Term Loan B Commitment" under, and as defined in, the Prior Loan Agreement have previously lent to the Borrower the amount in the aggregate of $50,000,000 of which $50,000,000 is outstanding on the Agreement Date. The Borrower hereby acknowledges that all "Obligations" in respect of "Advances" outstanding under the "Term Loan B Commitment" (as such terms are defined in the Prior Loan Agreement) shall be deemed to have been made to the Borrower as Advances under the Term Loan B Commitment hereunder and shall constitute a portion of the Obligations. Subject to the terms and conditions hereof, Advances under the Term Loan B Commitment may be repaid and reborrowed to effect a change in the Interest Rate Basis or Interest Periods relating thereto; provided, however, that there shall be no increase in the principal amount outstanding under the Term Loan B Commitment.

         (d) The Letters of Credit. Subject to the terms and conditions of this Agreement, the Issuing Bank agrees to issue Letters of Credit for the account of the Borrower pursuant to Section 2.15 hereof in an aggregate amount at the time of issuance of any Letter of Credit hereunder not to exceed the Available Letter of Credit Commitment then in effect.

         Section 2.2 Manner of Borrowing and Disbursement.

         (a) Choice of Interest Rate, Etc. Any Advance shall, at the option of the Borrower, be made as a Base Rate Advance or a Eurodollar Advance; provided, however, that at such time as there shall have occurred and be continuing an Event of Default hereunder, the Borrower shall not have the right to receive a Eurodollar Advance. Any notice given to the Administrative Agent in connection with a requested Advance hereunder shall be given to the Administrative Agent prior to 11:00 a.m. (Ne York, New York time) in order for such Business Day to count toward the minimum number of Business Days required.

         (b) Base Rate Advances.

              (i) Advances. The Borrower shall give the Administrative Agent irrevocable prior written notice prior to 11:00 a.m. (New York, New York time) on the date of any requested Base Rate Advance in the form of a Request for Advance, or telephonic notice followed immediately by a Request for Advance; provided, however, that the Borrower's failure to confirm any telephonic notice with a Request for Advance shall not invalidate any notice so given if acted upon by the Administrative Agent. Upon receipt of such notice from the Borrower, the Administrative Agent shall promptly notify each Lender by telephone or telecopy of the contents thereof.

              (ii) Repayments and Reborrowings. The Borrower may repay or prepay a Base Rate Advance without regard to its Payment Date and, (A) upon irrevocable prior written notice prior to 11:00 a.m. (New York, New York time) on the date of any requested repayment and reborrowing, or telephonic notice followed immediately by a written notice, reborrow all or a portion of the principal amount thereof as a Base Rate Advance, (B) upon at least three (3) Business Days' irrevocable prior written notice, or telephonic notice followed immediately by a written notice, reborrow all or a portion of the principal thereof as one or more Eurodollar Advances, or (C) not reborrow all or any portion of such Base Rate Advance; provided, however, that the Borrower's failure to confirm any telephonic notice with a written notice shall not invalidate any notice so given if acted upon by the Administrative Agent. On the date indicated by the Borrower, such Base Rate Advance shall be so repaid and, as applicable, reborrowed. The failure to give timely notice hereunder with respect to the Payment Date of any Base Rate Advance shall be deemed a request for a Base Rate Advance.

         (c) Eurodollar Advances.

              (i) Advances. Upon request of the Borrower, the Administrative Agent, whose determination shall be conclusive, shall determine the available Eurodollar Bases and shall notify the Borrower of such Eurodollar Bases. The Borrower shall give the Administrative Agent in the case of Eurodollar Advances at least three (3) Business Days' irrevocable prior written notice in the form of a Request for Advance, or telephonic notice followed immediately by a Request for Advance; provided, however, that the Borrower's failure to confirm any telephonic notice with a Request for Advance shall not invalidate any notice so given if acted upon by the Administrative Agent. Upon receipt of such notice from the Borrower, the Administrative Agent shall promptly notify each Lender by telephone or telecopy of the contents thereof.

              (ii) Repayments and Reborrowings. At least three (3) Business Days prior to the Payment Date for each Eurodollar Advance, the Borrower shall give the Administrative Agent written notice, or telephonic notice followed immediately by written notice, specifying whether all or a portion of such Eurodollar Advance (A) is to be repaid and then reborrowed in whole or in part as one or more Eurodollar Advances, (B) is to be repaid and then reborrowed in whole or in part as a Base Rate Advance or (C) is to be repaid and not reborrowed; provided, however, that the Borrower's failure to confirm any telephonic notice with a written notice shall not invalidate any notice so given if acted upon by the Administrative Agent. The failure to give such notice shall preclude the Borrower from reborrowing such Advance as a Eurodollar Advance on its Payment Date and shall be deemed a request for a Base Rate Advance. Upon such Payment Date such Eurodollar Advance will, subject to the provisions hereof, be so repaid and, as applicable, reborrowed.

         (d) Notification of Lenders. Upon receipt of a Request for Advance, or a notice from the Borrower with respect to any outstanding Advance prior to the Payment Date for such Advance, the Administrative Agent shall promptly notify each Lender by telephone or telecopy of the contents thereof and the amount of such Lender's portion of the Advance. Each

Lender shall, not later than 12:00 noon (New York, New York time) on the date of borrowing specified in such notice, make available to the Administrative Agent at the Administrative Agent's Office, or at such account as the Administrative Agent shall designate, the amount of its portion of any Advance which represents an additional borrowing hereunder in immediately available funds.

         (e) Disbursement.

              (i) Prior to 2:00 p.m. (New York, New York time) on the date of an Advance hereunder, the Administrative Agent shall, subject to the satisfaction of the conditions set forth in Article 3 hereof, disburse the amounts made available to the Administrative Agent by the Lenders in like funds by (a) transferring the amounts so made available by wire transfer pursuant to the Borrower's instructions or (b) in the absence of such instructions, crediting the amounts so made available to the account of the Borrower maintained with the Administrative Agent.

              (ii) Unless the Administrative Agent shall have received notice from a Lender prior to 12:00 noon (New York, New York time) on the date of any Advance that such Lender will not make available to the Administrative Agent such Lender's ratable portion of such Advance, the Administrative Agent may assume that such Lender has made or will make such portion available to the Administrative Agent on the date of such Advance and the Administrative Agent may in its sole discretion and in reliance upon such assumption, make available to the Borrower on such date a corresponding amount. If and to the extent the Lender does not make such ratable portion available to the Administrative Agent, such Lender agrees to repay to the Administrative Agent on demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to the Borrower until the date such amount is repaid to the Administrative Agent, at the Federal Funds Rate.

              (iii) If such Lender shall repay to the Administrative Agent such corresponding amount, such amount so repaid shall constitute such Lender's portion of the applicable Advance for purposes of this Agreement. If such Lender does not repay such corresponding amount immediately upon the Administrative Agent's demand therefor, the Administrative Agent shall notify the Borrower and the Borrower shall immediately pay such corresponding amount to the Administrative Agent, with interest at the Federal Funds Rate. The failure of any Lender to fund its portion of any Advance shall not relieve any other Lender of its obligation, if any, hereunder to fund its respective portion of the Advance on the date of such borrowing, but no Lender shall be responsible for any such failure of any other Lender.

              (iv) In the event that, at any time when the Borrower is not in Default and has otherwise satisfied each of the conditions in Section 3.2 hereof, a Lender for any reason fails or refuses to fund its portion of such Advance (any such Lender being a "Defaulting Lender"), then, until such time as such Defaulting Lender has funded its portion of such Advance (which late funding shall not absolve such Lender from any liability it may have to the Borrower), or all other Lenders have received payment in full from the Borrower (whether by repayment or prepayment) or otherwise of the principal and interest due in respect of such Advance, such Defaulting Lender shall not have the right (A) to vote regarding any issue on which voting is required or advisable under this Agreement or any other Loan Document, and such Defaulting Lender's portion of the Loans shall not be counted as outstanding for purposes of determining "Required Lenders" hereunder, or (B) to receive payments of principal, interest or fees from the Borrower, the Administrative Agent or the other Lenders in respect of its portion of the Loans.

         Section 2.3 Interest.

         (a) On Base Rate Advances. Interest on each Base Rate Advance shall be computed on the basis of a year of three hundred sixty-five (365)/ three hundred sixty-six (366) days for the actual number of days elapsed and shall be payable at the Base Rate Basis for such Advance, in arrears on the applicable Payment Date. Interest on Base Rate Advances then outstanding shall also be due and payable on the Maturity Date.

         (b) On Eurodollar Advances. Interest on each Eurodollar Advance shall be computed on the basis of a three hundred sixty (360) day year for the actual number of days elapsed and shall be payable at the Eurodollar Basis for such Advance, in arrears on the applicable Payment Date, and, in addition, if the Interest Period for a Eurodollar Advance exceeds three (3) months, interest on such Eurodollar Advance shall also be due and payable in arrears on every three-month anniversary of the beginning of such Interest Period. Interest on Eurodollar Advances then outstanding shall also be due and payable on the Maturity Date.

         (c) Interest if no Notice of Selection of Interest Rate Basis. If the Borrower fails to give the Administrative Agent timely notice of its selection of a Eurodollar Basis, or if for any reason a determination of a Eurodollar Basis for any Advance is not timely concluded, the Base Rate Basis shall apply to such Advance.

         (d) Interest Upon Default. Immediately upon the occurrence of an Event of Default described in Section 8.1(b) hereunder as a result of the failure of the Borrower to make any payment specified therein when due, the unpaid amount of any such payment (to the extent permitted by Applicable Law) shall bear interest at the Default Rate. Such interest shall be payable by the Borrower on demand by the Required Lenders and shall accrue from the occurrence of such Event of Default until the earlier of (i) waiver or cure of the applicable Event of Default, (ii) agreement by the Required Lenders (or, if applicable to the underlying Event of Default, all of the Lenders) to rescind the charging of interest at the Default Rate or (iii) payment in full of the unpaid amount of any such payment.

         (e) Eurodollar Advance Contracts. At no time may the number of outstanding Eurodollar Advances hereunder exceed in the aggregate ten (10).

         (f) Applicable Margin.

              (i) Revolving Loan Commitment and Term Loan A Commitment. From the Agreement Date through and including the earlier to occur of (A) the Go-Positive Date and (B) the third (3rd) anniversary of the Agreement Date, the Applicable Margin for any Advance under the Revolving Loan Commitment or the Term Loan A Commitment shall be, (1) for Base Rate Advances, two and three-quarters of one percent (2.750%), and (2) for Eurodollar Advances, three and three-quarters of one percent (3.750%). In the event that the third (3rd) anniversary of the Agreement Date shall occur prior to the Go-Positive Date, then from the third
(3rd) anniversary of the Agreement Date through and including the Go-Positive Date, the Applicable Margin for any Advance under the Revolving Loan Commitment or the Term Loan A Commitment shall be, (A) for Base Rate Advances, two percent (2.000%), and (B) for Eurodollar Advances, three percent (3.000%). At all times after the Go-Positive Date, the Applicable Margin shall be determined by the Administrative Agent with respect to any Advance under the Revolving Loan Commitment or the Term Loan A Commitment based upon the Total Leverage Ratio as of the end of the fiscal quarter most recently ended, effective as of the third
(3rd) Business Day after the financial statements referred to in Section 6.1 or
6.2 hereof, as the case may be, are furnished to the Administrative Agent for such fiscal quarter, as follows:

                                                       Base Rate Advance   Eurodollar Advance
             Total Leverage Ratio                      Applicable Margin    Applicable Margin
             --------------------                      -----------------    -----------------
Greater than 10.0:1                                           1.875%              2.875%

Less than or equal to 10.0:1.0, but greater than 8.0:1.0      1.750%              2.750%

Less than or equal to 8.0:1.0, but greater than 7.0:1.0       1.500%              2.500%

Less than or equal to 7.0:1.0, but greater than 6.0:1.0       1.250%              2.250%

Less than or equal to 6.0:1.0, but greater than 5.0:1.0       1.000%              2.000%

Less than or equal to 5.0:1.0                                 0.750%              1.750%

         Notwithstanding the foregoing, if the Borrower shall fail to timely deliver to the Administrative Agent the financial statements required for the calculation of the Total Leverage Ratio for any fiscal quarter, then commencing with the Business Day after the date such financial statements were due and continuing through the third (3rd) Business Day following the date of delivery thereof, the Total Leverage Ratio for such period shall be conclusively presumed to be, and the Applicable Margin for any Advance under the Revolving Loan Commitment or the Term Loan A Commitment shall be calculated based upon, the highest Total Leverage Ratio level listed in the table set forth above in this
Section 2.3(f)(i).

              (ii) Term Loan B Commitment. The Applicable Margin for any Advance under the Term Loan B Commitment shall be, (A) from the Agreement Date through and including the earlier to occur of (1) the Go-Positive Date and (2) the third
(3rd) anniversary of the Agreement Date, (a) for Base Rate Advances, three and one-half of one percent (3.500%), and (b) for Eurodollar Advances, four and one-half of one percent (4.500%), and (B) at all times after the earlier to occur of (1) the Go- Positive Date or (2) the third (3rd) anniversary of the Agreement Date, (a) for Base Rate Advances, two and three-quarters of one percent (2.750%), and (b) for Eurodollar Advances, three and three-quarters of one percent (3.750%).

         Section 2.4 Fees.

         (a) Commitment Fees. The Borrower agrees to pay each of the Lenders, in accordance with their respective Commitment Ratios for the applicable Commitment, a commitment fee on the Available Revolving Loan Commitment and the Available Term Loan A Commitment for each day from the Agreement Date until, (1) with respect to the Revolving Loan Commitment, the Revolving Loan Maturity Date, and (2) with respect to the Term Loan A Commitment, the Term Loan A Draw Termination Date, equal to the product of (A) an amount equal to the sum of the Available Revolving Loan Commitment and the Available Term Loan A Commitment on such date, and (B) the applicable rate per annum set forth below based upon the ratio of the total Available Revolving Loan Commitments and Available Term Loan A Commitments to the total Revolving Loan Commitments and Term Loan A Commitments on such date:

    Available Revolving Loan Commitments and
Available Term Loan A Commitments as a Percentage
of the Total Revolving Commitments and Term Loan
                  A Commitment                     Commitment Fee Rate Per Annum
                  ------------                     -----------------------------
Greater than or equal to sixty-six and
two-thirds percent (66-2/3%)                                   1.75%

Greater than or equal to fifty percent (50%),
but less than sixty-six and two-thirds
percent (66-2/3%)                                              1.00%

Less than fifty percent (50%)                                  0.50%

         Such commitment fees shall be computed on the basis of a year of three hundred sixty-five (365)/three hundred sixty-six (366) days for the actual number of days elapsed, shall be payable quarterly in arrears on the last Business Day of each calendar quarter, and shall be fully earned when due and non-refundable when paid. A final payment of all commitment fees then payable shall also be due and payable on, (i) with respect to the Revolving Loan Commitment, the Revolving Loan Maturity Date and, (ii) with respect to the Term
Loan A Commitment, the Term Loan A Draw Termination Date.

         (b) Letter of Credit Fees.

              (i) The Borrower shall pay to the Issuing Bank a fee on the undrawn face amount of any outstanding Letters of Credit from the date of issuance through the expiration date of each such Letter of Credit at a rate of one-eighth of one percent (0.125%) per annum, which fee shall be computed on the basis of a year of 365/366 days for the actual number of days elapsed, and shall be payable quarterly in arrears on the last Business Day of each calendar quarter and shall be fully earned when due and non-refundable when paid. A final payment of all letter of credit fees shall also be due and payable on the Revolving Loan Maturity Date.

              (ii) The Borrower shall also pay to the Administrative Agent on behalf of the Lenders in accordance with their respective Commitment Ratios, a fee on the undrawn face amount of any outstanding Letters of Credit for each day from the date of issuance thereof through the expiration date for each such Letter of Credit at a rate per annum equal to the Applicable Margin for Eurodollar Advances as set forth in Section 2.3(f)(i) hereof. Such letter of credit fee shall be computed on the basis of a year of 365/366 days for the actual number of days elapsed and shall be payable quarterly in arrears for each quarter on the last Business Day of each calendar quarter and shall be fully earned when due and non-refundable when paid. A final payment of all letter of credit fees shall also be due and payable on the Revolving Loan Maturity Date. The letter of credit fee set forth in this Section 2.4(b)(ii) shall be subject to increase and decrease on the dates and in the amounts set forth in Section 2.3(f) hereof in the same manner as the adjustment of the Applicable Margin with respect to Eurodollar Advances that are Revolving Loans.

    Section 2.5 Mandatory Revolving Loan Commitment Reductions

         (a) Scheduled Reductions under Revolving Loan Commitment. Commencing December 31, 2002, and on the last day of each calendar quarter ending during the periods set forth below, the Revolving Loan Commitment as of December 30, 2002 shall be automatically and permanently reduced by the percentage amount set forth below for the dates indicated:

                                                       Percentage of Revolving
                                                        Loan Commitment as of
          Scheduled Reduction Dates                       December 30, 2002
          -------------------------                       -----------------
December 31, 2002                                               2.50000%

March 31, 2003, June 30, 2003,
September 30, 2003 and December 31, 2003                        2.96875%

March 31, 2004, June 30, 2004,
September 30, 2004 and December 31, 2004                        4.53125%

March 31, 2005, June 30, 2005,
September 30, 2005 and December 31, 2005                        5.31250%

March 31, 2006, June 30, 2006
September 30, 2006 and December 31, 2006                        6.40625%

March 31, 2007 and the Revolving Loan Maturity Date            10.31250%

         (b) Reduction From Excess Cash Flow. The Revolving Loan Commitment shall be automatically and permanently reduced by an amount equal to the repayment of Revolving Loans required under Section 2.7(b)(iv) hereof; provided, however, that if there is no Term Loan A or Term Loan B then outstanding, then the Revolving Loan Commitment shall be reduced by an amount equal to the Excess Cash Flow, regardless of any repayment of the Revolving Loans. Reductions to the Revolving Loan Commitment under this Section 2.5(b) shall be applied to the reductions set forth in Section 2.5(a) hereof pro rata across the reductions set forth therein.

         (c) Reduction From Permitted Asset Sales. The Revolving Loan Commitment shall be automatically and permanently reduced by an amount equal to the repayment of Revolving Loans required under Section 2.7(b)(iii) hereof; provided, however, that if there is no Term Loan A or Term Loan B then outstanding, the Revolving Loan Commitment shall be reduced by an amount equal to the Net Proceeds (Asset Sales), regardless of any repayment of the Revolving Loans. Reductions to the Revolving Loan Commitment under this Section 2.5(c) shall be applied to the reductions set forth in Section 2.5(a) hereof pro rata across the reductions set forth therein.

         (d) Reduction From Sale of Capital Stock and Debt Instruments. The Revolving Loan Commitment shall be automatically and permanently reduced by an amount equal to the repayment of Revolving Loans required under Section 2.7(b)(v) hereof; provided, however, that if there is no Term Loan A or Term Loan B then outstanding, then the Revolving Loan Commitment shall be reduced by an amount equal to the Net Proceeds (Capital Sales), regardless of any repayment of the Revolving Loans. Reductions to the Revolving Loan

Commitment under this Section 2.5(d) shall be applied to the reductions set forth in Section 2.5(a) hereof pro rata across the reductions set forth therein.

         Section 2.6 Voluntary Commitment Reductions. The Borrower shall have the right, at any time and from time to time after the Agreement Date, but prior to, (a) with respect to the Revolving Loan Commitment, the Revolving Loan Maturity Date, and (b) with respect to the Term Loan A Commitment, the Term Loan A Draw Termination Date, upon at least three (3) Business Days' prior written notice to the Administrative Agent, without premium or penalty, to cancel or reduce permanently all or a portion of the Revolving Loan Commitment and the Term Loan A Commitment pro rata on the basis of the respective Commitment Ratios of the Lenders applicable to the Revolving Loan Commitment and the Term Loan A Commitment, respectively; provided, however, that any such partial reduction shall be made in an amount not less than $2,000,000 and in an integral multiple of $1,000,000. As of the date of cancellation or reduction set forth in such notice, the Revolving Loan Commitment and the Term Loan A Commitment, as applicable, shall be permanently reduced to the amount stated in such notice for all purposes herein, and the Borrower shall pay to the Administrative Agent for the Lenders the amount necessary to reduce the principal amount of the Loans then outstanding under Revolving Loan Commitment and the Term Loan A Commitment, or take such other action as may be necessary to repay, cancel or otherwise discharge the Letter of Credit Obligations, as applicable, to not more than the amount of Revolving Loan Commitment and the Term Loan A Commitment, as applicable, as so reduced, together with accrued interest on the amount so prepaid and commitment fees accrued through the date of the reduction with respect to the amount reduced. Reductions to the Revolving Loan Commitment under this Section 2.6 shall be applied to the reductions set forth in Section 2.5(a) hereof pro rata across the reductions set forth therein.

         Section 2.7 Prepayments and Repayments.

         (a) Prepayment. The principal amount of any Base Rate Advance may be prepaid in full or ratably in part at any time, without premium or penalty (other than any Applicable Prepayment Fee required to be paid pursuant to Section 2.8 hereof) and without regard to the Payment Date for such Advance. Eurodollar Advances may be prepaid prior to the applicable Payment Date, upon two (2) Business Days' prior written notice, or telephonic notice followed immediately by written notice, to the Administrative Agent; provided, however, that the Borrower shall pay any Applicable Prepayment Fee required to be paid pursuant to Section 2.8 hereof and shall reimburse the Lenders and the Administrative Agent, on the earlier of demand by the applicable Lender or the Maturity Date, for any loss or out-of-pocket expense incurred by any Lender or the Administrative Agent in connection with such prepayment, as set forth in
Section 2.11 hereof; provided further, however, that the Borrower's failure to confirm any telephonic notice with a written notice shall not invalidate any notice so given if acted upon by the Administrative Agent. Any prepayment hereunder shall be in an amount not less than $2,000,000 and in an integral multiple of $1,000,000. Revolving Loans prepaid pursuant to this Section 2.7 (a) may be reborrowed, subject to the terms and conditions hereof. Amounts prepaid shall be paid together with accrued interest on the amount so prepaid accrued through the date of such repayment.

         (b) Repayments. The Borrower shall repay the Loans as follows:

              (i) Scheduled Repayments of Term Loan A and Term Loan B. Commencing December 31, 2002, the principal balance of each of Term Loan A and Term Loan B outstanding on December 30, 2002 shall be repaid in consecutive quarterly installments on March 31st, June 30th, September 30th, and December 31st of each year until paid in full in such amounts and on such dates as set forth below:

                                         Percentage of Principal of            Percentage of Principal of
                                           Term Loan A Outstanding               Term Loan B Outstanding
                                         on December 30, 2002 Due on           on December 30, 2002 Due on
          Repayment Dates                    Each Repayment Date                   Each Repayment Date
          ---------------                    -------------------                   -------------------

December 31, 2002                                 2.50000%                               1.000%

March 31, 2003, June 30,
2003, September 30, 2003
and December 31, 2003                             2.96875%                               0.250%

March 31, 2004, June 30,
2004, September 30, 2004
and December 31, 2004                             4.53125%                               0.250%

March 31, 2005, June 30,
2005, September 30, 2005
and December 31, 2005                             5.31250%                               0.250%

March 31, 2006, June 30,
2006, September 30, 2006
and December 31, 2006                             6.40625%                               0.250%

March 31, 2007                                   10.31250%                               0.250%

Term Loan A Maturity Date                        10.31250%                           Not Applicable

June 30, 2007 and
September 30, 2007                             Not Applicable                            0.250%

Term Loan B Maturity Date                      Not Applicable                           94.250%

              (ii) Revolving Loans in Excess of Revolving Loan Commitment. If, at any time, the sum of the Revolving Loans and the Letter of Credit Obligations shall exceed the Revolving Loan Commitment, the Borrower shall, on such date and subject to Section 2.11 hereof, make a repayment of the principal amount of the Revolving Loans, together with any accrued interest with respect thereto, and/or repay, cancel or otherwise discharge the Letter of Credit Obligations in an aggregate amount equal to such excess.

              (iii) Permitted Asset Sales. On the Business Day following the date of receipt by the Borrower or any of its Subsidiaries of any Net Proceeds (Asset Sales) (other than in connection with a disposition of assets permitted under Section 7.4(a) hereof), the Loans shall be repaid in an amount equal to, in the aggregate, all such Net Proceeds (Asset Sales). The amount of the Net Proceeds (Asset Sales) required to be repaid under this Section 2.7(b)(iii) shall be applied to the Loans on a pro rata basis among the Term Loan A, the Term Loan B and the Revolving Loans then outstanding. Accrued interest on the principal amount of the Loans being prepaid pursuant to this Section 2.7(b)(iii) to the date of such prepayment will be paid by the Borrower concurrently with such principal prepayment.

              (iv) Excess Cash Flow. On or prior to April 15, 2002, and on or prior to each April 15th thereafter during the term of this Agreement, the Loans shall be repaid in an amount equal to, in the aggregate, fifty percent (50%) of Excess Cash Flow for the fiscal year ended on the immediately preceding December 31st. The amount of the Excess Cash Flow required to be repaid under this Section 2.7(b)(iv) shall be applied to the Loans on a pro rata basis among the Term Loan A, the Term Loan B and the Revolving Loans then outstanding. Accrued interest on the principal amount of the Loans being prepaid pursuant to this Section 2.7(b)(iv) to the date of such prepayment will be paid by the Borrower concurrently with such principal prepayment.

              (v) Sale of Capital Stock and Debt Instruments. On the Business Day following the date of receipt by the Borrower or any of the Borrower's Subsidiaries of any Net Proceeds (Capital Sales), the Loans shall be repaid in an amount equal to, in the aggregate, (a) with respect to any sale or issuance of any Capital Stock or other Ownership Interests by the Borrower or any of the Borrower's Subsidiaries after the Agreement Date ((i) other than pursuant to the sale, issuance or other disposition of any Capital Stock or other Ownership Interests to: (A) the Parent, the Borrower or any Subsidiary of the Borrower; (B) any employee benefit plan or restricted stock plan maintained or established by the Parent or the Borrower; or (C) any Person pursuant to Section 5.20 hereof and (ii) excluding Committed Equity as of the Agreement Date) fifty percent (50%) of the Net Proceeds (Capital Sales) related thereto, and (b) with respect to any Indebtedness issued by the Borrower or any of the Borrower's Subsidiaries after the Agreement Date (other than Indebtedness permitted under Section 7.1 hereof), one hundred percent (100%) of the Net Proceeds (Capital Sales) related thereto. The amount of the Net Proceeds (Capital Sales) required to be repaid under this Section 2.7(b)(v) shall be applied to the Loans on a pro rata basis among the Term Loan A, the Term Loan B and the Revolving Loans then outstanding. Accrued interest on the principal amount of the Loans being prepaid pursuant to this Section 2.7(b)(v) to the date of such prepayment will be paid by the Borrower concurrently with such principal prepayment.

              (vi) Pro Rata Application. In addition to the foregoing, (a) any repayment of the Loans required under Section 2.7(b)(iii), (iv) or (v) hereof shall be applied, (1) with respect to the Term Loan A and Term Loan B, pro rata across the maturities set forth in Section 2.7(b)(i) hereof and,
    (2) with respect to the Revolving Loans, pro rata across the reductions set forth in Section 2.5(a) hereof, and (b) any repayment of the Revolving Loans required under Section 2.7(b)(ii) hereof shall be applied pro rata across the reductions set forth in Section 2.5(a) hereof.

              (vii) Term Loan B Election Not to Receive Repayment. Notwithstanding any of the foregoing, with respect to any repayment of Term Loan B required under Section 2.7(b)(iii), (iv) or (v) hereof, any Lender having a Term Loan B Commitment may elect not to receive such repayment to the extent that Term Loan A is outstanding (after giving effect to any repayment of Term Loan A required under Section 2.7(b)(iii), (iv) or (v) at such time). In the event that a Lender having a Term Loan B Commitment makes the election not to receive a repayment of Term Loan B set forth in the immediately preceding sentence, the aggregate amount of the affected repayment elected not to be received by such Lender shall be applied to Term Loan A pro rata across the reductions set forth in Section 2.7(b)(i) hereof applicable to Term Loan A.

              (vii) Maturity Date. In addition to the foregoing, a final payment of all Obligations then outstanding shall be due and payable on the Maturity Date.

    Section 2.8 Prepayment Fee. Any prepayment of Term Loan B made pursuant to
Section 2.7(a) hereof made on or before December 31, 2001 shall be accompanied by the Applicable Prepayment Fee, which shall be an amount equal to the product of (a) the amount of such prepayment and (b) Applicable Prepayment Fee percentage set forth below for the period during which such prepayment is made:

                                                         Applicable Prepayment
           Payment Date Occurs On or Between:               Fee percentage
           ----------------------------------               --------------
Agreement Date through December 31, 1999                         3.00%

January 1, 2000 through December 31, 2000                        2.00%

January 1, 2001 through December 31, 2001                        1.00%

    Section 2.9 Notes; Loan Accounts.

         (a) The Loans shall be repayable in accordance with the terms and provisions set forth herein and shall be evidenced by the Notes. One (1) Revolving Loan Note, one (1) Term Loan A Note and one (1) Term Loan B Note shall be payable to the order of each Lender for such Commitment, in accordance with such Lender's respective Commitment Ratio for the applicable Commitment. The Notes shall be issued by the Borrower to the Lenders and shall be duly executed and delivered by one (1) or more Authorized Signatories. Any Lender (i) which is not a United States Person (a "Non-U.S. Lender") and (ii) which would become completely exempt from withholding of United States federal income taxes in respect of payment of any obligations due to such Lender hereunder or under the Notes or any other Loan Document relating to any of its Loans if such Loans were in registered form for United States federal income tax purposes may request the Borrower (through the Administrative Agent), and the Borrower agrees thereupon, at the cost and expense of such Lender, to register such Loans as provided in Section 11.5(g) hereof and to issue to such Lender Notes evidencing such Loans as Registered Notes or to exchange Notes evidencing such Loans for new Registered Notes, as applicable. Registered Notes may not be exchanged for Notes that are not in registered form.

         (b) Each Lender may open and maintain on its books in the name of the Borrower a loan account with respect to its portion of the Loans and interest thereon. Each Lender which opens such a loan account shall debit such loan account for the principal amount of its portion of each Advance made by it and accrued interest thereon, and shall credit such loan account for each payment on account of principal of or interest on its Loans. The records of a Lender with respect to the loan account maintained by it shall be prima facie evidence of its portion of the Loans and accrued interest thereon absent manifest error, but the failure of any Lender to make any such notations or any error or mistake in such notations shall not affect the Borrower's repayment obligations with respect to such Loans.

    Section 2.10 Manner of Payment.

         (a) Each payment (including, without limitation, any prepayment) by the Borrower on account of the principal of or interest on the Loans, commitment fees and any other amount owed to the Lenders or the Administrative Agent or any of them under this Agreement, the Notes or any other Loan Document shall be made not later than 1:00 p.m. (New York, New York time) on the date specified for payment under this Agreement to the Administrative Agent at the Administrative Agent's Office, for the account of the Lenders or the Administrative Agent, as the case may be, in lawful money of the United States of America in immediately available funds. Any payment received by the Administrative Agent after 1:00 p.m. (New York, New York time) shall be deemed received on the next Business Day. Receipt by the Administrative Agent of any payment intended for any Lender or Lenders hereunder prior to 1:00 p.m. (New York, New York time) on any Business Day shall be deemed to constitute receipt by such Lender or Lenders on such Business Day. In the case of a payment for the account of a Lender, the Administrative Agent will promptly thereafter distribute the amount so received in like funds to such Lender. If the Administrative Agent shall not have received any payment from the Borrower as and when due, the Administrative Agent will promptly notify the Lenders accordingly. In the event that the Administrative Agent shall fail to make distribution to any Lender as required under this Section 2.10, the Administrative Agent agrees to pay such Lender interest from the date such payment was due until paid at the Federal Funds Rate.

         (b) The Borrower agrees to pay principal, interest, fees and all other amounts due hereunder or under the Notes without set-off or counterclaim or any deduction whatsoever and free and clear of all taxes, levies and withholding (other than Excluded Taxes, collectively, "Taxes"). Subject to the compliance by the Administrative Agent and each Lender with the provisions of Section 2.14 hereof, if the Borrower is required by Applicable Law to deduct any Taxes from or in respect of any sum payable to the Administrative Agent or any Lender hereunder, under any Note or under any other Loan Document: (i) the sum payable hereunder or thereunder, as applicable, shall be increased to the extent necessary to provide that, after making all required deductions (including deductions applicable to additional sums payable under this Section 2.10(b)), the Administrative Agent or such Lender, as applicable, receives an amount equal to the sum it would have received had no such deductions been made; (ii) the Borrower shall make such deductions from such sums payable hereunder or thereunder, as applicable, and pay the amount so deducted to the relevant taxing authority as required by Applicable Law; and (iii) the Borrower shall provide the Administrative Agent or such Lender, as applicable, with evidence satisfactory to the Administrative Agent or such Lender, as applicable, that such deducted amounts have been paid to the relevant taxing authority.

         (c) Prior to the declaration of an Event of Default under Section 8.2 hereof, if some but less than all amounts due from the Borrower are received by the Administrative Agent with respect to the Obligations, the Administrative Agent shall distribute such amounts in the following order of priority, all in accordance where applicable with the respective Commitment Ratios of the Lenders for the applicable Commitment: (i) to the payment of any fees or expenses then due and payable to the Administrative Agent and the Lenders, or any of them;
(ii) to the payment of interest then due and payable on the Loans; (iii) to the payment of all other amounts not otherwise referred to in this Section 2.10(c) then due and payable to the Administrative Agent and the Lenders, or any of them, hereunder or under the Notes or any other Loan Document; (iv) to the payment of principal then due and payable on the Loans made under each of the Term Loan A Commitment and the Term Loan B Commitment; and (v) t the payment of principal then due and payable on the Loans made under the Revolving Loan Commitment.

         (d) Subject to any contrary provisions in the definition of Interest Period, if any payment under this Agreement or any of the other Loan Documents is specified to be made on a day which is not a Business Day, it shall be made on the next Business Day, and such extension of time shall in such case be included in computing interest and fees, if any, in connection with such payment.

    Section 2.11 Reimbursement.

         (a) Whenever any Lender shall sustain or incur any losses or out-of-pocket expenses in connection with (i) failure by the Borrower to borrow any Eurodollar Advance after having given notice of its intention to borrow in accordance with Section 2.2(c) hereof (whether by reason of the Borrower's election not to proceed or the non-fulfillment of any of the conditions set forth in Article 3 hereof) or (ii) prepayment (or failure to prepay after giving notice thereof) of any Eurodollar Advance in whole or in part for any reason, the Borrower agrees to pay to such Lender, upon the earlier of ten (10) days after such Lender's demand or the Maturity Date, as appropriate, an amount sufficient to compensate such Lender for all such losses and out-of-pocket expenses other than any lost margin on the Loans. Such Lender's good faith determination of the amount of such losses or out-of-pocket expenses, as set forth in writing and accompanied by calculations in reasonable detail demonstrating the basis for its demand, shall be conclusively correct absent manifest error.

         (b) Losses subject to reimbursement hereunder shall include, without limiting the generality of the foregoing, expenses incurred by any Lender or any participant of such Lender permitted hereunder in connection with the re-employment of funds prepaid, paid, repaid, not borrowed, or not paid, as the case may be, and will be payable as a result of acceleration of the Obligations.

    Section 2.12 Pro Rata Treatment.

         (a) Advances. Each Advance from the Lenders under any Commitment shall be made pro rata on the basis of the respective Commitment Ratios of the Lenders applicable to the particular Commitment.

         (b) Payments. Except as provided in each of Section 2.2(e) and Article 10 hereof, each payment and prepayment of principal of the Loans and each payment of interest on the Loans, shall be made to the Lenders pro rata on the basis of their respective unpaid principal amounts outstanding under the Notes immediately prior to such payment or prepayment. If any Lender shall obtain any payment (whether involuntary, through the exercise of any right of set-off, or otherwise) on account of the Loans in excess of its ratable share of the Loans under its Commitment Ratio, such Lender shall forthwith purchase from the other Lenders such participations in the portion of the Loans made by them as shall be necessary to cause such purchasing Lender to share the excess payment ratably with each of them; provided, however, that if all or any portion of such excess payment is thereafter recovered from such purchasing Lender, such purchase from each Lender shall be rescinded and such Lender shall repay to the purchasing Lender the purchase price to the extent of such recovery. The Borrower agrees that any Lender so purchasing a participation from another Lender pursuant to this Section 2.12(b) may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off) with respect to such participation as fully as if such Lender were the direct creditor of the Borrower in the amount of such participation.

         Section 2.13 Capital Adequacy. If after the date hereof, the adoption of any Applicable Law regarding the capital adequacy of Lenders or Lender holding companies, or any change in Applicable Law (adopted after the Agreement
Date) or any change in the interpretation or administration thereof (adopted after the Agreement Date) by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by such Lender with any directive regarding capital adequacy (whether or not having the force of law) of any such governmental authority, central bank or comparable agency (issued after the Agreement Date), has or would have the effect of reducing the rate of return on any Lender's or any Lender's holding company's capital as a consequence of its obligations hereunder with respect to the Loans and the Commitments to a level below that which it could have achieved but for such adoption, change or compliance (taking into consideration such Lender's policies with respect to capital adequacy immediately before such adoption, change or compliance and assuming that such Lender's capital was fully utilized prior to such adoption, change or compliance) by an amount reasonably deemed by such Lender to be material, then, upon the earlier of ten (10) days after demand by such Lender or the Maturity Date, the Borrower shall promptly pay to such Lender such additional amounts as shall be sufficient to compensate such Lender for such reduced return, together with interest on such amount from the tenth (10th) day after the date of demand or the Maturity Date until payment in full thereof at the Default Rate. Notwithstanding the foregoing, the Borrower shall only be obligated to compensate such Lender for any amount under this subsection arising or occurring during (i) in the case of each such request for compensation, any time or period commencing not more than ninety (90) days prior to the date on which such Lender submits such request and (ii) any other time or period during which, because of the unannounced retroactive application of such law, regulation, interpretation, request or directive, such Lender could not have known that the resulting reduction in return might arise. A certificate of such Lender setting forth the amount to be paid to such Lender by the Borrower as a result of any event referred to in this paragraph and supporting calculations in reasonable detail shall be presumptively correct absent manifest error.

         Section 2.14 Lender Tax Forms. On or prior to the Agreement Date, and prior to the date on which any Person becomes a Lender hereunder, and from time to time thereafter if required by Applicable Law due to a change in circumstances or if reasonably requested by the Borrower or the Administrative Agent (unless such Lender is unable to do so by reasons of change in Applicable
Law), each Lender organized under the laws of a jurisdiction outside the United States shall provide the Administrative Agent and the Borrower with (i) an accurate and duly completed United States Internal Revenue Service Form 4224 or Form 1001, as the case may be, and Form W-8 or Form W-9, as the case may be, or other applicable or successor form, certificate or document prescribed by the United States Internal Revenue Service certifying as to such Lender's entitlement to full exemption from United States withholding tax with respect to all payments to be made to such Lender hereunder or under any Note or other Loan Document, or, (ii) in the case of a Lender that is not a "bank" within the meaning of Section 881(c)(3)(A) of the Code and cannot deliver either Internal Revenue Service Form 1001 or 4224 pursuant to clause (i) above, (A) an accurate and duly completed United States Internal Revenue Service Form W-8, or other applicable or successor form, certificate or document prescribed by the United States Internal Revenue Service certifying to such Lender's foreign status and
(B) a certificate certifying to such Lender's entitlement to a complete exemption from United States withholding tax with respect to all payments hereunder or under any Note or other Loan Document. In the event that the Borrower withholds a portion of any payment hereunder or under any Note or other Loan Document in accordance with this Section 2.14, the Borrower shall provide evidence that such taxes of any nature whatsoever in respect of this Agreement, any Loan or any Note or other Loan Document shall have been paid to the appropriate taxing authorities by delivery to the Lender on whose account such payment was made of the official tax receipts or notarized copies of such receipts within thirty (30) days after payment of such tax. If the Borrower fails to make any such payment when due, the Borrower shall indemnify the Lenders for any incremental taxes, interest or penalties that may become payable by any Lender as a result of any such failure. For any period with respect to which a Lender has failed to provide the Borrower with the appropriate form described above (other than if such failure is due to a change in Applicable Law occurring subsequent to the date on which a form originally was required to be provided), such Lender shall not be entitled to indemnification with respect to withholding taxes imposed by the United States and the Borrower shall be allowed to deduct from payments to such Lender hereunder and under any Note or other Loan Document, the amount of any such withholding taxes paid by the Borrower.

    Section 2.15 Letters of Credit.

         (a) Subject to the terms and conditions hereof, the Issuing Bank, on behalf of the Lenders, and in reliance on the agreements of the Lenders set forth in subsection (c) of this Section 2.15, hereby agrees to issue one (1) or more Letters of Credit up to an aggregate face amount equal to the Available Letter of Credit Commitment; provided, however, that the Issuing Bank shall not issue any Letter of Credit unless the conditions precedent to the issuance thereof set forth in Sections 3.1 and 3.3 hereof have been satisfied, and shall have no obligation to issue any Letter of Credit if any Default then exists or would be caused thereby or if, after giving effect to such issuance, the Available Revolving Loan Commitment would be less than zero; and provided further, however, that at no time shall the total Letter of Credit Obligations outstanding hereunder exceed $10,000,000.00. Each Letter of Credit shall (1) be denominated in U.S. dollars and (2) expire no later than the earlier to occur of
(A) five (5) Business Days prior to the Revolving Loan Maturity Date and (B) one
(1) year after its date of issuance.

         (b) The Borrower may from time to time request that the Issuing Bank issue a Letter of Credit. The Borrower shall execute and deliver to the Administrative Agent and the Issuing Bank a Request for Issuance of Letter of Credit for each Letter of Credit to be issued by the Issuing Bank, not later than 12:00 noon (New York, New York time) on the fifth (5th) Business Day preceding the date on which the requested Letter of Credit is to be issued, or such shorter notice as may be acceptable to the Issuing Bank and the Administrative Agent. Upon receipt of any such Request for Issuance of Letter of Credit, subject to satisfaction of all conditions precedent thereto as set forth in Section 3.3 hereof, the Issuing Bank shall process such Request for Issuance of Letter of Credit and the certificates, documents and other papers and information delivered to it in connection therewith in accordance with its customary procedures and shall promptly issue the Letter of Credit requested thereby. The Issuing Bank shall, upon request, furnish a copy of such Letter of Credit to any Lender following the issuance thereof.

         (c) Each Lender irrevocably authorizes the Issuing Bank to issue, reconfirm, reissue and extend each Letter of Credit in accordance with the terms of this Agreement. The Issuing Bank hereby sells, and each other Lender hereby purchases, on a continuing basis, a participation and an undivided interest in
(A) the obligations of the Issuing Bank to honor any draws under the Letters of Credit issued pursuant to this Agreement and (B) the Indebtedness of the Borrower to the Issuing Bank under this Agreement relating to each Letter of Credit and any reimbursement or indemnification agreement relating to each Letter of Credit, such participation being in the amount of such Lender's pro rata share of such obligations and Indebtedness based on such Lender's Commitment Ratio.

         (d) Upon receipt of a draw certificate from the beneficiary of a Letter of

Credit, the Issuing Bank shall promptly notify the Administrative Agent and the Administrative Agent shall notify the Borrower and each Lender, by telephone or telecopy, of the amount of the requested draw and, in the case of each Lender, such Lender's portion of such draw amount as calculated in accordance with its Commitment Ratio.

         (e) The Borrower hereby agrees to immediately reimburse the Issuing Bank for amounts paid by the Issuing Bank in respect of draws under a Letter of Credit issued at the Borrower's request. In order to facilitate such repayment, the Borrower hereby irrevocably requests the Lenders, and the Lenders hereby severally agree, on the terms and conditions of this Agreement (other than as provided in Article 2 hereof with respect to the amounts of, the timing of requests for, and the repayment of Advances hereunder and in Article 3 hereof with respect to conditions precedent to Advances hereunder), with respect to any drawing under a Letter of Credit prior to the occurrence of an event described in clause (f) or (g) of Section 8.1 hereof, to make an Advance (which Advance may be a Eurodollar Advance if the Borrower so requests in a timely manner or may be converted to a Eurodollar Advance as provided in this Agreement) to the Borrower under the Revolving Loan Commitment on each day on which a draw is made under any Letter of Credit and in the amount of such draw, and to pay the proceeds of such Advance directly to the Issuing Bank to reimburse the Issuing Bank for the amount paid by it upon such draw. Each Lender shall pay its share of such Advance by paying its portion of such Advance to the Administrative Agent in accordance with Section 2.2(e) hereof and its Commitment Ratio, without reduction for any set-off or counterclaim of any nature whatsoever and regardless of whether any Default (other than with respect to an event described in clauses (f) or (g) of Section 8.1 hereof) then exists or would be caused thereby. If at any time that any Letters of Credit are outstanding, any of the events described in clause (f) or (g) of Section 8.1 hereof shall have occurred and be continuing, then each Lender shall, automatically upon the occurrence of any such event and without any action on the part of the Issuing Bank, the Borrower, the Administrative Agent or the Lenders, or any of them, be deemed to have purchased an undivided participation in the face amount of all Letters of Credit then outstanding in an amount equal to such Lender's Commitment Ratio times the face amount of all Letters of Credit then outstanding, and each Lender shall, notwithstanding such Event of Default, upon a drawing under any Letter of Credit, immediately pay to the Administrative Agent for the account of the Issuing Bank, in immediately available funds, the amount of such Lender's participation (and the Issuing Bank shall deliver to such Lender a loan participation certificate dated the date of the occurrence of such event and in the amount of such Lender's Commitment Ratio times the face amount of all Letters of Credit then outstanding). The obligation of each Lender to make payments to the Administrative Agent, for the account of the Issuing Bank, in accordance with this Section 2.15 shall be absolute and unconditional and no Lender shall be relieved of its obligations to make such payments by reason of non-compliance by any other Person with the terms of the Letter of Credit or for any other reason other than the gross negligence or willful misconduct of the Issuing Bank, as determined by a final order of a court of competent jurisdiction. The Administrative Agent shall promptly remit to the Issuing Bank the amounts so received from the Lenders. Any overdue amounts payable by the Lenders to the Issuing Bank in respect of a draw under any Letter of Credit shall bear interest, payable on demand, at the Federal Funds rate, plus one percent (1%).

         (f) The Borrower agrees to reimburse the Lenders for any Advances made pursuant to draws under any Letter of Credit, and each payment by the Borrower in respect of its obligation to reimburse the Lenders under this Section 2.15 shall be made on the date of such Advance in lawful money of the United States of America in immediately available funds. Any overdue amounts payable by the Borrower under this Section 2.15 shall bear interest, payable on the earlier of demand or the Revolving Loan Maturity Date, for each day from and including the date payment thereof was due to, but excluding, the date of actual payment, at the Default Rate.

         (g) The Borrower agrees that any action taken or omitted to be taken by the Issuing Bank in connection with any Letter of Credit, except for such actions or omissions as shall constitute gross negligence or willful misconduct on the part of the Issuing Bank as determined by a final order of a court of competent jurisdiction, shall be binding on the Borrower as between the Borrower and the Issuing Bank, and shall not result in any liability of the Issuing Bank to the Borrower. The obligation of the Borrower to reimburse the Lenders for Advances made to reimburse the Issuing Bank for draws under the Letter of Credit shall be absolute, unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement under all circumstances whatsoever, including, without limitation, the following circumstances:

              (i) Any lack of validity or enforceability of any Loan Document;

              (ii) Any amendment or waiver of or consent to any departure from any or all of the Loan Documents;

              (iii) Any improper use which may be made of any Letter of Credit or any improper acts or omissions of any beneficiary or transferee of any Letter of Credit in connection therewith other than to the extent such use, action or omission is the result of the gross negligence or willful misconduct of the Issuing Bank as determined by a final order of a court of competent jurisdiction;

              (iv) The existence of any claim, set-off, defense or any right which the Borrower may have at any time against any beneficiary or any transferee of any Letter of Credit (or Persons for whom any such beneficiary or any such transferee may be acting) or any Lender (other than the defense of payment to such Lender in accordance with the terms of this Agreement) or any other Person, whether in connection with any Letter of Credit, any transaction contemplated by any Letter of Credit, this Agreement, any other Loan Document or any unrelated transaction;

              (v) Any statement or any other documents presented under any Letter of Credit proving to be insufficient, forged, fraudulent or invalid in any respect or any statement therein being untrue or inaccurate in any respect whatsoever, provided that such payment shall not have constituted gross negligence or willful misconduct of the Issuing Bank as determined by a final order of a court of competent jurisdiction;

              (vi) The insolvency of any Person issuing any documents in connection with any Letter of Credit;

              (vii) Any breach of any agreement between the Borrower and any beneficiary or transferee of any Letter of Credit, except to the extent such breach results from the gross negligence or willful misconduct of the Issuing Bank as determined by a final order of a court of competent jurisdiction;

              (viii) Any irregularity in the transaction with respect to which any Letter of Credit is issued, including any fraud by the beneficiary or any transferee of such Letter of Credit, but excluding any irregularity resulting from the gross negligence or willful misconduct of the Issuing Bank as determined by a final order of a court of competent jurisdiction;

              (ix) Any errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, wireless or otherwise, whether or not they are in code, provided that the same shall not be the result of the gross negligence or willful misconduct of the Issuing Bank as determined by a final order of a court of competent jurisdiction;

              (x) Any act, error, neglect or default, omission, insolvency or failure of business of any of the correspondents of the Issuing Bank, provided that the same shall not have constituted the gross negligence or willful misconduct of the Issuing Bank as determined by a final order of a court of competent jurisdiction;

              (xi) Any other circumstances arising from causes beyond the control of the Issuing Bank;

              (xii) Payment by the Issuing Bank under any Letter of Credit against presentation of a sight draft or a certificate which does not comply with the terms of such Letter of Credit, provided that such payment shall not have constituted gross negligence or willful misconduct of the Issuing Bank as determined by a final order of a court of competent jurisdiction; and

              (xiii) Any other circumstance or happening whatsoever, whether or not similar to any of the foregoing, provided that such other circumstances or happenings shall not have been the result of gross negligence or willful misconduct of the Issuing Bank or any Lender, as determined by a final order of a court of competent jurisdiction.

         (h) If any change in Applicable Law (adopted after the Agreement Date), any change in the interpretation or administration thereof (adopted after the Agreement Date), or any change in compliance with Applicable Law by the Issuing Bank or any Lender as a result of any official request or directive of any governmental authority, central bank or comparable agency (whether or not having the force of law) (issued after the Agreement Date) shall (i) impose, modify or deem applicable any reserve (including, without limitation, any imposed by the Board of Governors of the Federal Reserve System), special deposit, capital adequacy, assessment or other requirements or conditions against letters of credit issued by the Issuing Bank or against participations by any other Lender in the Letters of Credit or (ii) impose on the Issuing Bank or any other Lender any other condition regarding any Letter of Credit or any participation therein, and the result of any of the foregoing in the reasonable determination of the Issuing Bank or such Lender, as the case may be, is to increase the cost to the Issuing Bank or such Lender of issuing or maintaining any Letter of Credit or purchasing or maintaining any participation therein, as the case may be, by an amount (which amount shall be reasonably determined) deemed by the Issuing Bank or such Lender to be material, then, within ten (10) days after demand by the Issuing Bank or such Lender, the Borrower shall promptly pay the Issuing Bank or such Lender, as the case may be, such additional amount or amounts as shall be sufficient to compensate the Issuing Bank or such Lender for such increased costs, together with interest on such amount from the tenth (10th) day after the date of demand, until payment in full thereof at the Default Rate. A certificate of the Issuing Bank or such Lender setting forth the amount, and in reasonable detail the basis for the Issuing Bank or such Lender's determination of such amount, to be paid to the Issuing Bank or such Lender by the Borrower as a result of any event referred to in this paragraph shall be presumptively correct.

         (i) Each Lender shall be responsible (to the extent not reimbursed by the Borrower) for its pro rata share (based on such Lender's Commitment Ratio) of any and all reasonable out-of-pocket costs, expenses (including, without limitation, reasonable legal fees) and disbursements which may be incurred or made by the Issuing Bank in connection with the collection of any amounts due under, the administration of, or the presentation or enforcement of any rights conferred by any Letter of Credit, the Borrower's or any guarantor's obligations to reimburse or otherwise, except that no Lender shall be liable to the Issuing Bank for any portion of such out-of-pocket costs, expenses (including, without limitation, reasonable legal fees) and disbursements from the gross negligence or willful misconduct of the Issuing Bank, as determined by a final, non-appealable judicial order of a court of competent jurisdiction. In the event the Borrower shall fail to pay such expenses of the Issuing Bank within ten (10) days after demand for payment by the Issuing Bank, each Lender shall thereupon pay to the Issuing Bank its pro rata share (based on such Lender's Commitment Ratio) of such expenses within five (5) days from the date of the Issuing Bank's notice to the Lenders of the Borrower's failure to pay; provided, however, that if the Borrower or any guarantor shall thereafter pay such expense, the Issuing Bank will repay to each Lender the amounts received from such Lender hereunder.

         (j) The Borrower agrees that each Base Rate Advance by the Lenders to reimburse the Issuing Bank for draws under any Letter of Credit, shall, for all purposes hereunder, be deemed to be a Base Rate Advance under the Revolving Loan Commitment to the Borrower and shall be payable and bear interest in accordance with all other Loans to the Borrower.

         (k) The Borrower will indemnify and hold harmless the Administrative Agent, the Issuing Bank and each other Lender and each of their respective employees, representatives, officers and directors from and against any and all claims, liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever (including, without limitation, reasonable attorneys' fees, but excluding taxes) which may be imposed on, incurred by or asserted against the Administrative Agent, the Issuing Bank or any such other Lender in any way relating to or arising out of the issuance of a Letter of Credit; provided, however, that the Borrower shall not be liable to the Administrative Agent, the Issuing Bank or any such Lender for any portion of such claims, liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses, or disbursements resulting from the gross negligence or willful misconduct of the Administrative Agent, the Issuing Bank or such Lender, as the case may be, as determined by a final order of a court of competent jurisdiction. This Section 2.15(k) shall survive termination of this Agreement.

         (l) The Issuing Bank may resign as Issuing Bank upon sixty (60) days' prior written notice to the Administrative Agent, the Lenders and the Borrower. If the Issuing Bank shall resign as Issuing Bank under this Agreement, then the Borrower shall appoint from among the Lenders a successor issuer of Letters of Credit, whereupon such successor issuer shall succeed to the rights, powers and duties of the Issuing Bank, and the term "Issuing Bank" shall mean such successor issuer effective upon such appointment. At the time such resignation shall become effective, the Borrower shall pay to the resigning Issuing Bank all accrued and unpaid fees pursuant to Section 2.4(b)(i) hereof. The acceptance of any appointment as the Issuing Bank hereunder by a successor Lender shall be evidenced by an agreement entered into by such successor, in a form satisfactory to the Borrower and the Administrative Agent and, from and after the effective date of such agreement, such successor Lender shall have all the rights and obligations of the previous Issuing Bank under this Agreement and the other Loan Documents. After the resignation of the Issuing Bank hereunder, the resigning Issuing Bank shall remain a party hereto and shall continue to have all the rights and obligations of an Issuing Bank under this Agreement and the other Loan Documents with respect to Letters of Credit issued by it prior to such resignation, but shall not be required to issue additional Letters of Credit. After any retiring Issuing Bank's resignation as Issuing Bank, the provisions of this Agreement relating to the Issuing Bank shall inure to its benefit as to any actions taken or omitted to be taken by it (i) while it was Issuing Bank under this Agreement or (ii) at any time with respect to Letters of Credit issued by such Issuing Bank.


                         ARTICLE 3 Conditions Precedent

    Section 3.1 Conditions Precedent to Effectiveness of Agreement. The obligation of the Lenders to undertake the Commitments and the effectiveness of this Agreement are subject to the prior or contemporaneous fulfillment of each of the following conditions:

         (a) The Administrative Agent and the Lenders shall have received, in form and substance satisfactory to them, each of the following:

              (i) this Agreement duly executed;

              (ii) duly executed Notes;

              (iii) duly executed confirmations of the Loan Documents (as defined in the Prior Loan Agreement) by the Borrower, the Parent and the Borrower's Subsidiaries, including confirmation of: (A) Borrower's Pledge Agreement, (B) Borrower's Security Agreement, (C) Subsidiary Pledge Agreements,
(D) Subsidiary Security Agreements, (E) Subsidiary Guaranties, (F) Parent Pledge Agreement, (G) Parent Guaranty Agreement, (H) Assignment of Rights, and (I) loan certificate for each of the Parent, the Borrower and each Subsidiary of the Borrower (including all License Subs);

              (iv) legal opinions of (w) Brown & Wood LLP, special New York counsel to the Parent, the Borrower and its Subsidiaries, (x) Young, Williams, Henderson and Fuselier, P.A., local counsel to the Parent, the Borrower and its Subsidiaries, (y) Vinson & Elkins, special Texas counsel to the Parent, the Borrower and its Subsidiaries, and (z) Lukas, Nace, Gutierrez & Sachs, special FCC counsel to the Parent, the Borrower and its Subsidiaries, each addressed to each of the Lenders and the Administrative Agent, and dated as of the Agreement Date;

              (v) copies of insurance binders or certificates covering the assets of the Borrower and its Subsidiaries and otherwise meeting the requirements of this Agreement;

              (vi) duly executed Certificate of Financial Condition for the Borrower and its Subsidiaries on a consolidated basis, given by the chief financial officer of the Borrower, and such other information pertaining to the capital and corporate structure of the Borrower or any of its Subsidiaries as the Administrative Agent or the Lenders shall request;

              (vii) lien and judgment search results with respect to the Borrower;

              (viii) delivery to the Administrative Agent of all possessory collateral, including, without limitation, any pledged notes or pledged stock;

              (ix) duly executed Performance Certificate for the Borrower and its Subsidiaries;

              (x) duly executed Master Assignment and Assumption Agreement in respect of the Prior Loan Agreement; and

              (xi) all such other documents as the Administrative Agent or any Lender may reasonably request, certified by an appropriate governmental official or an Authorized Signatory if so requested.

         (b) The Administrative Agent and the Lenders shall have received evidence satisfactory to them that all Necessary Authorizations, including, without limitation, all necessary consents to the closing of this Agreement and the other Loan Documents, have been obtained or made, are in full force and effect and are not subject to any pending or, to the knowledge of the Borrower, threatened reversal or cancellation, and the Administrative Agent and the Lenders shall have received a certificate of an Authorized Signatory so stating.

         (c) The Borrower shall have certified to the Administrative Agent and the Lenders that each of the representations and warranties in Article 4 hereof and each other Loan Document are true and correct as of the Agreement Date and that no Default or Event of Default then exists or is continuing.

         (d) There shall not exist as of the Agreement Date, any action, suit, proceeding or investigation pending against, or, to the knowledge of the Borrower, threatened against or in any manner relating adversely to, the Borrower, any of its Subsidiaries, any of their respective properties or the transactions contemplated hereby, in each case, which reasonably could be expected to have a Materially Adverse Effect.

         (e) The Borrower has entered into (i) supply contracts with Qualified Vendors for the build out of the Borrower's Cellular System and the acquisition of related equipment, and, to the extent material, such contracts shall be reasonably satisfactory to the Lenders and (ii) such other agreements with third parties as may be reasonably necessary to the conduct of its proposed operations in accordance with its business plan.

    Section 3.2 Conditions Precedent to Each Advance. The obligation of the Lenders to make each Advance which, if funded, would increase the aggregate principal amount of Loans outstanding after the Agreement Date, is subject to the fulfillment of each of the following conditions immediately prior to or contemporaneously with such Advance:

         (a) All of the representations and warranties of the Borrower under this Agreement and the other Loan Documents (including, without limitation, all representations and warranties with respect to the Borrower's Subsidiaries), which, pursuant to Section 4.2 hereof, are made at and as of the time of such Advance (except to the extent previously fulfilled in accordance with the terms hereof and to the extent relating specifically to a specific prior date), shall be true and correct at such time in all material respects, both before and after giving effect to the application of the proceeds of such Advance, and after giving effect to any updates to information provided to the Lenders in accordance with the terms of such representations and warranties, and no Default hereunder shall then exist or be caused thereby;

         (b) The Administrative Agent and the Lenders shall have received a certificate of the Borrower stating that there is no Default or Event of Default, both before and after giving effect to the proposed Advance of the Loans hereunder;

         (c) The Administrative Agent shall have received a duly executed Request for Advance, a Use of Proceeds Letter and a Performance Certificate;

         (d) If such Advance is in connection with an Acquisition, each of the Administrative Agent and the Lenders shall have received all such other certificates, reports, statements, opinions of counsel or other documents as the Administrative Agent or any Lender may reasonably request; and

         (e) With respect to any Advance in any way relating to any Acquisition or the formation of any Subsidiary which is permitted hereunder, the Administrative Agent and the Lenders shall have received such documents and instruments, if any, relating to the Acquisition, or the formation of such new Subsidiary, as are described in Sections 5.13 and 7.6 hereof or otherwise required herein.

The acceptance of proceeds of any Advance which would increase the aggregate principal amount of Loans outstanding shall be deemed to be a representation and warranty by the Borrower as to compliance with this Section 3.2 on the date any such Loan is made.

    Section 3.3 Conditions Precedent to Issuance of Letters of Credit. The obligation of the Issuing Bank to issue each Letter of Credit hereunder is subject to the fulfillment of each of the following conditions immediately prior to or contemporaneously with such issuance:

         (a) All of the representations and warranties under this Agreement and the other Loan Documents (including, without limitation, all representations and warranties with respect to the Borrower's Subsidiaries), which, pursuant to
Section 4.2 hereof, are made at and as of the time of the issuance of such Letter of Credit (except to the extent previously fulfilled in accordance with the terms hereof and to the extent relating specifically to a specific prior date), shall be true and correct at such time in all material respects, both before and after giving effect to the issuance of such Letter of Credit, and after giving effect to any updates to information provided to the Lenders in accordance with the terms of such representations and warranties;

         (b) There shall not exist, on the date of the issuance of such Letter of Credit and after giving effect thereto, a Default hereunder and the Administrative Agent shall have received a Request for Issuance of a Letter of Credit so certifying; and

         (c) Each of the Administrative Agent, the Issuing Bank and each of the Lenders shall have received all such other certificates, reports, statements or other documents as any of them may reasonably request.

                    ARTICLE 4 Representations and Warranties

    Section 4.1 Representations and Warranties. The Parent and the Borrower hereby represent and warrant, upon the Agreement Date, and at all times thereafter as required pursuant to the terms hereof, in favor of the Administrative Agent and each Lender that:

         (a) Organization; Ownership; Power; Qualification. Each of the Borrower and the Parent is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation. Each of the Borrower and the Parent has the corporate power and authority to own its properties and to carry on its business as now being conducted. Each Subsidiary of the Borrower is a corporation, partnership or limited liability company duly organized, validly existing and in good standing under the laws of the state of its incorporation or formation, as the case may be, and has the corporate, limited liability company or partnership power and authority, as the case may be, to own its properties and to carry on its business as now being conducted. The Parent has no Subsidiaries other than the Borrower and its Subsidiaries. The Borrower, each of its Subsidiaries and the Parent are duly qualified, in good standing and authorized to do business in each jurisdiction in which the character of their respective properties or the nature of their respective businesses requires such qualification or authorization, except to the extent a failure to do so could not reasonably be expected to have a Materially Adverse Effect.

         (b) Authorization; Enforceability. The Borrower has the corporate power and has taken all necessary corporate action to authorize it to borrow hereunder, and each of the Borrower and the Parent has the corporate power and has taken all necessary corporate action to execute, deliver and perform this Agreement and each of the other Loan Documents to which it is a party in accordance with their respective terms and to consummate the transactions contemplated hereby and thereby. This Agreement has been duly executed and delivered by the Borrower and the Parent and is, and each of the other Loan Documents to which the Borrower and the Parent is party is, a legal, valid and binding obligation of the Borrower or the Parent, as applicable, enforceable against the Borrower or the Parent, as applicable, in accordance with its terms, subject to the following qualifications: (i) an order of specific performance and an injunction are discretionary remedies and, in particular, may not be available where damages are considered an adequate remedy at law and (ii) applicable bankruptcy, insolvency, liquidation, reorganization, reconstruction and other similar laws affecting enforcement of creditors' rights generally (insofar as any such law relates to the bankruptcy, insolvency or similar event of the Borrower and the Parent).

         (c) Subsidiaries: Authorization; Enforceability. The Borrower's Subsidiaries and the Borrower's direct and indirect ownership thereof as of the Agreement Date are as set forth on Schedule 2 attached hereto, and to the extent such Subsidiaries are corporations, the Borrower has the unrestricted right to vote the issued and outstanding shares of its Subsidiaries shown thereon and such shares of such Subsidiaries have been duly authorized and issued and are fully paid and nonassessable. Each Subsidiary of the Borrower has the corporate, partnership or limited liability company power and has taken all necessary corporate, partnership or limited liability company action to authorize it to execute, deliver and perform each of the Loan Documents to which it is a party in accordance with their respective terms and to consummate the transactions contemplated by this Agreement and by such Loan Documents. Each of the Loan Documents to which any Subsidiary of the Borrower is party is a legal, valid and binding obligation of such Subsidiary enforceable against such Subsidiary in accordance with its terms, subject to the following qualifications: (i) an order of specific performance and an injunction are discretionary remedies and, in particular, may not be available where damages are considered an adequate remedy at law and (ii) applicable bankruptcy, insolvency, liquidation, reorganization, reconstruction and other similar laws affecting enforcement of creditors' rights generally (insofar as any such law relates to the bankruptcy, insolvency or similar event of any such Subsidiary). Except as set forth on Schedule 2 attached hereto, the Borrower's ownership interest in each of its Subsidiaries represents a direct or indirect controlling interest of such Subsidiary for purposes of directing or causing the direction of the management and policies of each Subsidiary.

         (d) Compliance with Other Loan Documents and Contemplated Transactions. The execution, delivery and performance, in accordance with their respective terms, by the Parent and the Borrower of this Agreement and the Notes, and by the Parent, the Borrower and the Borrower's Subsidiaries of each of the other Loan Documents to which they are respectively party, and the consummation of the transactions contemplated hereby and thereby, do not and will not (i) require any consent or approval, governmental or otherwise, not already obtained, (ii) violate any Applicable Law respecting the Parent, the Borrower or any Subsidiary of the Borrower, (iii) conflict with, result in a breach of, or constitute a default under the certificate or articles of incorporation or certificate of formation, or by-laws, limited partnership agreement or operating agreement, each as amended, as the case may be, of the Parent, the Borrower or of any Subsidiary of the Borrower, or (iv) conflict with, result in a breach of, or constitute a default under any material indenture, agreement, or other instrument, including, without limitation, the Licenses, to which the Parent, the Borrower or any of the Borrower's Subsidiaries is a party or by which any of them or their respective properties may be bound, or (v) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by the Parent, the Borrower or any of the Borrower's Subsidiaries, except for Permitted Liens.

         (e) Business. The Borrower, together with its Subsidiaries, is engaged in the business of building, owning and operating a wireless communications network covering POPs primarily throughout the south-central United States and other related businesses.

         (f) Licenses Except as set forth on Schedule 1 attached hereto, the Licenses have been duly issued, are in full force and effect (excluding the Give-back Licenses) and, as of the Agreement Date, are held by a License Sub as set forth on Schedule 1 attached hereto. The Parent, the Borrower and the Borrower's Subsidiaries are in compliance in all material respects with all of the provisions thereof. Except as set forth on Schedule 1, neither any License nor any

Necessary Authorization is the subject of any pending or, to the best of the Parent's and the Borrower's knowledge, threatened revocation, which could reasonably be expected to have a Materially Adverse Effect.

         (g) Compliance with Applicable Law. The Parent, the Borrower and the Borrower's Subsidiaries are in compliance with all Applicable Law except to the extent that any noncompliance could not reasonably be expected to have a Materially Adverse Effect.

         (h) Title to Assets. The Parent, the Borrower and the Borrower's Subsidiaries have good, legal and marketable title to, or a valid leasehold interest in, all the Parent's, the Borrower's and such Subsidiaries' material assets, respectively. None of the properties or assets of the Parent, the Borrower or any of the Borrower's Subsidiaries is subject to any Liens, except for Permitted Liens. Except for financing statements evidencing Permitted Liens, no financing statement under the Uniform Commercial Code as in effect in any jurisdiction and no other filing which names the Parent, the Borrower or any of the Borrower's Subsidiaries as debtor or which covers or purports to cover any of the assets of the Parent, the Borrower or any of the Borrower's Subsidiaries is currently effective and on file in any state or other jurisdiction, and none of the Parent, the Borrower or any of the Borrower's Subsidiaries has signed any such financing statement or filing or any security agreement authorizing any secured party thereunder to file any such financing statement or filing.

         (i) Litigation. There is no action, suit, proceeding or investigation pending against, or, to the best of the Parent's or the Borrower's knowledge, threatened against or in any other manner relating materially adversely to, the Parent, the Borrower or any of the Borrower's Subsidiaries or, any of their respective properties, including, without limitation, the Licenses, in any court or before any arbitrator of any kind or before or by any governmental body (including, without limitation, the FCC), except as set forth on Schedule 4 attached hereto (as such schedule may be updated with the consent of the Required Lenders from time to time) or which could reasonably be expected to have a Materially Adverse Effect. No such action, suit, proceeding or investigation (i) calls into question the validity of this Agreement or any other Loan Document or (ii) individually or collectively involves the possibility of any judgment or liability not fully covered by insurance which, if determined adversely to the Parent, the Borrower or any of the Borrower's Subsidiaries, could reasonably be expected to have a Materially Adverse Effect.

         (j) Taxes. All federal, state and other income and other material tax returns of the Parent, the Borrower and each of the Borrower's Subsidiaries required by law to be filed have been duly filed and all federal, state and other taxes, including, without limitation, withholding taxes, assessments and other governmental charges or levies required to be paid by the Parent, the Borrower or any of the Borrower's Subsidiaries or imposed upon the Parent, the Borrower or any of the Borrower's Subsidiaries or any of their respective properties, income, profits or assets, which are due and payable, have been paid, except any such taxes (i) (x) the payment of which the Parent, the Borrower or any of the Borrower's Subsidiaries is diligently contesting in good faith by appropriate proceedings, (y) for which adequate reserves have been provided on the books of the Parent, the Borrower or the Subsidiary of the Borrower involved and (z) as to which no Lien other than a Permitted Lien has attached or (ii) which may result from audits not yet conducted. The charges, accruals and reserves on the books of the Parent, the Borrower and each of the Borrower's Subsidiaries, as applicable, in respect of taxes are, in the judgment of the Parent and the Borrower, adequate.

         (k) Financial Statements. The Parent and the Borrower have furnished or caused to be furnished to the Administrative Agent and the Lenders unaudited pro forma consolidated balance sheets of the Borrower, the Subsidiaries of the Borrower and the Parent , dated as of September 30, 1998, which, together with other financial statements furnished to the Lenders subsequent to the Agreement Date have been prepared in accordance with GAAP and present fairly in all material respects the financial position of the Parent, the Borrower and the Borrower's Subsidiaries on a consolidated and consolidating basis, as the case may be, on and as at such dates and the results of operations for the periods then ended (subject, in the case of unaudited financial statements, to normal year-end and audit adjustments). None of the Parent, the Borrower or any of the Borrower's Subsidiaries has any material liabilities, contingent or otherwise, other than as disclosed in the financial statements most recently delivered on the Agreement Date or pursuant to Section 6.1 or 6.2 hereof, and there are no material unrealized losses of the Parent, the Borrower or any of the Borrower's Subsidiaries and no material anticipated losses of the Parent, the Borrower or any of the Borrower's Subsidiaries other than those which have been previously disclosed in writing to the Administrative Agent and the Lenders and identified as such.

         (l) No Material Adverse Change. Since September 30, 1998, there has occurred no event, condition, action, omission, status, situation or other change which has had or which could reasonably be expected to have a Materially Adverse Effect.

         (m) ERISA. The Borrower and each of its Subsidiaries and each of their respective Plans are in compliance with ERISA and the Code, except to the extent a failure to do so could not reasonably be expected to have a Materially Adverse Effect, and neither the Borrower nor any of its ERISA Affiliates, including its Subsidiaries, has incurred any accumulated funding deficiency with respect to any such Plan within the meaning of ERISA or the Code. The Borrower, each of its Subsidiaries, and each other ERISA Affiliate have complied with all requirements of COBRA, except to the extent a failure to do so could not reasonably be expected to have a Materially Adverse Effect. Neither the Borrower nor any of its Subsidiaries has made any promises of retirement or other benefits to employees, except as set forth in the Plans, in written agreements with such employees, or in the Borrower's employee handbook and memoranda to employees. Neither the Borrower nor any of its ERISA Affiliates, including its Subsidiaries, has incurred any material liability to PBGC in connection with any such Plan. The assets of each such Plan which is subject to Title IV of ERISA are sufficient to provide the benefits under such Plan, the payment of which PBGC would guarantee if such Plan were terminated, and such assets are also sufficient to provide all other "benefit liabilities" (within the meaning of Section 4041 of ERISA) due under the Plan upon termination. No Reportable Event has occurred and is continuing with respect to any such Plan. No such Plan or trust created thereunder, or party in interest (as defined in Section 3(14) of ERISA), or any fiduciary (as defined in Section 3(21) of ERISA), has engaged in a "prohibited transaction" (as such term is defined in Section 406 of ERISA or Section 4975 of the Code) which would subject such Plan or any other Plan of the Borrower or any of its Subsidiaries, any trust created thereunder, or any such party in interest or fiduciary, or any party dealing with any such Plan or any such trust, to the tax or penalty on "prohibited transactions" imposed by Section 502 of ERISA or
Section 4975 of the Code. Neither the Borrower nor any of its ERISA Affiliates, including its Subsidiaries, is or has been obligated to make any payment to a Multiemployer Plan.

         (n) Compliance with Regulations T, U and X. Neither the Borrower nor any of its Subsidiaries is engaged principally in, or has as one of its important activities, the business of extending credit for the purpose of purchasing or carrying, and neither the Borrower nor any of its Subsidiaries owns or presently intends to acquire, any "margin security" or "margin stock" (herein called "margin stock") as defined in Regulations T, U, and X (12 C.F.R. Parts 220, 221 and 224) of the Board of Governors of the Federal Reserve System (the "Regulations"). None of the proceeds of the Loans will be used, directly or indirectly, for the purpose of purchasing or carrying any margin stock or for the purpose of reducing or retiring any Indebtedness which was originally incurred to purchase or carry margin stock or for any other purpose which might constitute this transaction a "purpose credit" within the meaning of the Regulations. Neither the Borrower, its Subsidiaries, nor any bank acting on their behalf has taken, caused to be authorized or taken, or will take any action which might cause this Agreement or the Notes to violate the Regulations or any other regulation of the Board of Governors of the Federal Reserve System or to violate the applicable provisions of the Securities Exchange Act of 1934, in each case as now in effect or as the same may hereafter be in effect. If so requested by any Lender, the Borrower and its Subsidiaries will furnish such Lender with (i) a statement or statements in conformity with the requirements of Federal Reserve Form U-1 referred to in Regulation U of said Board of Governors and (ii) other documents evidencing its compliance with the margin regulations, including, without limitation, an opinion of counsel in form and substance satisfactory to such Lender. Neither the making of the Loans nor the use of proceeds thereof will violate, or be inconsistent with, the provisions of the Regulations.

         (o) Investment Company Act. None of the Parent, the Borrower or any of the Borrower's Subsidiaries is required to register under the provisions of the Investment Company Act of 1940, as amended, and neither the entering into or performance by the Parent, the Borrower and the Borrower's Subsidiaries of this Agreement and the Loan Documents nor the issuance of the Notes violates any provision of such Act or requires any consent, approval or authorization of or registration with, the Securities and Exchange Commission or any other governmental or public body or authority pursuant to any provisions of such Act.

         (p) Governmental Regulation. None of the Parent, the Borrower or any of the Borrower's Subsidiaries is required to obtain any consent, approval, authorization, permit or license which has not already been obtained from, or effect any filing or registration which has not already been effected with, any federal, state or local regulatory authority in connection with the execution and delivery of this Agreement or any other Loan Document (other than filings required to be made under the Security Documents), in either case which if not obtained or made would have a Materially Adverse Effect. None of the Parent, the Borrower or any of the Borrower's Subsidiaries is required to obtain any consent, approval, authorization, permit or license which has not already been obtained from, or effect any filing or registration which has not already been effected with, any federal, state or local regulatory authority in connection with the performance, in accordance with their respective terms, of this Agreement or any other Loan Document (other than filings required to be made under the Security Documents), in either case which if not obtained or made would have a Materially Adverse Effect.

         (q) Absence of Default, etc. The Parent, the Borrower and the Borrower's Subsidiaries are in compliance in all respects with all of the provisions of their respective certificates or articles of incorporation, organization or formation and by-laws, partnership agreements and operating agreements, as the case may be, and no action, event, condition or situation has occurred or failed to occur (including, without limitation, any matter which could create a Default hereunder by cross- default) which has not been remedied or waived, the occurrence or non-occurrence of which constitutes, (i) a Default or (ii) a material default by the Parent, the Borrower or any of the Borrower's Subsidiaries, or an action, event, condition or situation giving rise to any put right or other prepayment right of any holder of Indebtedness, under any indenture, agreement or other instrument relating to Indebtedness of the Parent, the Borrower or any of the Borrower's Subsidiaries (other than as set forth on Schedule 3 attached hereto), or a default under any License (which Default could reasonably be expected to result in an Event of Default under Section 8.1(l) hereof), or a default under any judgment, decree or order to which the Parent, the Borrower or any of the Borrower's Subsidiaries is a party or by which the Parent, the Borrower or any of the Borrower's Subsidiaries or any of their respective properties may be bound or affected, except to the extent any of the foregoing in this (ii) could not reasonably be expected to have a Materially Adverse Effect. None of the Parent, the Borrower or any of the Borrower's Subsidiaries is a party to or bound by any contract or agreement continuing after the Agreement Date, or bound by any Applicable Law, the performance of which or the compliance with which, as applicable, could reasonably be expected to have a Materially Adverse Effect or could reasonably be expected to result in the loss of any License (other than any Give-back License) issued by the FCC.

         (r) Accuracy and Completeness of Information. All material information, reports, and other papers relating to the Parent, the Borrower or any of the Borrower's Subsidiaries furnished by or on behalf of the Parent, the Borrower or any of the Borrower's Subsidiaries to the Administrative Agent or the Lenders were, at the time furnished, true, complete and correct in all material respects to the extent necessary to give the Administrative Agent and the Lenders true and accurate knowledge of the subject matter thereof in light of the circumstances under which they were made; provided that, with respect to projected financial information, the Borrower represents only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time. No fact or situation is currently known to the Parent or the Borrower which has had or which could reasonably be expected to have a Materially Adverse Effect.

         (s) Insurance. As of the Agreement Date Schedule 8 sets forth a description of all insurance maintained by or on behalf of the Parent, the Borrower and the Borrower's Subsidiaries as of the Agreement Date. As of the Agreement Date, all premiums in respect of such insurance have been paid.

         (t) Labor Matters. As of the Agreement Date, there are no strikes, lockouts or slowdowns against the Borrower or any Subsidiary pending or, to the knowledge of the Borrower, threatened. With such exceptions as could not reasonably be expected to result in a Materially Adverse Effect, (i) the hours worked by and payments made to employees of the Borrower and the Subsidiaries have not been in violation of the Fair Labor Standards Act or any other applicable Federal, state, local or foreign law dealing with such matters and
(ii) all payments due from the Borrower or any Subsidiary, or for which any claim may be made against the Borrower or any Subsidiary, on account of wages and employee health and welfare insurance and other benefits, have been paid or accrued as a liability on the books of the Borrower or such Subsidiary.

         (u) Priority. The Security Interest is a valid and perfected first priority security interest in the Collateral in favor of the Administrative Agent, for the benefit of itself and the Lenders, securing, in accordance with the terms of the Security Documents, the Obligations, and the Collateral is subject to no Liens other than Permitted Liens. The Liens created by the Security Documents are enforceable as security for the Obligations in accordance with their terms with respect to the Collateral subject to the following qualifications: (i) an order of specific performance and an injunction are discretionary remedies and, in particular, may not be available where damages are considered an adequate remedy at law; and (ii) applicable bankruptcy, insolvency, liquidation, reorganization, reconstruction and other similar laws affecting enforcement of creditors' rights generally (insofar as any such law relates to the bankruptcy, insolvency or similar event of the Parent, the Borrower or any of the Borrower's Subsidiaries, as the case may be).

         (v) Indebtedness for Money Borrowed. Except as described on Schedule 6 attached hereto and other than the Advances, if any, none of the Parent, the Borrower, or any of the Borrower's Subsidiaries has outstanding, as of the Agreement Date, any Indebtedness for Money Borrowed.

         (w) Solvency. As of the Agreement Date and after giving effect to the transactions contemplated by the Loan Documents: (i) the property of the Borrower, at a fair valuation, will exceed its debt; (ii) the capital of the Borrower will not be unreasonably small to conduct its business; (iii) the Borrower will not have incurred debts beyond its ability to pay such debts as they mature; and (iv) the present fair salable value of the assets of the Borrower will be greater than the amount that will be required to pay its probable liabilities (including debts) as they become absolute and matured. For purposes of this Section, "debt" means any liability on a claim, and "claim" means (a) the right to payment, whether or not such right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, undisputed, legal, equitable, secured or unsecured, or (b) the right to an equitable remedy for breach of performance if such breach gives rise to a right to payment, whether or not such right to an equitable remedy is

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reduced to judgment, fixed, contingent, matured, unmatured, undisputed, secured or unsecured.

         (x) Patents, Trademarks, Copyrights, etc. The Borrower and each of its Subsidiaries owns, possesses, or has the right to use all material patents, trademarks, trademark rights, trade names, trade name rights, service marks and copyrights, and rights with respect thereof, necessary to conduct its respective business as now conducted, without known conflict with any patent, trademark, trade name, service mark, or copyright of any other Person, and in each case, subject to no mortgage, pledge, lien, lease, encumbrance, charge, security interest, title retention agreement, or option. All such patents, trademarks, trademark rights, trade names, trade name rights, service marks and copyrights are listed as of the Agreement Date on Schedule 1 attached hereto and are in full force and effect, the holder thereof is in full compliance in all material respects with all of the provisions thereof, and no such asset or agreement is subject to any pending or threatened attack or revocation.

         (y) Year 2000 Compliance. Each of the Parent and the Borrower has (i) initiated a review and assessment of all areas within the Parent's, the Borrower's and each of the Borrower's Subsidiaries' respective business and operations (including those affected by suppliers, vendors and customers) that could be adversely affected by the "Year 2000 Problem" (that is, the risk that computer applications used by the Parent, the Borrower or any of the Borrower's Subsidiaries (or suppliers, vendors and customers) may be unable to recognize and perform properly date-sensitive functions involving certain dates prior to and any date after December 31, 1999), (ii) developed a plan and timeline for addressing the Year 2000 Problem on a timely basis, and (iii) to date, implemented that plan in accordance with that timetable. Based on the foregoing, the Parent and the Borrower believe that all computer applications (including those of its suppliers, vendors and customers) that are material to the Parent's, the Borrower's or any of the Borrower's Subsidiaries' business and operations are reasonably expected on a timely basis to be able to perform properly date-sensitive functions for all dates before and after January 1, 2000 (that is, be "Year 2000 Compliant"), except to the extent that a failure to do so could not reasonably be expected to have a Materially Adverse Effect.

         (z) Parent Assets. As of the Agreement Date, the Parent has no assets other than the Capital Stock of the Borrower, investments in the Borrower and/or the Borrower's Subsidiaries permitted hereunder, rights under the Securities Purchase Agreement, rights under the Stockholders Agreement, and the Bid Equity Commitments, so long as the proceeds of such Bid Equity Commitments are disposed of in accordance with Section 5.17(b) hereof.

         (aa) Parent Business. The Parent is engaged in no business other than holding the assets described in Section 4.1(z) hereof, incurring Indebtedness permitted under Section 7.1 hereof and incurring the Bid Equity Commitments, so long as the proceeds of such Bid Equity Commitments are disposed of in accordance with Section 5.17(b) hereof.

    Section 4.2 Survival of Representations and Warranties, etc. All representations and warranties made under this Agreement and any other Loan Document shall be deemed to be made, and shall be true and correct, at and as of the Agreement Date, on the date of each

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

Advance and on the date of issuance of each Letter of Credit, which, if funded, would increase the aggregate principal amount of the Loans outstanding, except to the extent previously fulfilled in accordance with the terms hereof and to the extent relating specifically to the Agreement Date. All representations and warranties made under this Agreement and the other Loan Documents shall survive, and not be waived by, the execution hereof by the Lenders and the Administrative Agent, any investigation or inquiry by any Lender or the Administrative Agent, or the making of any Advance under this Agreement.


                          ARTICLE 5 General Covenants

         So long as any of the Obligations is outstanding and unpaid or the Lenders have an obligation to fund Advances hereunder (whether or not the conditions to borrowing have been or can be fulfilled), and unless the Required Lenders, or such greater number of Lenders as may be expressly provided herein, shall otherwise consent in writing:

    Section 5.1 Preservation of Existence and Similar Matters. Except as permitted under Section 7.4(b) hereof, the Parent and the Borrower will, and will cause each of the Borrower's Subsidiaries to:

         (a) preserve and maintain its existence, and its material rights, franchises, licenses and privileges in the state of its incorporation or formation, as the case may be; and

         (b) qualify and remain qualified and authorized to do business in each jurisdiction in which the character of its properties or the nature of its business requires such qualification or authorization, except for qualifications and authorizations the lack of which, singly or in the aggregate, has not had and, insofar as can reasonably be foreseen, will not have a Materially Adverse Effect on the Parent, the Borrower and the Borrower's Subsidiaries taken as a whole.

    Section 5.2 Business; Compliance with Applicable Law. The Parent and the Borrower will, and will cause each of the Borrower's Subsidiaries to, (a) engage in the business of building and operating a wireless communications network and related businesses, and (b) comply with the requirements of all Applicable Law, except where the failure to do so individually or in the aggregate could not reasonably be expected to have a Materially Adverse Effect.

    Section 5.3 Maintenance of Properties. The Parent and the Borrower will, and will cause each of the Borrower's Subsidiaries to, maintain or cause to be maintained in the ordinary course of business in good repair, working order and condition (reasonable wear and tear excepted) all properties used in their respective businesses (whether owned or held under lease), other than obsolete equipment or unused assets, and from time to time make or cause to be made all needed and appropriate repairs (it being understood that the Borrower shall be deemed to be

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

in compliance with this Section 5.3 if, in connection with any damage to its properties covered by insurance, the Borrower is diligently pursuing the repair or replacement of such damaged assets), renewals, replacements, additions, betterments and improvements thereto.

    Section 5.4 Accounting Methods and Financial Records. The Parent and the Borrower will, and will cause each of the Borrower's Subsidiaries to, on a consolidated and consolidating basis, maintain a system of accounting established and administered in accordance with GAAP, keep adequate records and books of account in which complete entries will be made in accordance with GAAP and reflecting all transactions required to be reflected by GAAP, and keep accurate and complete records of their respective properties and assets. The Parent, the Borrower and the Borrower's Subsidiaries will maintain a fiscal year ending on December 31st.

    Section 5.5 Insurance. The Parent and the Borrower will, and will cause each of the Borrower's Subsidiaries to:

         (a) maintain insurance, including, but not limited to, business interruption coverage and public liability coverage insurance, from responsible companies in such amounts and against such risks to the Parent, the Borrower and each of the Borrower's Subsidiaries as is usual and customary for similarly situated companies engaged in the cellular telephone and wireless communications industry and as is reasonably acceptable to the Administrative Agent (including, without limitation, larceny, embezzlement or other criminal misappropriation insurance);

         (b) keep their respective assets insured by insurers on terms and in a manner acceptable to the Administrative Agent against loss or damage by fire, theft, burglary, loss in transit, explosions and hazards insured against by extended coverage, in amounts which are usual and customary for the cellular telephone and wireless communications industry and reasonably acceptable to the Administrative Agent, all premiums thereon to be paid by the Parent, the Borrower and the Borrower's Subsidiaries; and

         (c) require that each insurance policy provide for at least thirty (30) days' prior written notice to the Administrative Agent of any termination of or proposed cancellation or nonrenewal of such policy, and name the Administrative Agent as additional named lender loss payee and, as appropriate, additional insured, to the extent of the Obligations.

    In addition to the foregoing, in the event that any insurer distributes insurance proceeds, a condemnation award, or any other disbursement in connection with any of the foregoing insurance policies, the Administrative Agent is authorized to collect such distribution and, if received by the Parent, the Borrower or any of the Borrower's Subsidiaries, such distribution shall be paid over to the Administrative Agent; provided that (i) if the aggregate distribution (other than any proceeds of business interruption insurance) are less than $3,000,000, such distribution shall be paid over to the Borrower unless an Event of Default has occurred and is continuing, and (ii) all proceeds of business income insurance shall be paid over to the Borrower

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

unless an Event of Default has occurred and is continuing. Any such distribution retained by or paid over to the Administrative Agent shall be held by the Administrative Agent and released from time to time to pay the costs of repairing, restoring or replacing the affected property in accordance with the terms of the applicable Loan Document, subject to the provisions of the applicable Loan Document regarding application of such distribution during an Event of Default. If any such distribution retained by or paid over to the Administrative Agent as provided above continue to be held by the Administrative Agent on the date that is one hundred eighty (180) days after the occurrence of the event resulting in such distribution, then such distribution shall be applied to prepay the Loans as set forth in Section 8.3 hereof.

    Section 5.6 Payment of Taxes and Claims. The Parent and the Borrower will, and will cause each of the Borrower's Subsidiaries to, pay and discharge all income and other material taxes, including, without limitation, withholding taxes, assessments and governmental charges or levies required to be paid by them or imposed upon them or their income or profits or upon any properties belonging to them, prior to the date on which penalties attach thereto, and all lawful claims for labor, materials and supplies which, if unpaid, might become a Lien or charge (other than a Permitted Lien) upon any of their properties; provided, however, that no such tax, assessment, charge, levy or claim need be paid which is being diligently contested in good faith by appropriate proceedings and for which adequate reserves shall have been set aside on the appropriate books, but only so long as such tax, assessment, charge, levy or claim does not become a Lien or charge other than a Permitted Lien and no foreclosure, distraint, sale or similar proceedings shall have been commenced. The Parent and the Borrower will, and will cause each of the Borrower's Subsidiaries to, timely file all material information returns required by federal, state or local tax authorities.

    Section 5.7 Compliance with ERISA.

         (a) The Borrower shall, and shall cause its Subsidiaries to, make all contributions to any Employee Pension Plan when such contributions are due and not incur any "accumulated funding deficiency" within the meaning of Section 412(a) of the Code, whether or not waived, and will otherwise comply in all material respects with the requirements of the Code and ERISA with respect to the operation of all Plans.

         (b) The Borrower shall, and shall cause its Subsidiaries to, comply in all material respects with the requirements of COBRA with respect to any Plans subject to the requirements thereof.

         (c) The Borrower shall furnish to the Administrative Agent (with copies for the Lenders) (i) within thirty (30) days after any officer of the Borrower obtains knowledge that a "prohibited transaction" (within the meaning of Section 406 of ERISA or Section 4975 of the Code) has occurred with respect to any Plan of the Borrower or its ERISA Affiliates, including its Subsidiaries, that any Reportable Event has occurred with respect to any Employee Pension Plan or that PBGC has instituted or will institute proceedings under Title IV of ERISA to terminate any Employee Pension Plan or to appoint a trustee to administer any Employee Pension

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

Plan, a statement setting forth the details as to such prohibited transaction, Reportable Event or termination or appointment proceedings and the action which it (or any other Employee Pension Plan sponsor if other than the Borrower) proposes to take with respect thereto, together with a copy of the notice of such Reportable Event given to PBGC if a copy of such notice is available to the Borrower, any of its Subsidiaries or any of its ERISA Affiliates, (ii) promptly after receipt thereof, a copy of any notice the Borrower, any of its Subsidiaries or any of its ERISA Affiliates or the sponsor of any Plan receives from PBGC, or the Internal Revenue Service or the Department of Labor which sets forth or proposes any action or determination with respect to such Plan, (iii) promptly after the filing thereof, any annual report required to be filed pursuant to ERISA in connection with each Plan maintained by the Borrower or any of its ERISA Affiliates, including its Subsidiaries, and (iv) promptly upon the Administrative Agent's or any Lender's request therefor, such additional information concerning any such Plan as may be reasonably requested by the Administrative Agent or any Lender.

         (d) The Borrower will promptly notify the Administrative Agent of any excise taxes which have been assessed or which the Borrower, any of its Subsidiaries or any of its ERISA Affiliates has reason to believe may be assessed against the Borrower, any of its Subsidiaries or any of its ERISA Affiliates by the Internal Revenue Service or the Department of Labor with respect to any Plan of the Borrower or its ERISA Affiliates, including its Subsidiaries which could reasonably be expected to have a Materially Adverse Effect.

         (e) Within the time required for notice to the PBGC under Section 302(f)(4)(A) of ERISA, the Borrower will notify the Administrative Agent and the Lenders of any lien arising under Section 302(f) of ERISA in favor of any Plan of the Borrower or its ERISA Affiliates, including its Subsidiaries which could reasonably be expected to have a Materially Adverse Effect.

         (f) The Borrower will not, and will not permit any of its Subsidiaries or any of its ERISA Affiliates to, take any of the following actions or permit any of the following events to occur if such action or event together with all other such actions or events would subject the Borrower, any of its Subsidiaries or any of its ERISA Affiliates to any tax, penalty or other liabilities which could reasonably be expected to have a Materially Adverse Effect:

              (i) engage in any transaction in connection with which the Borrower, any of its Subsidiaries or any ERISA Affiliate could be subject to either a civil penalty assessed pursuant to Section 502(i) of ERISA or a tax imposed by Section 4975 of the Code;

              (ii) terminate any Employee Pension Plan in a manner, or take any other action, which could result in any liability of the Borrower, any of its Subsidiaries or any ERISA Affiliate to the PBGC;

              (iii) fail to make full payment when due of all amounts which, under the provisions of any Plan, the Borrower, any of its Subsidiaries or any ERISA Affiliate is required to pay as contributions thereto, or permit to exist any accumulated funding deficiency

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

within the meaning of Section 412(a) of the Code, whether or not waived, with respect to any Employee Pension Plan; or

              (iv) permit the present value of all benefit liabilities under all Employee Pension Plans which are subject to Title IV of ERISA to exceed the present value of the assets of such Plans allocable to such benefit liabilities (within the meaning of Section 4041 of ERISA), except as may be permitted under actuarial funding standards adopted in accordance with Section 412 of the Code.

    Section 5.8 Visits and Inspections. The Parent and the Borrower will, and will cause each of the Borrower's Subsidiaries to, permit representatives of the Administrative Agent and any of the Lenders, prior to the occurrence of an Event of Default upon reasonable notice and during business hours and at any time upon the occurrence and during the continuance of an Event of Default to: (i) visit and inspect the properties of the Parent, the Borrower or any of the Borrower's Subsidiaries; (ii) inspect and make extracts from and copies of their respective books and records; and (iii) discuss with their respective principal officers their respective businesses, assets, liabilities, financial positions, results of operations and business prospects. The Parent, the Borrower and each of the Borrower's Subsidiaries will also permit representatives of the Administrative Agent and any of the Lenders to discuss with their respective accountants the Parent's, the Borrower's and the Borrower's Subsidiaries' businesses, assets, liabilities, financial positions, results of operations and business prospects.

    Section 5.9 Payment of Indebtedness; Loans. Subject to any provisions herein or in any other Loan Document, the Parent and the Borrower will, and will cause each of the Borrower's Subsidiaries to, pay any and all of their respective Indebtedness when and as it becomes due or to the extent of trade payables of such Persons otherwise in accordance with ordinary business practices customary for the cellular telephone and wireless communications industry, other than amounts diligently disputed in good faith and for which adequate reserves have been set aside in accordance with GAAP.

    Section 5.10 Use of Proceeds. The Borrower will use the aggregate proceeds of all Advances under the Commitments directly or indirectly: (a) to fund Capital Expenditures and investments of the Borrower and its Subsidiaries; (b) for working capital needs and other general corporate purposes of the Borrower and its Subsidiaries which do not otherwise conflict with this Section 5.10 (including, without limitation, the payment of fees and expenses incurred in connection with the execution and delivery of this Agreement and the other Loan Documents); and (c) subject to compliance with Section 7.6 hereof, to finance Acquisitions and investments hereunder. No proceeds of Advances hereunder shall be used for the purchase or carrying or the extension of credit for the purpose of purchasing or carrying, any margin stock within the meaning of the Regulations.

    Section 5.11 Indemnity. The Borrower agrees to indemnify and hold harmless each Lender, the Administrative Agent, and each of their respective

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Affiliates, employees, representatives, shareholders, officers, directors, trustees, investment advisors and counsel (any of the foregoing shall be an "Indemnitee") from and against any and all claims, liabilities, losses, damages, actions, attorneys' fees and expenses (as such fees and expenses are incurred) and demands by any party, including the costs of investigating and defending such claims, whether or not the Parent, the Borrower, any of the Borrower's Subsidiaries or the Person seeking indemnification is the prevailing party: (a) resulting from any breach or alleged breach by the Parent, the Borrower or any Subsidiary of the Borrower of any representation or warranty made hereunder; (b) otherwise arising out of the Commitments or otherwise under this Agreement, any Loan Document or any transaction contemplated hereby or thereby, including, without limitation, the use of the proceeds of Loans hereunder in any fashion by the Borrower or the performance of their respective obligations under the Loan Documents by the Parent, the Borrower or any of the Borrower's Subsidiaries; or
(c) in connection with taxes (not including Excluded Taxes), fees, and other charges payable in connection with the Loans, or the execution, delivery, and enforcement of this Agreement, the Security Documents, the other Loan Documents, and any amendments thereto or waivers of any of the provisions thereof; unless the Person seeking indemnification hereunder is determined in such case to have acted with gross negligence or willful misconduct, in any case, by a final, non-appealable judicial order of a court of competent jurisdiction. The obligations of the Borrower under this Section 5.11 are in addition to, and shall not otherwise limit, any liabilities which the Borrower might otherwise have in connection with any warranties or similar obligations of the Borrower in any other Loan Document.

    Section 5.12 Interest Rate Hedging. Within ninety (90) days immediately following the Agreement Date, and at all times thereafter, the Borrower shall at all times maintain one (1) or more Interest Rate Hedge Agreements with respect to the Borrower's interest obligations on an aggregate principal amount of not less than fifty percent (50%) of the principal amount of Indebtedness for Money Borrowed outstanding from time to time (other then Indebtedness for Money Borrowed that bears interest at a fixed rate). Such Interest Rate Hedge Agreements shall provide interest rate protection in conformity with International Swap Dealers Association standards and for a period averaging at least eighteen (18) months from the date of such Interest Rate Hedge Agreements across all such Interest Rate Hedge Agreements or, if earlier, until the Maturity Date on terms acceptable to the Administrative Agent, such terms to include consideration of the creditworthiness of the other party to the proposed Interest Rate Hedge Agreement. All Obligations of the Borrower to the Administrative Agent or any of the Lenders or any of their Affiliates pursuant to any Interest Rate Hedge Agreement permitted hereunder and all Liens granted to secure such Obligations shall rank pari passu with all other Obligations and Liens securing such other Obligations; and any Interest Rate Hedge Agreement between the Borrower and any other Person shall be unsecured.

    Section 5.13 Covenants Regarding Formation of Subsidiaries and Acquisitions.
(i) At the time of any Acquisition permitted hereunder or (ii) within thirty
(30) days of the formation of any new Subsidiary of the Borrower or any of its Subsidiaries which is permitted under this Agreement,

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

including, without limitation, the formation of any License Sub, the Borrower will, and will cause its Subsidiaries, including each License Sub, as appropriate, to: (a) provide to the Administrative Agent (1) an executed Subsidiary Security Agreement for such new Subsidiary, in substantially the form of Exhibit J attached hereto, together with appropriate Uniform Commercial Code financing statements, and (2) an executed Subsidiary Guaranty for such new Subsidiary, in substantially the form of Exhibit K attached hereto, together with other appropriate documentation, all of which shall constitute both Security Documents and Loan Documents for purposes of this Agreement, as well as a loan certificate for such new Subsidiary, substantially in the form of Exhibit I attached hereto, together with appropriate attachments; (b) pledge to the Administrative Agent all of the Ownership Interests of such Subsidiary or Person which is acquired or formed, beneficially owned by the Borrower or any of the Borrower's Subsidiaries, as the case may be, as additional Collateral for the Obligations to be held by the Administrative Agent in accordance with the terms of the Borrower's Pledge Agreement, an existing Subsidiary Pledge Agreement, or a new Subsidiary Pledge Agreement in substantially the form of Exhibit L attached hereto, and execute and deliver to the Administrative Agent all such other documentation for such pledge as, in the reasonable opinion of the Administrative Agent, is necessary and appropriate; and (c) provide revised financial projections for the remainder of the fiscal year and for each subsequent year until the Maturity Date which reflect such Acquisition or, to the extent of any material change in the previous financial projections provided, formation, certified by the chief financial officer of the Borrower, together with a statement by such Authorized Officer of the Borrower that no Default exists or would be caused by such Acquisition or formation, and all other documentation, including one or more opinions of counsel, which are satisfactory to the Administrative Agent and which in its reasonable opinion are necessary and appropriate with respect to such Acquisition or the formation of such Subsidiary. Any document, agreement or instrument executed or issued pursuant to this Section 5.13 shall be a "Loan Document" for purposes of this Agreement.

    Section 5.14 Payment of Wages. The Borrower shall and shall cause each of its Subsidiaries to at all times comply, in all material respects, with the requirements of the Fair Labor Standards Act, as amended, including, without limitation, the provisions of such Act relating to the payment of minimum and overtime wages as the same may become due from time to time.

    Section 5.15 Further Assurances. The Parent and the Borrower will promptly cure, or cause to be cured, defects in the creation and issuance of any of the Notes and the execution and delivery of the Loan Documents (including this Agreement), resulting from any acts or failure to act by the Parent, the Borrower or any of the Borrower's Subsidiaries or any employee or officer thereof. The Parent and the Borrower at their expense will promptly execute and deliver to the Administrative Agent and the Lenders, or cause to be executed and delivered to the Administrative Agent and the Lenders, all such other and further documents, agreements, and instruments in compliance with or accomplishment of the covenants and agreements of the Parent and the Borrower in the Loan Documents, including this Agreement, or to correct any error, ambiguity or inconsistency in the Loan Documents, or more fully to state the obligations set out herein or in any of the Loan Documents, or to obtain any consents, all as may be reasonably necessary or appropriate in connection therewith and as may be reasonably requested.

    Section 5.16 License Subs. At the time of any Acquisition permitted hereunder, the Borrower shall cause each of the Licenses being acquired by the Borrower or any of its Subsidiaries to be transferred to one or more License Subs, each of which License Subs shall have as its sole asset or assets the Licenses of the Borrower or any of its Subsidiaries and an agreement with the Borrower and such of its Subsidiaries subject to such License or Licenses, such that from and after such applicable date neither the Borrower nor its Subsidiaries (other than License Subs) shall hold any Licenses other than through one or more duly created and existing License Subs. The Borrower shall not permit the License Subs to have any business activities, operations, assets, Indebtedness, Guaranties or Liens (other than pursuant to a Subsidiary Guaranty and Subsidiary Security Agreement issued in connection herewith or any Agreement referred to in the preceding sentence and other than Indebtedness to the FCC which Indebtedness may be secured as permitted by Section 7.2 hereof). Promptly after the transfer of the Licenses to the License Subs, the Borrower shall provide to the Administrative Agent copies of any required consents to such transfer from the FCC and any other governmental authority, together with a certificate of an Authorized Signatory stating that all Necessary Authorizations relating to such transfer have been obtained or made, are in full force and effect and are not subject to any pending or threatened reversal or cancellation.

    Section 5.17 Business of the Parent; Immediate Contributions to the
Borrower.

         (a) The Parent shall engage solely in the business of holding the assets described in Section 4.1(z) hereof, incurring Indebtedness permitted by
Section 7.1 and incurring the Bid Equity Commitments, so long as the proceeds of such Bid Equity Commitments are disposed of in accordance with Section 5.17(b) hereof.

         (b) The Parent shall immediately (i) contribute to the Borrower upon receipt (A) any capital contributions and (B) net proceeds from the issuance of any Indebtedness (excluding Subordinated Debt) and (ii) lend to the Borrower the net proceeds of any Subordinated Debt, which loan shall be subordinate to the Obligations hereunder on terms reasonably satisfactory to the Required Lenders.

    Section 5.18 Year 2000 Compliance. The Parent and the Borrower will promptly notify the Lenders in the event the Parent or the Borrower discovers or determines that any computer application (including those of its suppliers, vendors and customers) that is material to the Parent's, the Borrower's or any of the Borrower's Subsidiaries' business and operations will not be Year 2000 Compliant, except to the extent that such failure could not reasonably be expected to have a Materially Adverse Effect.

    Section 5.19 Bidding Company Documentation. The Borrower will (a) cause the Bidding Company Documentation (i) to be in form and substance reasonably satisfactory to the

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Administrative Agent and (ii) to become effective on or prior to April 1, 1999,
(b) provide the Administrative Agent with (i) such proof of the effectiveness of the Bidding Company Documentation as the Administrative Agent may reasonably request and (ii) opinions of counsel to the Borrower, including, without limitation, special FCC counsel to the Borrower, as to the enforceability of the Bidding Company Documentation and such other matters as the Administrative Agent may reasonably request and (iii) pledge the Bidding Company Documentation to the Administrative Agent, for itself and on behalf of the Lenders, as additional security for the Obligations.

    Section 5.20 The Bid Equity Commitments. The Parent and the Borrower will
(a) cause the Bid Equity Commitments (i) to be in form and substance reasonably satisfactory to the Administrative Agent and (ii) to become effective and (b) provide the Administrative Agent with such proof of the effectiveness as the Administrative Agent may reasonably request, in each case, on or prior to the date on which the Bidding Company submits a bid or bids on behalf of the Borrower in the Auction which singly or in the aggregate exceed $7,500,000; provided, however, that the Bid Equity Commitments need not become effective if the Bidding Company does not submit any bid or bids in the Auction that the Borrower has agreed to fund under the Bidding Company Documentation which singly or in the aggregate exceed $7,500,000, uses its best efforts to obtain prompt return of all funds placed in escrow with the FCC, and reimburses substantially all funds invested in it by the Borrower to the Borrower no later than the third
(3rd) Business Day after the Bidding Company's receipt of such funds from the escrow account with the FCC. In the event that the Bid Equity Commitments are required to become effective pursuant to this Section 5.20, the Parent and the Borrower will cause the Bid Equity Commitments to be funded, and the Bid Equity Commitments Documentation to become effective and provide the Administrative Agent with such proof of the effectiveness of the Bid Equity Commitments Documentation as the Administrative Agent may reasonably request on or prior to December 31, 1999.


                        ARTICLE 6 Information Covenants

    So long as any of the Obligations is outstanding and unpaid or the Lenders have an obligation to fund Advances hereunder (whether or not the conditions to borrowing have been or can be fulfilled) and unless the Required Lenders shall otherwise consent in writing, the Borrower will furnish or cause to be furnished to the Administrative Agent (with sufficient copies for each Lender), at its respective offices:

    Section 6.1 Quarterly Financial Statements and Information. Within sixty
(60) days after the last day of each of the first three (3) fiscal quarters of the Borrower during any fiscal year, the balance sheets of the Borrower on a consolidated and consolidating basis with its Subsidiaries and the Parent, as at the end of such quarter and as of the end of the preceding fiscal year, and the related statements of

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

operations and the related statements of cash flows of the Borrower on a consolidated and consolidating basis with its Subsidiaries and the Parent, for such quarter and for the elapsed portion of the year ended with the last day of such quarter, which shall set forth in comparative form such figures as at the end of and for such quarter and appropriate prior period, shall provide consolidated and consolidating figures with respect to any Acquisitions consummated during such period, and shall be certified by the chief financial officer of the Borrower to have been prepared in accordance with GAAP and to present fairly in all material respects the financial position of the Borrower on a consolidated and consolidating basis with its Subsidiaries and the Parent, as at the end of such period and the results of operations for such period, and for the elapsed portion of the year ended with the last day of such period, subject only to normal year-end and audit adjustments and the absence of notes thereto.

    Section 6.2 Annual Financial Statements and Information. Within one hundred and twenty (120) days after the end of each fiscal year of the Borrower, the audited consolidated and consolidating balance sheets of the Parent, the Borrower and the Borrower's Subsidiaries, as of the end of such fiscal year and the related audited consolidated and consolidating (excluding License Subs) statements of operations of the Parent, the Borrower and the Borrower's Subsidiaries, for such fiscal year and for the previous fiscal year, the related audited consolidated and consolidating (excluding License Subs) statements of cash flow and stockholders' equity of the Parent, the Borrower and the Borrower's Subsidiaries, for such fiscal year and for the previous fiscal year, which shall be accompanied by an opinion of independent certified public accountants of recognized national standing acceptable to the Administrative Agent (without a "going concern" or like qualification or exception and without any qualification or exception as to the scope of the audit), together with a statement of such accountants that in connection with their audit, nothing came to their attention that caused them to believe that the Parent or the Borrower was not in compliance with or was otherwise in Default under the terms, covenants, provisions or conditions of Articles 7 and 8 hereof insofar as they relate to accounting or financial matters.

    Section 6.3 Performance Certificates. At the time the financial statements are furnished pursuant to Sections 6.1 and 6.2 hereof, a certificate of the president or chief financial officer of the Borrower as to its financial performance in substantially the form attached hereto as Exhibit E:

         (a) setting forth as and at the end of such quarterly period or fiscal year, as the case may be, the arithmetical calculations required to establish
(i) any adjustment to the Applicable Margins, as provided for in Section 2.3(f) hereof and (ii) whether or not the Borrower was in compliance with the requirements of Sections 7.8, 7.9, 7.10, 7.11, 7.12, 7.13, 7.14, 7.15, 7.16 and
7.17 hereof;

         (b) setting forth on a consolidated basis for the Borrower and its Subsidiaries for each such fiscal quarter (i) the number of Subscribers, POPs and market penetration at the beginning of the quarter, (ii) the number of gross new Subscribers added and deactivated Subscribers lost during the quarter and
(iii) the number of Subscribers, POPs and market

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

penetration at the end of the quarter; and

         (c) stating that no Default has occurred as at the end of such quarterly period or year, as the case may be, or, if a Default has occurred, disclosing each such Default and its nature, when it occurred, whether it is continuing and the steps being taken by the Borrower with respect to such Default.

    Section 6.4 Copies of Other Reports.

         (a) Promptly upon receipt thereof, copies of all reports, if any, submitted to the Borrower or the Parent by the Borrower's or the Parent's independent public accountants regarding the Borrower or the Parent, including, without limitation, any management report prepared in connection with the annual audit referred to in Section 6.2 hereof.

         (b) Promptly upon receipt thereof, copies of any material adverse notice or report regarding any License from the FCC or any other governmental authority.

         (c) From time to time and promptly upon each request, such data, certificates, reports, statements, documents or further information regarding the business, assets, liabilities, financial position, projections, results of operations or business prospects of the Parent, the Borrower or any of the Borrower's Subsidiaries, as the Administrative Agent or any Lender may reasonably request.

         (d) Annually, certificates of insurance indicating that the requirements of Section 5.5 hereof remain satisfied for such fiscal year, together with copies of any new or replacement insurance policies obtained during such year.

         (e) Prior to March 31st of each year, an annual budget for each year after 1999 for the Parent, the Borrower and the Borrower's Subsidiaries, in form and substance reasonably satisfactory to the Administrative Agent.

         (f) Promptly after the sending thereof, copies of all material statements, reports and other material non-proprietary information which the Parent, the Borrower or any of the Borrower's Subsidiaries sends to security holders of the Parent or the Borrower generally or files with the Securities and Exchange Commission or any national securities exchange, or would be required to file therewith if it were a registered reporting company.

         (g) Within forty-five (45) days after the last day of each month prior to the delivery of financial statements of the Borrower, its Subsidiaries and the Parent as required pursuant to Section 6.1 hereof, (i) the balance sheet of the Borrower on a consolidated basis with its Subsidiaries and the Parent as at the end of such month, and the related statements of operations of the Borrower on a consolidated basis with its Subsidiaries and the Parent, certified by the chief financial officer of the Borrower to have been prepared in accordance with GAAP and to present fairly in all material respects the financial position of the Borrower, its

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

Subsidiaries and the Parent on a consolidated basis as at the end of such month and the results of operations for such month, subject only to normal year-end and audit adjustments and the absence of notes thereto, and (ii) a certificate of the chief financial officer of the Borrower setting forth (A) the aggregate number of Subscribers at the end of the calendar month preceding such calendar month and (B) the aggregate number of Subscribers at the end of such calendar month,.

         (h) Within five (5) Business Days after the same are sent, a copy of any financial statement, report or notice which the Parent, the Borrower or any Subsidiary of the Borrower sends to any Person under or pursuant to or in connection with the Securities Purchase Agreement, the Network License Agreement, the Stockholders Agreement, the Roaming Agreement, the Resale Agreement, or any other PCS Document, in each case if such statement, report or notice relates to an event that has resulted or could reasonably be expected to result in a Default, an Event of Default or a Materially Adverse Effect; and, within five (5) Business Days after the same are received by the Parent, the Borrower or any Subsidiary, copies of all notices sent to any such Person under or pursuant to or in connection with any such agreement or instrument which notice relates to an event that has resulted or could reasonably be expected to result in a Default, an Event of Default or a Materially Adverse Effect.

    Section 6.5 Notice of Litigation and Other Matters. Notice specifying the nature and status of any of the following events, promptly, but in any event not later than fifteen (15) days after the occurrence of any of the following events becomes known to a senior officer of the Parent or the Borrower:

         (a) the commencement of all proceedings and investigations by or before any governmental body and all actions and proceedings in any court or before any arbitrator against, or to the extent known to the Parent or the Borrower, in any other way relating materially adversely to the Parent, the Borrower, any Subsidiary of the Borrower or to the extent such action could reasonably be expected to have a Materially Adverse Effect; provided, however, that no such information that is subject to the attorney-client privilege need be disclosed;

         (b) any material adverse change with respect to the business, assets, liabilities, financial position, results of operations or business prospects of the Parent, the Borrower or any Subsidiary of the Borrower, other than changes in the ordinary course of business which have not had and would not reasonably be expected to have a Materially Adverse Effect;

         (c) any material amendment or change to the financial projections or annual budget provided to the Lenders by the Borrower;

         (d) the occurrence or non-occurrence of any event (A) which constitutes a Default or an Event of Default by the Parent, the Borrower or any Subsidiary of the Borrower, or an event or condition which gives rise to any put right or other prepayment right of any holder of Indebtedness, under any material agreement other than this Agreement and the other Loan Documents to which the Parent, the Borrower or any Subsidiary of the Borrower is party or by which any of their respective properties may be bound or (B) which could have a Materially

Adverse Effect, giving in each case the details thereof and specifying the action proposed to be taken with respect thereto;

         (e) the occurrence of any Reportable Event or a "prohibited transaction" (as such term is defined in Section 406 of ERISA or Section 4975 of the Code) with respect to any Plan of the Borrower or any of its Subsidiaries or the institution or threatened institution by PBGC of proceedings under ERISA to terminate or to partially terminate any such Plan or the commencement or threatened commencement of any litigation regarding any such Plan or naming it or the trustee of any such Plan with respect to such Plan or any action taken by the Borrower, any Subsidiary of the Borrower or any ERISA Affiliate of the Borrower to withdraw or partially withdraw from any Plan or to terminate any Plan; and

         (f) the occurrence of any event subsequent to the Agreement Date which, if such event had occurred prior to the Agreement Date, would have constituted an exception to the representation and warranty in Section 4.1(l) hereof.


                          ARTICLE 7 Negative Covenants

    So long as any of the Obligations is outstanding and unpaid or the Lenders have an obligation to fund Advances hereunder (whether or not the conditions to borrowing have been or can be fulfilled) and unless the Required Lenders, or such greater number of Lenders as may be expressly provided herein, shall otherwise give their prior consent in writing.

    Section 7.1 Indebtedness of the Parent, the Borrower and the Borrower's Subsidiaries. The Parent and the Borrower shall not, and shall not permit any of the Borrower's Subsidiaries to, create, assume, incur or otherwise become or remain obligated in respect of, or permit to be outstanding, any Indebtedness except;

         (a) the Obligations;

         (b) operating accounts payable, accrued expenses and customer advance payments incurred in the ordinary course of business;

         (c) Indebtedness secured by Permitted Liens, provided that such Indebtedness was incurred to finance the asset on which such Permitted Lien exists;

         (d) obligations under Interest Hedge Agreements of the Borrower or its Subsidiaries with respect to the Loans;

         (e) unsecured Indebtedness of the Borrower or any of its Subsidiaries to the Borrower or any such Subsidiary so long as the corresponding debt instruments, if any, are

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

pledged to the Administrative Agent as security for the Obligations;

         (f) Capitalized Lease Obligations in an amount for the Borrower on a consolidated basis with its Subsidiaries not in excess of $20,000,000 in the aggregate at any one time outstanding;

         (g) the Subordinated Debt, provided that such Subordinated Debt is (a) issued on terms reasonably satisfactory to the Required Lenders, (b) is in an aggregate principal amount not to exceed $200,000,000, or such greater amount as may be approved by the Required Lenders, and (c) the proceeds of such Subordinated Debt shall be used by the Borrower solely to fund the build-out of the Borrower's Cellular System and working capital needs and other general corporate purposes of the Borrower and its Subsidiaries related to such build-out, except to the extent provided in Section 7.6(e)(vii) hereof, or as otherwise approved by the Required Lenders;

         (h) to the extent that the accrual of dividends with respect to the Series A Preferred Stock would be considered Indebtedness, the accrual of dividends with respect to such Series A Preferred Stock, provided that no dividends may be paid in respect thereof under any circumstances prior to the date that is six (6) months after the Maturity Date;

         (i) FCC Indebtedness assumed in connection with the Licenses set forth on Schedule 1 attached hereto in an aggregate principal amount not to exceed $48,000,000;

         (j) other unsecured Indebtedness of the Borrower and its Subsidiaries not to exceed an aggregate principal amount of $10,000,000 at any time outstanding;

         (k) Indebtedness of the Borrower to the Parent issued in accordance with Section 5.17(b)(ii) hereof; and

         (l) Bid Equity Commitments in the form of unsecured subordinated Indebtedness of the Parent, provided that such unsecured subordinated Indebtedness (a) has a maturity date that is not earlier than the date which is six (6) months subsequent to the Term Loan B Maturity Date, (b) is issued on terms reasonably satisfactory to the Administrative Agent, (c) is in an aggregate principal amount not to exceed the Aggregate Bid License Purchase Price, and (d) the proceeds of such unsecured subordinated Indebtedness shall be used by the Parent solely as provided in Section 5.17(b) hereof and by the Borrower solely to fund the Aggregate Bid License Purchase Price.

    Section 7.2 Limitation on Liens. The Parent and the Borrower shall not, and shall not permit any of the Borrower's Subsidiaries to, create, assume, incur or permit to exist or to be created, assumed, incurred or permitted to exist, directly or indirectly, any Lien on any of its properties or assets, whether now owned or hereafter acquired, except for Permitted Liens.

    Section 7.3 Amendment and Waiver. The Parent

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

and the Borrower shall not, and shall not permit any of the Borrower's Subsidiaries to, enter into any amendment of, or agree to or accept or consent to any waiver of any of the provisions of its articles or certificate of incorporation, or its partnership agreement or its by-laws, as appropriate, or any of the Subordinated Debt Documents, PCS Documents, Bidding Company Documentation or the Bid Equity Commitments Documentation (other than immaterial amendments which could not reasonably be expected to have a Materially Adverse Effect on the Administrative Agent or any Lender or any of their rights or claims under any of the Loan Documents).

    Section 7.4 Liquidation, Merger or Disposition of Assets.

         (a) Disposition of Assets. The Parent and the Borrower shall not, and shall not permit any of the Borrower's Subsidiaries to, at any time sell, lease, abandon or otherwise dispose of any assets (other than assets disposed of in the ordinary course of business or obsolete or worn out assets or assets no longer useful in the business of the Borrower or any of its Subsidiaries) without the prior written consent of the Required Lenders; provided, however, that the Parent and the Borrower may, and may permit any of the Borrower's Subsidiaries to, without the prior written consent of the Required Lenders: (i) transfer assets (including cash or Cash Equivalents) among the Borrower and its Subsidiaries (excluding Subsidiaries described in clause (b) of the definition of "Subsidiary" set forth in Article 1 hereof); (ii) transfer assets (including cash or Cash Equivalents) between or among Subsidiaries (excluding Subsidiaries described in clause (b) of the definition of "Subsidiary" set forth in Article 1 hereof) of the Borrower; (iii) sell or otherwise dispose of assets of the Borrower or its Subsidiaries under this clause (iii) in an aggregate amount not to exceed $1,000,000.00 in any fiscal year; or (iv) engage in Tower Sale/Leaseback Transactions not to exceed, in the aggregate, $25,000,000, provided that if any Revolving Loans are then outstanding, the Net Proceeds of any such Tower Sale/Leaseback Transaction are used to repay the Revolving Loans.

         (b) Liquidation or Merger. The Parent and the Borrower shall not, and shall not permit any of the Borrower's Subsidiaries to, at any time liquidate or dissolve itself (or suffer any liquidation or dissolution) or otherwise wind up, or enter into any merger, other than (so long as no Default exists or is caused thereby): (i) a merger or consolidation among the Borrower and one (1) or more of its Subsidiaries, provided that the Borrower is the surviving corporation;
(ii) a merger between or among two (2) or more Subsidiaries of the Borrower;
(iii) in connection with an Acquisition permitted hereunder effected by a merger in which the Borrower or one of its Subsidiaries is the surviving corporation; or (iv) in a merger in which the Borrower is not a party, where the surviving corporation is a Subsidiary of the Borrower and the requirements of Section 5.13 hereof have been satisfied.

    Section 7.5 Limitation on Guaranties. The Parent and the Borrower shall not, and shall not permit any of the Borrower's Subsidiaries to, at any time Guaranty, assume, be obligated with respect to, or permit to be outstanding any Guaranty of, any obligation of any other Person other than: (a) a guaranty by endorsement of negotiable instruments for collection in the ordinary course of business; (b) Guaranties

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

constituting Indebtedness permitted pursuant to Section 7.1 hereof; or (c) as may be contained in any Loan Document.

    Section 7.6 Investments and Acquisitions. The Parent and the Borrower shall not, and shall not permit any of the Borrower's Subsidiaries to, directly or indirectly, make any loan, investment or advance, or otherwise acquire for consideration evidences of Indebtedness, Capital Stock or other securities of any Person or other assets or property (other than assets or property in the ordinary course of business), or make any Acquisition; provided, however, that so long as no Default then exists or would be caused thereby:

         (a) the Borrower and its Subsidiaries may, directly or through a brokerage account (i) purchase marketable, direct obligations of the United States of America, its agencies and instrumentalities maturing within three hundred sixty-five (365) days of the date of purchase, (ii) purchase commercial paper or other corporate Indebtedness issued by corporations, each of which shall have a combined net worth of at least $100,000,000 and each of which conducts a substantial part of its business in the United States of America, maturing within two hundred seventy (270) days from the date of the original issue thereof, and rated "P-2" or better by Moody's Investors Service, Inc., or any successor, or "A-2" or better by Standard and Poor's Ratings Group, a division of McGraw Hill, Inc., or any successor, and (iii) purchase repurchase agreements, bankers' acceptances, and certificates of deposit maturing within three hundred sixty-five (365) days of the date of purchase which are issued by, or time deposits maintained with, a United States national or state Lender the deposits of which are insured by the Federal Deposit Insurance Corporation or the Federal Savings and Loan Insurance Corporation and having capital, surplus and undivided profits totaling more than $100,000,000.00 and rated "A" or better by Moody's Investors Service, Inc., or any successor, or Standard and Poor's Ratings Group, a division of McGraw Hill, Inc., or any successor; and

         (b) (i) the Borrower and the Subsidiaries of the Borrower may incur intercompany Indebtedness under Section 7.1 (e) hereof, and (ii) subject to compliance with Section 5.13 hereof, the Borrower may own Capital Stock of the Subsidiaries of the Borrower existing on the Agreement Date, any new Subsidiary and, as permitted by Section 5.16 hereof, any License Sub;

         (c) the Borrower may make an Acquisition with the prior written consent of the Required Lenders, provided that the Borrower complies with Section 5.13 hereof in connection therewith, and provides to the Administrative Agent and the Lenders financial projections and calculations, in form and substance satisfactory to the Administrative Agent, specifically demonstrating the Borrower's compliance with Sections 7.8, 7.9, 7.10, 7.11, 7.12, 7.13, 7.14,
7.15, 7.16, and 7.17 hereof and its ability to meet its repayment obligations hereunder through the Maturity Date, after giving effect thereto;

         (d) the Borrower may, directly or indirectly, make one or more investments, in an aggregate amount not to exceed $5,000,000, in Persons formed for the purpose of holding

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

intellectual property rights to be used by the Parent, the Borrower and the Borrower's Subsidiaries, or any of them;

         (e) the Borrower may make investments in the Bidding Company, provided that:

              (i) at no time shall the investments by the Borrower in the Bidding Company exceed the Aggregate Bid License Purchase Price;

              (ii) at no time shall the Aggregate Bid License Purchase Price exceed the lesser of (A) $25,000,000 and (B) the sum of (1) $7,500,000 and (2) the Bid Equity Commitments;

              (iii) at no time shall investments by the Borrower in the Bidding Company funded with the proceeds of an Advance under the Revolving Loan Commitment exceed $7,500,000, and the proceeds of such Advance shall be used solely to make the Deposit Loan and/or to fund all or a portion of the Aggregate Bid License Purchase Price;

              (iv) at no time shall the Bid License Purchase Price for any Bid License exceed $10.00 per POP with respect to the POPs covered by such Bid License;

              (v) if at any time all or any portion of the Deposit is refunded to the Bidding Company, then the Bidding Company shall, within three
         (3) Business Days thereof, make a payment to the Borrower under, and in accordance with the terms of, the Deposit Loan Note in an amount equal to the amount of the Deposit so refunded;

              (vi) if at any time the Borrower shall receive any payment on the Deposit Loan, then the Borrower shall, within five (5) Business Days thereof, repay, first, if an Advance under the Revolving Loan Commitment was used to fund all or any portion of such Deposit Loan, the Revolving Loans used to fund such Deposit Loan in an amount equal to the amount of the payment on the Deposit Loan so received, together with any accrued interest with respect thereto and, second, any source of the deposit Loan other than Revolving Loans;

              (vii) any Surplus Subordinated Debt shall be applied, first, to repay the Revolving Loans used to fund the Deposit Loan, if any, second, to repay any source of the Deposit Loan other than the Revolving Loans, third, to fund the Aggregate Bid License Purchase Price (or repay the source thereof if previously funded other than with the Bid Equity Commitments) in an amount equal to the excess, if any, of $7,500,000 over the Deposit, fourth, at the Borrower's election, to fund the balance of the Aggregate Bid License Purchase Price in an amount required to reduce the Bid Equity Commitments to $0.00 and, fifth, as provided in

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

         Section 7.1(g) hereof; and

         (f) the Parent may make investments in and loans and advances to the Borrower as otherwise permitted hereunder.

    Section 7.7 Limitation on Distributions. The Parent and the Borrower shall not, and shall not permit any of the Borrower's Subsidiaries to, make any Restricted Payment or Restricted Purchase; provided, however, that such Restricted Payments or Restricted Purchases may be made if (a) the Total Leverage Ratio is less than 5.00 to 1.00, (b) the Borrower has made all repayments from Excess Cash Flow required under Section 2.7(b)(iv) hereof, and
(c) no Default or Event of Default exists, both before and after giving effect to such Restricted Payments or Restricted Purchases. Notwithstanding any of the foregoing, so long as no Default has occurred and is continuing both before and after giving effect to the following Restricted Payments or Restricted Purchases, the Borrower and its Subsidiaries shall be permitted to make Restricted Payments or Restricted Purchases (i) to the Parent to pay administrative and other similar costs and franchise and other similar taxes required to be paid by the Parent, in an aggregate amount not to exceed $1,000,000 per fiscal year, (ii) to fund, as and when due, payments of regularly scheduled interest and principal in respect of any Indebtedness incurred by the Parent that is permitted under Section 7.1 hereof, other than payments in respect of the Subordinated Debt prohibited by the subordination provisions thereof, and (iii) pursuant to and in accordance with stock option plans or other benefit plans for management or employees of the Parent, the Borrower or the Borrower's Subsidiaries, in an aggregate amount not to exceed $1,000,000 per fiscal year.

    Section 7.8 Senior Debt Capitalization Ratio. (a) As of the end of any calendar quarter, and (b) at the time of any Advance hereunder (after giving effect to such Advance) which, if funded, would increase the aggregate principal amount of the Loans outstanding on such date of determination, the Borrower shall not permit the Senior Debt Capitalization Ratio to exceed 0.50 to 1.00; provided, however, that if (i) all Unfunded Commitments (as defined in the Securities Purchase Agreement) have been contributed in full in cash to the Borrower and (ii) the ratio of Covered POPs to Total POPs, in each case within the Licensed Territory (as defined in the Network License Agreement), exceeds
0.60 to 1.00, then the ratio of Total Debt Capitalization Ratio may exceed 0.50 to 1.00, but shall not exceed 0.55 to 1.00.

    Section 7.9 Total Debt Capitalization Ratio. (a) As of the end of any calendar quarter, and (b) at the time of any Advance hereunder (after giving effect to such Advance) which, if funded, would increase the aggregate principal amount of the Loans outstanding on such date of determination, the Borrower shall not permit the Total Debt Capitalization Ratio to exceed, (1) from the Agreement Date through June 30, 2001, 0.70 to 1.00, and (2) at all times thereafter, 0.75 to 1.00.

    Section 7.10 Minimum Required Covered POPs. (a) As of each calendar quarter end and (b) at the time of any Advance hereunder which, if funded, would increase the aggregate

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

principal amount of the Loans outstanding on such date of determination, the Borrower shall not permit the ratio of (1) Covered POPs to (2) Total POPs to be less than or equal to the percentages set forth below for the periods indicated:

                                                               Ratio of Covered
                         Period                               POPs to Total POPs
                         ------                               ------------------

    From September 30, 1999 through June 29, 2000                     30%
    From June 30, 2000 through June 29, 2001                          55%
    From June 30, 2001 through June 29, 2002                          65%
    From June 30, 2002 through June 29, 2003                          75%
    At all times thereafter                                           80%

    Section 7.11 Minimum Subscribers. (a) As of each calendar quarter end set forth below, and (b) at the time of any Advance hereunder which, if funded, would increase the aggregate principal amount of the Loans outstanding on such date of determination, the Borrower shall not permit the total number of Subscribers on such date to be less than the number of Subscribers set forth below for the periods indicated:

                         Period                            Number of Subscribers
                         ------                            ---------------------

    From March 31, 2000 through June 29, 2000                       30,000
    From June 30, 2000 through September 29, 2000                   53,000
    From September 30, 2000 through December 30, 2000               95,000
    From December 31, 2000 through March 30, 2001                  137,000
    From March 31, 2001 through June 29, 2001                      190,000
    From June 30, 2001 through September 29, 2001                  220,000
    From September 30, 2001 through December 30, 2001              247,000
    From December 31, 2001 through March 30, 2002                  277,000
    From March 31, 2002 through June 29, 2002                      315,000

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

                         Period                            Number of Subscribers
                         ------                            ---------------------

    From June 30, 2002 through September 29, 2002                  345,000
    At all times thereafter                                        400,000

    Section 7.12 Aggregate Service Revenue. (a) As of each calendar quarter end set forth below, and (b) at the time of any Advance hereunder which, if funded, would increase the aggregate principal amount of the Loans outstanding on such date of determination, the Borrower shall not permit its total Aggregate Service Revenue for the immediately preceding four (4) fiscal quarter period to be less than the following Aggregate Service Revenue amounts for the periods indicated:

                                                                 Total Aggregate
                         Period                                  Service Revenue
                         ------                                  ---------------

    From March 31, 2000 through June 29, 2000                        $5,800,000
    From June 30, 2000 through September 29, 2000                   $14,000,000
    From September 30, 2000 through December 30, 2000               $23,000,000
    From December 31, 2000 through March 30, 2001                   $42,000,000
    From March 31, 2001 through June 29, 2001                       $69,000,000
    From June 30, 2001 through September 29, 2001                   $96,000,000
    From September 30, 2001 through December 30, 2001              $123,000,000
    From December 31, 2001 through March 30, 2002                  $144,000,000
    From March 31, 2002 through June 29, 2002                      $164,000,000
    From June 30, 2002 through September 29, 2002                  $185,000,000
    At all times thereafter                                        $225,000,000

    Section 7.13 Maximum Capital Expenditures. (a) As of each fiscal quarter end set forth below, and (b) at the time of any Advance hereunder which, if funded, would increase the aggregate principal amount of the Loans outstanding on such date of determination, the Borrower shall not permit Capital Expenditures (excluding assets purchased with the proceeds of obsolete, worn out or no longer useful assets as permitted by Section 7.4(a) hereof) for the Borrower and its Subsidiaries to exceed in any period;

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                         Period                       Total Capital Expenditures
                         ------                       --------------------------

    The Agreement Date through December 31, 1999              $334,000,000
    From January 1, 2000 through December 31, 2000            $167,000,000
    From January 1, 2001 through December 31, 2001             $91,000,000
    From January 1, 2002 through December 31, 2002             $15,000,000
    From January 1, 2003 through December 31, 2003             $15,000,000
    From January 1, 2004 through December 31, 2004             $15,000,000
    From January 1, 2005 through December 31, 2005             $15,000,000
    From January 1, 2006 through December 31, 2006             $15,000,000
    From January 1, 2007 through December 31, 2007             $15,000,000

; provided that any permitted amount which is not spent in any period specified above (excluding any amount carried forward from the immediately preceding period permitted to be spent during such period) may be carried forward to the immediately subsequent period, and may be spent in addition to the otherwise applicable limitation for such period; provided further that for purposes of calculating the amount of any carry-forward amount for any period under this
Section 7.13, any amount carried forward from the preceding period shall be deemed to be the first amount spent during the current period.

    Section 7.14 Total Leverage Ratio. (a) As of the end of any calendar quarter and (b) at the time of any Advance hereunder (after giving effect to such Advance) which, if funded, would increase the aggregate principal amount of the Loans outstanding on such date of determination, in each case, on and after the Go-Positive Date, the Borrower shall not permit the Total Leverage Ratio to exceed the ratios set forth below during the periods indicated:

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               Period                                        Ratio
               ------                                        -----

    Go-Positive Date through
    December 31, 2002                                       12.50:1

    January 1, 2003 through
    March 31, 2003                                          12.00:1

    April 1, 2003 through
    June 30, 2003                                            9.00:1

    July 1, 2003 through
    December 31, 2003                                        7.00:1

    January 1, 2004 and
    thereafter                                               5.00:1

    Section 7.15 Senior Leverage Ratio. (a) As of the end of any calendar quarter and (b) at the time of any Advance hereunder (after giving effect to such Advance) which, if funded, would increase the aggregate principal amount of the Loans outstanding on such date of determination, in each case, on and after the Go-Positive Date, the Borrower shall not permit the Senior Leverage Ratio to exceed the ratios set forth below during the periods indicated:

               Period                                        Ratio
               ------                                        -----

    Go-Positive Date  through                               10.00:1
    December 31, 2002

    January 1, 2003 through                                  9.00:1
    March 31, 2003

    April 1, 2003 through                                    6.00:1
    June 30, 2003

    July 1, 2003 through                                     5.00:1
    December 31, 2003

    January 1, 2004 and
    thereafter                                               4.00:1

    Section 7.16 Fixed Charges Coverage Ratio. (a) As of the end of any calendar quarter and (b) at the time of any Advance hereunder (after giving effect to such Advance) which, if funded, would increase the aggregate principal amount of the Loans outstanding on such date of determination, the Borrower shall not permit

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the Fixed Charges Coverage Ratio to be less than the ratios set forth below for the periods indicated:

               Period                                        Ratio
               ------                                        -----

    January 1, 2003 through                                  1.00:1
    March 31, 2004

    April 1, 2004 and thereafter                             1.10:1

    Section 7.17 Interest Coverage Ratio. (a) As of the end of any calendar quarter and (b) at the time of any Advance hereunder (after giving effect to such Advance) which, if funded, would increase the aggregate principal amount of the Loans outstanding on such date of determination, the Borrower shall not permit the Interest Coverage Ratio to be less than the ratios set forth below for the periods indicated:

               Period                                        Ratio
               ------                                        -----

    January 1, 2002 through                                  1.25:1
    September 30, 2003

    October 1, 2003 through                                  1.50:1
    September 30, 2004

    October 1, 2004                                          2.00:1
    and thereafter

    Section 7.18 Affiliate Transactions. Except as set forth on Schedule 5 attached hereto, and other than such management agreements between the Parent, the Borrower and/or any of the Borrower's Subsidiaries, on the one hand, and its License Subs, on the other hand, regarding the use of the Licenses and pursuant to the Management Agreement, the Parent and the Borrower shall not, and shall not permit any of the Borrower's Subsidiaries to, at any time engage in any transaction with an Affiliate or make an assignment or other transfer of any of its properties or assets to any Affiliate (other than to the Borrower or a Subsidiary of the Borrower) on terms less advantageous to the Borrower or such Subsidiary than would be the case if such transaction had been effected with a non-Affiliate.

    Section 7.19 Real Estate. None of the Parent, the Borrower or any of the Borrower's Subsidiaries shall purchase any real estate or enter into any sale/leaseback transaction, except (a) as contemplated in an Acquisition permitted under Section 7.6 hereof or (b) in connection with a Tower Sale/Leaseback Transaction permitted under Section 7.4 hereof.

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

    Section 7.20 ERISA Liabilities. The Borrower shall not, and shall cause each of its ERISA Affiliates not to, (i) permit the assets of any of their respective Plans to be less than the amount necessary to provide all accrued benefits under such Plans or (ii) enter into any Multiemployer Plan.

    Section 7.21 No Limitation on Upstream Dividends by Subsidiaries. The Borrower shall not permit any Subsidiary to enter into or agree, or otherwise become subject (other than pursuant to Applicable Law), to any agreement, contract or other arrangement with any Person pursuant to the terms of which (a) such Subsidiary is or would be prohibited from or limited in declaring or paying any cash dividends or distributions on any class of its Capital Stock or any other Ownership Interests owned directly or indirectly by the Borrower or from making any other distribution on account of any class of any such Capital Stock or Ownership Interests (herein referred to as "Upstream Dividends") or (b) the declaration or payment of Upstream Dividends by a Subsidiary to the Borrower or to another Subsidiary, on an annual or cumulative or other basis, is or would be otherwise limited or restricted.


                                ARTICLE 8 Default

    Section 8.1 Events of Default. Each of the following shall constitute an Event of Default, whatever the reason for such event and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment or order of any court or any order, rule or regulation of any governmental or non-governmental body:

         (a) Any representation or warranty made under this Agreement, any of the Loan Documents, or any of them, shall prove incorrect or misleading in any material respect when made or deemed to be made pursuant to Section 4.2 hereof; or

         (b) The Parent or the Borrower shall default in the payment of: (i) any interest, fees or other amounts payable hereunder or under the Notes, any of the Loan Documents, or any of them, to the Lenders, the Administrative Agent or the Issuing Bank, when due and such default is not cured within three (3) Business Days after the occurrence thereof; or (ii) any principal under any of the Notes, reimbursement obligations in respect of any Letter of Credit, or any of them, when due (including, without limitation, pursuant to Section 2.7 hereof); or

         (c) The Parent or the Borrower shall default in the performance or observance of any agreement or covenant contained in Sections 5.2(a), 5.10, 5.13, 5.16 or 5.17 hereof or in Article 6 (other than Section 6.4 hereof) or
Article 7 hereof; or

         (d) The Parent or the Borrower shall default in the performance or observance

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

of any other agreement or covenant contained in this Agreement not specifically referred to elsewhere in this Section 8.1, and such default shall not be cured within a period of thirty (30) days from the occurrence of such default; or

         (e) There shall occur any default in the performance or observance of any agreement or covenant or breach of any representation or warranty contained in any of the Loan Documents (other than this Agreement or as otherwise provided in this Section 8.1) by the Borrower, any of its Subsidiaries, the Parent or any other obligor thereunder, which shall not be cured within a period of thirty
(30) days from the occurrence of such default; or

         (f) There shall be entered and remain unstayed a decree or order for relief in respect of the Borrower, any of its Subsidiaries or the Parent under Title 11 of the United States Code, as now constituted or hereafter amended, or any other applicable Federal or state bankruptcy law or other similar law, or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or similar official of the Borrower, any of its Subsidiaries or the Parent, or of any substantial part of their respective properties; or ordering the winding-up or liquidation of the affairs of the Borrower, any of its Subsidiaries or the Parent; or an involuntary petition shall be filed against the Borrower, any of its Subsidiaries or the Parent and a temporary stay entered, and (i) such petition and stay shall not be diligently contested or (ii) any such petition and stay shall continue undismissed for a period of sixty (60) consecutive days; or

         (g) The Borrower, any of its Subsidiaries or the Parent shall file a petition, answer or consent seeking relief under Title 11 of the United States Code, as now constituted or hereafter amended, or any other applicable Federal or state bankruptcy law or other similar law, or the Borrower, any of its Subsidiaries or the Parent shall consent to the institution of proceedings thereunder or to the filing of any such petition or to the appointment or taking of possession of a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Borrower, any of its Subsidiaries or the Parent or of any substantial part of their respective properties, or the Borrower, any of its Subsidiaries or the Parent shall fail generally to pay their respective debts as they become due or shall be adjudicated insolvent; or the Borrower, any of its Subsidiaries or the Parent shall take any action in furtherance of any such action; or

         (h) A judgment not covered by insurance shall be entered by any court against the Borrower, any of its Subsidiaries or the Parent for the payment of money which exceeds singly or in the aggregate with other such judgments, $5,000,000 or a warrant of attachment or execution or similar process shall be issued or levied against property of the Borrower, any of its Subsidiaries or the Parent which, together with all other such property of the Borrower, any of the Borrower's Subsidiaries or the Parent subject to other such process, exceeds in value $5,000,000 in the aggregate, and if, within thirty (30) days after the entry, issue or levy thereof, such judgment, warrant or process shall not have been paid or discharged or stayed pending appeal or removed to bond, or if, after the expiration of any such stay, such judgment, warrant or process shall not have been paid or discharged or removed to bond; or

         (i) There shall be at any time any "accumulated funding deficiency," as

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

defined in ERISA or in Section 412 of the Code, with respect to any Plan maintained by the Borrower or any of its Subsidiaries or any ERISA Affiliate, or to which the Borrower or any of its Subsidiaries or any ERISA Affiliate has any liabilities, or any trust created thereunder; or a trustee shall be appointed by a United States District Court to administer any such Plan; or PBGC shall institute proceedings to terminate any such Plan; or the Borrower or any of its Subsidiaries or any ERISA Affiliate shall incur any liability to PBGC in connection with the termination of any such Plan; or any Plan or trust created under any Plan of the Borrower or any of its Subsidiaries or any ERISA Affiliate shall engage in a "prohibited transaction" (as such term is defined in Section 406 of ERISA or Section 4975 of the Code) which would subject any such Plan, any trust created thereunder, any trustee or administrator thereof, or any party dealing with any such Plan or trust to the tax or penalty on "prohibited transactions" imposed by Section 502 of ERISA or Section 4975 of the Code; to the extent any of the foregoing has had or could reasonably be expected to have a Materially Adverse Effect; or

         (j) There shall occur (i) any acceleration of the maturity of, or any failure to pay at final maturity, any Indebtedness of the Borrower, any of its Subsidiaries or the Parent in an aggregate principal amount exceeding $5,000,000; (ii) any event of default which would permit such acceleration of such Indebtedness described in clause (i) of this paragraph (j) and which event of default has not been cured within any applicable cure period or waived in writing prior to any declaration of an Event of Default or acceleration of the Loans hereunder; or (iii) any default under any Interest Rate Hedge Agreement having a notional principal amount of $5,000,000 or more; or

         (k) One or more Licenses (other than Give-back Licenses) shall be terminated or revoked, or any such License shall fail to be renewed at the stated expiration thereof; or

         (l) Any Loan Document or any material provision thereof, shall at any time and for any reason be declared by a court of competent jurisdiction to be null and void, or a proceeding shall be commenced by the Parent, the Borrower or any of the Borrower's Subsidiaries seeking to establish the invalidity or unenforceability thereof (exclusive of questions of interpretation of any provision thereof), or the Parent, the Borrower or any of the Borrower's Subsidiaries shall deny that it has any liability or obligation for the payment of principal or interest purported to be created under any Loan Document; or

         (m) Any Security Document shall for any reason, fail or cease (except by reason of lapse of time) to create a valid and perfected and first-priority Lien on or Security Interest in any portion of the Collateral purported to be covered thereby, subject only to Permitted Liens, except (i) as a result of the sale or other disposition of the applicable Collateral in a transaction permitted under the Loan Documents or (ii) as a result of the Administrative Agent's failure to maintain possession of any stock certificates, promissory notes or other instruments delivered to it under any Security Document or the Administrative Agent's failure to file necessary continuation financing statements or make required filings with the Patent and Trademark Office of the United States after delivery to the Administrative Agent by the Parent,

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

the Borrower or the Borrower's Subsidiaries of executed copies of such financing statements and filings; or

         (n) The Borrower shall fail to make any payments required to be made to the FCC or any other Governmental Authority with respect to any License held by the Borrower or any of its Subsidiaries, or with respect to any Indebtedness or other payment obligations relating thereto as and when due, which failure could reasonably be expected to lead to the loss, termination, revocation, non-renewal or material impairment of any License (other than any Give-back License) or otherwise result in a Materially Adverse Effect; or

         (o) The Borrower's right to use any "AT&T" trademark pursuant to the Network License Agreement shall terminate (it being understood that, on or after the date which is five (5) years from the Agreement Date, neither the non-renewal of the Network License Agreement by AT&T Corp. nor the termination of the Network License Agreement by AT&T Corp. as a result of a Disqualifying Transaction (as defined in the Stockholders Agreement) shall constitute an Event of Default hereunder); or

         (p) The Borrower, any of its Subsidiaries or the Parent shall lose any rights to the benefit of, or the occurrence of any default or the termination of any rights under, any application, marketing or other material agreements, which loss, occurrence or termination could reasonably be expected to result in a Materially Adverse Effect (it being understood that, on or after the date which is five (5) years from the Agreement Date, neither the non-renewal of the Network License Agreement by AT&T Corp. nor the termination of the Network License Agreement by AT&T Corp. as a result of a Disqualifying Transaction (as defined in the Stockholders Agreement) shall in and of itself constitute an Event of Default hereunder); or

         (q) The failure of any party to the Securities Purchase Agreement, the Stockholders' Agreement or the Bid Equity Commitments Documentation to comply with any funding or contribution obligation under such Agreement and such failure shall continue unremedied for a period of thirty (30) days; or

         (r) Any Change of Control Event shall occur or exist; or

         (s) There shall occur any default or event of default under the Bidding Company Documentation by the Borrower or the Bidding Company in its obligations to the Borrower, after giving effect to any cure periods set forth therein, and such default or material event of default shall remain uncured for thirty (30) days immediately following the expiration of such cure periods, if any.

    Section 8.2 Remedies.

         (a) If an Event of Default specified in Section 8.1 hereof (other than an Event of Default under either Section 8.1(f) or (g) hereof) shall have occurred and shall be continuing,

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the Administrative Agent, at the request of the Required Lenders subject to
Section 9.8(a) hereof, shall, by notice to the Borrower, formally declare that an Event of Default has occurred, and (i) (A) terminate the Commitments, and/or
(B) declare the principal of and interest on the Loans and the Notes and all other amounts owed to the Lenders and the Administrative Agent under this Agreement, the Notes and any other Loan Documents to be forthwith due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived, anything in this Agreement, the Notes or any other Loan Document to the contrary notwithstanding, and the Commitments shall thereupon forthwith terminate and (ii) require the Borrower to, and the Borrower shall thereupon, deposit in an interest bearing account with the Administrative Agent, as cash collateral for the Obligations, an amount equal to the maximum amount currently or at any time thereafter to be drawn on all outstanding Letters of Credit, and the Borrower hereby pledges to the Administrative Agent, the Lenders and the Issuing Bank and grants to them a security interest in, all such cash as security for the Obligations.

         (b) Upon the occurrence and continuance of an Event of Default specified in either Section 8.1(f) or (g) hereof, all principal, interest and other amounts due hereunder and under the Notes, and all other Obligations, shall thereupon and concurrently therewith become due and payable and the Commitments shall forthwith terminate and the principal amount of the Loans outstanding hereunder shall bear interest at the Default Rate, all without any action by the Administrative Agent, the Lenders, the Required Lenders, the Issuing Bank or any of them, and without presentment, demand, protest or other notice of any kind, all of which are expressly waived, anything in this Agreement or in the other Loan Documents to the contrary notwithstanding.

         (c) Upon acceleration of the Notes, as provided in subsection (a) or
(b) of this Section 8.2, the Administrative Agent and the Lenders shall have all of the post-default rights granted to them, or any of them, as applicable, under the Loan Documents and under Applicable Law.

         (d) Following acceleration of the Notes as provided in subsection (a) or (b) of this Section 8.2, provided the Required Lenders elect to initiate (or direct the Administrative Agent to initiate) either (i) a civil proceeding for the appointment of a receiver with respect to the Parent's or the Borrower's assets or (ii) an involuntary bankruptcy (or similar) petition against Parent or the Borrower, the Required Lenders shall have the right, but not the obligation, to direct the Administrative Agent, to the extent permitted under Applicable Law, to take possession of and to operate the Cellular Systems of the Borrower and its Subsidiaries during the Pre-receivership Period, in accordance with the terms of the Licenses and pursuant to the terms and subject to any limitations contained in the Security Documents and, within guidelines established by the Required Lenders prior to such action, to make any and all payments and expenditures necessary or desirable in connection therewith, including, without limitation, payment of wages as required under the Fair Labor Standards Act, as amended, and any necessary withholding taxes to state or federal authorities. In the event the guidelines referred to in the preceding sentence do not contemplate payments or expenditures that subsequently arise in the ordinary course after the

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

Administrative Agent has begun to operate the systems or in the event that the Required Lenders fail to agree upon the guidelines referred to in the preceding sentence within six (6) Business Days after the Administrative Agent has begun to operate any Cellular System, the Administrative Agent may, after giving three
(3) Business Days' notice to the Lenders of its intention to do so, make such payments and expenditures as it deems reasonable and advisable in its sole discretion to maintain the normal day-to-day operation of such systems. All payments and expenditures incurred in connection with this provision in excess of receipts shall constitute costs and expenses of performance and/or collection reimbursable by the Parent and the Borrower pursuant to Section 11.2 hereof, which until paid by the Parent and the Borrower shall be reimbursed to the Administrative Agent by the Lenders pursuant to Section 9.11 hereof. Such payments and expenditures in excess of receipts shall constitute Advances under the Revolving Loan Commitment, not in excess of the Available Revolving Loan Commitment. Advances made pursuant to this Section 8.2(d) shall bear interest as provided in Section 2.3(d) hereof and shall be payable on demand. The making of one (1) or more Advances under this Section 8.2(d) shall not create any obligation on the part of the Lenders to make any additional Advances hereunder. No exercise by the Administrative Agent and the Required Lenders of the rights granted to any of them under this Section 8.2(d) shall constitute a waiver of any other rights and remedies granted to the Administrative Agent and the Lenders, or any of them, under this Agreement or any other Loan Document or at law. The Parent and the Borrower hereby irrevocably appoints the Administrative Agent, as administrative agent for the Lenders, the true and lawful attorney of the Parent and the Borrower, in its name and stead and on its behalf, to execute, receipt for or otherwise act in connection with any and all contracts, instruments or other documents in connection with the completion and operating of such systems in the exercise of the Administrative Agent and Lenders' rights under this Section 8.2(d). Such power of attorney is coupled with an interest and is irrevocable. The rights of the Administrative Agent and the Lenders under this Section 8.2(d) shall be subject to the prior compliance with the Communications Act and the FCC rules and policies promulgated thereunder to the extent applicable to the exercise of such rights. If the Administrative Agent (or the Lenders) take possession of the systems pursuant to this Section 8.2(d) prior to initiation of the actions described in the first sentence of this Section, the Administrative Agent shall initiate such action within the time period established by the Required Lenders prior to such action.

         (e) Upon acceleration of the Notes, as provided in subsection (a) or
(b) of this Section 8.2, the Administrative Agent, upon request of the Required Lenders, shall, to the extent permitted by Applicable Law, have the right to the appointment of a receiver for the properties and assets of the Borrower, its Subsidiaries and the Parent, and the Borrower, for itself and, to the extent permitted by Applicable Law, on behalf of its Subsidiaries, and the Parent, hereby consent to such rights and such appointment and, to the extent permitted by Applicable Law, hereby waives any objection the Borrower, any Subsidiary and the Parent may have thereto or the right to have a bond or other security posted by the Administrative Agent on behalf of the Lenders, in connection therewith. The rights of the Administrative Agent under this Section 8.2(e) shall be subject to its prior compliance with the Communications Act and the FCC rules and policies promulgated thereunder to the extent applicable to the exercise of such rights.

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         (f) The rights and remedies of the Administrative Agent and the Lenders hereunder shall be cumulative, and not exclusive.

    Section 8.3 Payments Subsequent to Declaration of Event of Default. Subsequent to the acceleration of the Loans under Section 8.2 hereof, payments and prepayments under this Agreement made to any of the Administrative Agent and the Lenders or otherwise received by any of such Persons (from realization on Collateral for the Obligations or otherwise) shall be paid over to the Administrative Agent (if necessary) and distributed by the Administrative Agent as follows: first, to the Administrative Agent's reasonable costs and expenses, if any, incurred in connection with the collection of such payment or prepayment, including, without limitation, any reasonable costs incurred by it in connection with the sale or disposition of any Collateral for the Obligations and all amounts under Section 11.2(b) and (c) hereof; second, to the Lenders and the Administrative Agent for any fees hereunder or under any of the other Loan Documents then due and payable; third, to the Lenders pro rata on the basis of their respective unpaid principal amounts (except as provided in Section 2.2(e) hereof), to the payment of any unpaid interest which may have accrued on the Obligations; fourth, to the Lenders pro rata until all Loans have been paid in full (and, for purposes of this clause, obligations under Interest Rate Hedge Agreements with the Lenders or their Affiliates or any of them shall be paid on a pro rata basis with the Loans); fifth, to the Lenders pro rata on the basis of their respective unpaid amounts, to the payment of any other unpaid Obligations; and sixth, to the Borrower or as otherwise required by law.


                       ARTICLE 9 The Administrative Agent

    Section 9.1 Appointment and Authorization. Each Lender hereby irrevocably appoints and authorizes, and hereby agrees that it will require any transferee of any of its interest in its portion of the Loans and in its Notes irrevocably to appoint and authorize, the Administrative Agent and the Issuing Bank to take such actions as its agent on its behalf and to exercise such powers hereunder and under the other Loan Documents as are delegated by the terms hereof and thereof, together with such powers as are reasonably incidental thereto. None of the Administrative Agent, the Issuing Bank, or any of their directors, officers, employees, agents or counsel, shall be liable for any action taken or omitted to be taken by it or them hereunder or in connection herewith, except for its or their own gross negligence or willful misconduct as determined by a final, non-appealable judicial order of a court of competent jurisdiction.

    Section 9.2 Interest Holders. The Administrative Agent and the Issuing Bank may treat each Lender, or the Person designated in the last notice filed with the Administrative Agent, as the holder of all of the interests of such Lender in its portion of the Loans and in its Notes until written notice of transfer, signed by such Lender (or the Person

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designated in the last notice filed with the Administrative Agent) and by the
Person designated in such written notice of transfer, in form and substance satisfactory to the Administrative Agent, shall have been filed with the Administrative Agent.

    Section 9.3 Consultation with Counsel. The Administrative Agent and the Issuing Bank may consult with Powell, Goldstein, Frazer & Murphy LLP, Atlanta, Georgia, special counsel to the Administrative Agent and the Issuing Bank, or with other legal counsel selected by it and shall not be liable for any action taken or suffered by it in good faith in consultation with such counsel and in reasonable reliance on such consultations.

    Section 9.4 Documents. The Administrative Agent and the Issuing Bank shall be under no duty to examine, inquire into, or pass upon the validity, effectiveness or genuineness of this Agreement, any Note, any other Loan Document, or any instrument, document or communication furnished pursuant hereto or in connection herewith, and the Administrative Agent and the Issuing Bank shall be entitled to assume that they are valid, effective and genuine, have been signed or sent by the proper parties and are what they purport to be.

    Section 9.5 Administrative Agent and Affiliates. With respect to the Commitments and the Loans, the Lender which is an Affiliate of the Administrative Agent shall have the same rights and powers hereunder as any other Lender and the Administrative Agent and Affiliates of the Administrative Agent may accept deposits from, lend money to and generally engage in any kind of business with the Parent, the Borrower, any of the Borrower's Subsidiaries or any Affiliates of, or Persons doing business with, the Borrower and the Parent, as if they were not affiliated with the Administrative Agent and without any obligation to account therefor.

    Section 9.6 Responsibility of the Administrative Agent and the Issuing Bank. The duties and obligations of the Administrative Agent and the Issuing Bank under this Agreement are only those expressly set forth in this Agreement. The Administrative Agent and the Issuing Bank shall be entitled to assume that no Default or Event of Default has occurred and is continuing unless it has actual knowledge, or has been notified in writing by the Borrower or the Parent, of such fact, or has been notified by a Lender in writing that such Lender considers that a Default or an Event of Default has occurred and is continuing, and such Lender shall specify in detail the nature thereof in writing. The Administrative Agent shall not be liable hereunder for any action taken or omitted to be taken except for its own gross negligence or willful misconduct as determined by a final, non-appealable judicial order of a court of competent jurisdiction. The Administrative Agent shall provide each Lender with copies of all documents and reports received by it under Article 6 hereof promptly upon its receipt thereof. The Administrative Agent and the Issuing Bank shall provide each Lender with copies of such other documents received from the Borrower or the Parent as such Lender may reasonably request.

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    Section 9.7 Security Documents. The Administrative Agent and the Issuing
Bank are hereby authorized to act on behalf of the Lenders, in its own capacity and through other agents and sub-agents appointed by it, under the Security Documents; provided, however, that the Administrative Agent and the Issuing Bank shall not agree to the release of any Collateral, or any property encumbered by any mortgage, pledge or security interest, except in compliance with Section
11.12 hereof.

    Section 9.8 Action by the Administrative Agent and the Issuing Bank.

         (a) The Administrative Agent and the Issuing Bank shall be entitled to use its discretion with respect to exercising or refraining from exercising any rights which may be vested in it by, and with respect to taking or refraining from taking any action or actions which it may be able to take under or in respect of, this Agreement, unless the Administrative Agent or the Issuing Bank shall have been instructed by the Required Lenders to exercise or refrain from exercising such rights or to take or refrain from taking such action; provided, however, that the Administrative Agent and the Issuing Bank shall not exercise any rights under Section 8.2(a) hereof without the request of the Required Lenders (or, where expressly required, all the Lenders) unless time is of the essence. The Administrative Agent and the Issuing Bank shall incur no liability under or in respect of this Agreement with respect to anything which it may do or refrain from doing in the reasonable exercise of its judgment or which may seem to it to be necessary or desirable in the circumstances, except for its gross negligence or willful misconduct as determined by a final, non-appealable judicial order of a court of competent jurisdiction.

         (b) The Administrative Agent and the Issuing Bank shall not be liable to the Lenders or to any Lender or the Borrower, any of the Borrower's Subsidiaries or the Parent in acting or refraining from acting under this Agreement or any other Loan Document in accordance with the instructions of the Required Lenders (or, where expressly required, all the Lenders), and any action taken or failure to act pursuant to such instructions shall be binding on all Lenders. The Administrative Agent and the Issuing Bank shall not be obligated to take any action which is contrary to law or which would in the Administrative Agent's and the Issuing Bank's reasonable opinion subject the Administrative Agent and the Issuing Bank to liability.

    Section 9.9 Notice of Default or Event of Default. In the event that the Administrative Agent, the Issuing Bank or any Lender shall acquire actual knowledge, or shall have been notified, of any Default or Event of Default, the Administrative Agent and the Issuing Bank or such Lender shall promptly notify the Lenders and the Administrative Agent and the Issuing Bank, as applicable (provided that failure to give such notice shall not result in any liability on the part of such Lender or the Administrative Agent and the Issuing Bank), and the Administrative Agent and the Issuing Bank shall take such action and assert such rights under this Agreement and the other Loan Documents as the Required Lenders shall request in writing, and the Administrative Agent and the Issuing Bank shall not be subject to any liability by reason of its acting pursuant to any such request. If the Required Lenders shall fail to request the Administrative Agent and the Issuing Bank to take action or to

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assert rights under this Agreement or any other Loan Documents in respect of any
Default or Event of Default within ten (10) days after their receipt of the notice of any Default or Event of Default from the Administrative Agent, the Issuing Bank or any Lender, or shall request inconsistent action with respect to such Default or Event of Default, the Administrative Agent and the Issuing Bank may, but shall not be required to, take such action and assert such rights
(other than rights under Article 8 hereof) as it deems in its discretion to be advisable for the protection of the Lenders; provided, however, that if the Required Lenders have instructed the Administrative Agent and the Issuing Bank not to take such action or assert such right, in no event shall the Administrative Agent act and the Issuing Bank contrary to such instructions.

    Section 9.10 Responsibility Disclaimed. The Administrative Agent and the Issuing Bank shall not be under any liability or responsibility whatsoever as Administrative Agent:

         (a) To the Borrower, the Parent or any other Person as a consequence of any failure or delay in performance by or any breach by, any Lender or Lenders of any of its or their obligations under this Agreement;

         (b) To any Lender or Lenders, as a consequence of any failure or delay in performance by, or any breach by, (i) the Borrower or the Parent of any of its obligations under this Agreement or the Notes or any other Loan Document or
(ii) any Subsidiary of the Borrower or any other obligor under any other Loan Document;

         (c) To any Lender or Lenders, for any statements, representations or warranties in this Agreement, or any other document contemplated by this Agreement or any information provided pursuant to this Agreement, any other Loan Document or any other document contemplated by this Agreement, or for the validity, effectiveness, enforceability or sufficiency of this Agreement, the Notes, any other Loan Document or any other document contemplated by this Agreement; or

         (d) To any Person for any act or omission other than that arising from gross negligence or willful misconduct of the Administrative Agent as determined by a final, non-appealable judicial order of a court of competent jurisdiction.

    Section 9.11 Indemnification. The Lenders agree to indemnify the Administrative Agent and the Issuing Bank (to the extent not reimbursed by the Borrower) pro rata according to their respective Commitment Ratios, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including fees and expenses of experts, agents, consultants and counsel) or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against the Administrative Agent and the Issuing Bank in any way relating to or arising out of this Agreement, any other Loan Document or any other document

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contemplated by this Agreement or any other Loan Document or any action taken or omitted by the Administrative Agent and the Issuing Bank or under this Agreement, any other Loan Document or any other document contemplated by this Agreement; provided, however, that no Lender shall be liable to the Administrative Agent and the Issuing Bank or for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the gross negligence or willful misconduct of such Person as determined by a final, non-appealable judicial order of a court of competent jurisdiction.

    Section 9.12 Credit Decision. Each Lender represents and warrants to each other and to the Administrative Agent and the Issuing Bank that:

         (a) In making its decision to enter into this Agreement and to make its portion of the Loans it has independently taken whatever steps it considers necessary to evaluate the financial condition and affairs of the Borrower and the Parent and that it has made an independent credit judgment, and that it has not relied upon the Administrative Agent, the Issuing Bank or information provided by the Administrative Agent and the Issuing Bank (other than information provided to the Administrative Agent and the Issuing Bank by the Borrower and the Parent and forwarded by the Administrative Agent and the Issuing Bank to the Lenders); and

         (b) So long as any portion of the Loans remains outstanding or such Lender has an obligation to make its portion of Advances hereunder, it will continue to make its own independent evaluation of the Collateral and of the financial condition and affairs of the Borrower and the Parent.

    Section 9.13 Successor Administrative Agent or Issuing Bank. Subject to the appointment and acceptance of a successor Administrative Agent or Issuing Bank as provided below, the Administrative Agent or Issuing Bank, as applicable, may resign at any time by giving written notice thereof to the Lenders and the Borrower and the Parent and may be removed at any time for cause by the Required Lenders. Upon any such resignation or removal, the Required Lenders shall have the right to appoint a successor Administrative Agent or Issuing Bank, as applicable, which appointment shall, prior to a Default, be subject to the consent of the Borrower and the Parent, acting reasonably. If no successor Administrative Agent or Issuing Bank, as applicable, shall have been so appointed by the Required Lenders and shall have accepted such appointment within thirty (30) days after the retiring Administrative Agent or Issuing Bank, as applicable, gave notice of resignation or the Required Lenders' removal of the retiring Administrative Agent or Issuing Bank, as applicable, then the retiring Administrative Agent or Issuing Bank, as applicable, may, on behalf of the Lenders, appoint a successor Administrative Agent or Issuing Bank, as applicable, which shall be any Lender or a commercial Lender organized or licensed under the laws of the United States of America or any political subdivision thereof which has combined capital and reserves in excess of $250,000,000. Such appointment shall, prior to a Default, be subject to the consent of the Borrower and the Parent, acting reasonably. Upon the acceptance of any appointment as Administrative Agent or Issuing Bank, as applicable, hereunder by a successor Administrative Agent or Issuing Bank, as applicable, such successor Administrative Agent or Issuing Bank, as applicable, shall thereupon succeed to and become vested with all the rights, powers, privileges, duties and obligations of the retiring Administrative

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Agent or Issuing Bank, as applicable, and the retiring Administrative Agent or
Issuing Bank, as applicable, shall be discharged from its duties and obligations hereunder and under the other Loan Documents. After any retiring Administrative Agent's or Issuing Bank's, as applicable, resignation or removal hereunder as Administrative Agent or Issuing Bank, as applicable, the provisions of this Article shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Administrative Agent or Issuing Bank, as applicable.

    Section 9.14 Collateral Actions. Each of the parties hereto acknowledges and agrees that all provisions herein and under any Security Document relating to rights and remedies under any Security Document shall be exercised only upon the direction of the Required Lenders (except as expressly set forth in Section 9.8 hereof), and that the provisions of this Section 9.14 may not be amended except with the consent of the Required Lenders.

    Section 9.15 Delegation of Duties. The Administrative Agent and the Issuing Bank may execute any of its duties under the Loan Documents by or through agents or attorneys selected by it using reasonable care, and shall be entitled to advice of counsel concerning all matters pertaining to such duties.


        ARTICLE 10 Change in Circumstances Affecting Eurodollar Advances

    Section 10.1 Eurodollar Basis Determination Inadequate or Unfair. If with respect to any proposed Eurodollar Advance for any Interest Period, the Administrative Agent determines after consultation with the Lenders that deposits in dollars (in the applicable amount) are not being offered to each of the Lenders in the relevant market for such Interest Period, the Administrative Agent shall forthwith give notice thereof to the Borrower and the Lenders, whereupon until the Administrative Agent notifies the Borrower that the circumstances giving rise to such situation no longer exist, the obligations of any affected Lender to make its portion of such type of Eurodollar Advances shall be suspended.

    Section 10.2 Illegality. If after the date hereof, the adoption of any Applicable Law, or any change in any Applicable Law (adopted after the Agreement
Date), or any change (after the Agreement Date) in interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Lender with any directive (whether or not having the force of law) of any such authority, central bank or comparable agency (issued after the Agreement
Date), shall make it unlawful or impossible for any Lender to make, maintain or fund its portion of Eurodollar Advances, such Lender shall so notify the Administrative Agent, and the

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Administrative Agent shall forthwith give notice thereof to the other Lenders and the Borrower. Before giving any notice to the Administrative Agent pursuant to this Section 10.2, such Lender shall designate a different lending office if such designation will avoid the need for giving such notice and will not, in the sole judgment of such Lender, be otherwise materially disadvantageous to such Lender. Upon receipt of such notice, notwithstanding anything contained in
Article 2 hereof, the Borrower shall repay in full the then outstanding principal amount of such Lender's portion of each affected Eurodollar Advance, together with accrued interest thereon, on either (a) the last day of the then current Interest Period applicable to such affected Eurodollar Advances if such Lender may lawfully continue to maintain and fund its portion of such Eurodollar Advance to such day or (b) immediately if such Lender may not lawfully continue to fund and maintain its portion of such affected Eurodollar Advances to such day. Concurrently with repaying such portion of each affected Eurodollar Advance, the Borrower may borrow a Base Rate Advance from such Lender, and such Lender shall make such Advance, if so requested, in an amount such that the outstanding principal amount of the affected Note or Notes held by such Lender shall equal the outstanding principal amount of such Note or Notes immediately prior to such repayment.

    Section 10.3 Increased Costs.

         (a) If after the date hereof, the adoption of any Applicable Law, or any change in any Applicable Law (adopted after the Agreement Date), or any change (after the Agreement Date) in interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof or compliance by any Lender with any directive (whether or not having the force of law) of any such authority, central bank or comparable agency (issued after the Agreement Date):

              (1) shall subject any Lender to any tax, duty or other charge with respect to its obligation to make its portion of Eurodollar Advances, or its portion of existing Eurodollar Advances, or shall change the basis of taxation of payments to any Lender of the principal of or interest on its portion of Eurodollar Advances or in respect of any other amounts due under this Agreement, in respect of its portion of Eurodollar Advances or its obligation to make its portion of Eurodollar Advances (except for changes in the rate or method of calculation of tax on the overall net income of such Lender and except other Excluded Taxes); or

              (2) shall impose, modify or deem applicable any reserve (including, without limitation, any imposed by the Board of Governors of the Federal Reserve System, but excluding any included in an applicable Eurodollar Reserve Percentage), special deposit, capital adequacy, assessment or other requirement or condition against assets of, deposits with or for the account of, or commitments or credit extended by, any Lender or shall impose on any Lender or the London interbank borrowing market any other condition affecting its obligation to make its portion of such Eurodollar Advances or its portion of existing Advances;

and the result of any of the foregoing is to increase the cost to such Lender of making or maintaining any of its portion of Eurodollar Advances, or to reduce the amount of any sum

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received or receivable by such Lender under this Agreement or under its Note with respect thereto, then, on the earlier of a date within ten (10) days after demand by such Lender or the Maturity Date, the Borrower agrees to pay to such Lender such additional amount or amounts as will compensate such Lender for such increased costs. Each Lender will promptly notify the Borrower and the Administrative Agent of any event of which it has knowledge, occurring after the date hereof, which will entitle such Lender to compensation pursuant to this
Section 10.3 and will designate a different lending office if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the sole judgment of such Lender made in good faith, be otherwise disadvantageous to such Lender.

         (b) Any Lender claiming compensation under this Section 10.3 shall provide the Borrower with a written certificate setting forth the additional amount or amounts to be paid to it hereunder and calculations therefor in reasonable detail. Such certificate shall be presumptively correct absent manifest error. Notwithstanding the foregoing, the Borrower shall only be obligated to compensate such Lender for any amount under this subsection arising or occurring during (i) in the case of each such request for compensation, any time or period commencing not more than ninety (90) days prior to the date on which such Lender submits such request and (ii) any other time or period during which, because of the unannounced retroactive application of such law, regulation, interpretation, request or directive, such Lender could not have known that the resulting reduction in return might arise. In determining such amount, such Lender may use any reasonable averaging and attribution methods. If any Lender demands compensation under this Section 10.3, the Borrower may at any time, upon at least five (5) Business Days' prior notice to such Lender, prepay in full such Lender's portion of the then outstanding Eurodollar Advances, together with accrued interest thereon to the date of prepayment, along with any reimbursement required under Section 2.11 hereof. Concurrently with prepaying such portion of Eurodollar Advances the Borrower may borrow a Base Rate Advance, or a Eurodollar Advance not so affected, from such Lender, and such Lender shall, if so requested, make such Advance in an amount such that the outstanding principal amount of the affected Note or Notes held by such Lender shall equal the outstanding principal amount of such Note or Notes immediately prior to such prepayment.

         (c) The Administrative Agent shall use reasonable efforts to determine whether or not the circumstances which have caused the claim for compensation under this Section 10.3 shall continue and shall notify the Lenders and the Borrower immediately if it shall determine that such circumstances no longer exist.

    Section 10.4 Effect On Other Advances. If notice has been given pursuant to
Section 10.1, 10.2 or 10.3 hereof suspending the obligation of any Lender to make its portion of any type of Eurodollar Advance, or requiring such Lender's portion of Eurodollar Advances to be repaid or prepaid, then, unless and until such Lender notifies the Borrower that the circumstances giving rise to such repayment no longer apply, all amounts which would otherwise be made by such Lender as its portion of Eurodollar Advances shall, unless otherwise notified by the Borrower, be made instead as Base Rate Advances.

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    Section 10.5 Claims for Increased Costs and Taxes. In the event that any
Lender shall decline to make Eurodollar Rate Loans pursuant to Sections 10.1 and
10.2 hereof or shall have notified the Borrower that it is entitled to claim compensation pursuant to Section 10.3, 2.10(b) or 2.13 hereof or is unable to complete the form required or subject to withholding as provided in Section 2.14 hereof (each such lender being an "Affected Lender"), the Borrower at its own cost and expense may designate a replacement lender (a "Replacement Lender") to assume the Commitment and the obligations of any such Affected Lender hereunder, and to purchase the outstanding Loans of such Affected Lender and such Affected Lender's rights hereunder and with respect thereto, and within ten (10) Business Days of such designation the Affected Lender shall (a) sell to such Replacement Lender, without recourse upon, warranty by or expense to such Affected Lender, by way of an Assignment and Assumption Agreement substantially in the form of Exhibit M attached hereto, for a purchase price equal to (unless such Lender agrees to a lesser amount) the outstanding principal amount of the Loans of such Affected Lender, plus all interest accrued and unpaid thereon and all other amounts owing to such Affected Lender hereunder, including without limitation, any amount which would be payable to such Affected Lender pursuant to Section
2.11 hereof, and (b) assign the Commitment of such Affected Lender and upon such assumption and purchase by the Replacement Lender, such Replacement Lender shall be deemed to be a "Lender" for purposes of this Agreement and such Affected Lender shall cease to be a "Lender" for purposes of this Agreement and shall no longer have any obligations or rights hereunder (other than any obligations or rights which according to this Agreement shall survive the termination of the Commitment).


                            ARTICLE 11 Miscellaneous

    Section 11.1 Notices.

         (a) Except as otherwise expressly provided herein, all notices and other communications under this Agreement and the other Loan Documents (unless otherwise specifically stated therein) shall be in writing and shall be deemed to have been given three (3) Business Days after deposit in the mail, designated as certified mail, return receipt requested, postage-prepaid, or one (1) Business Day after being entrusted to a reputable commercial overnight delivery service for next day delivery, or when sent on a Business Day prior to 5:00 p.m. (New York, New York time) by telecopy addressed to the party to which such notice is directed at its address determined as provided in this Section 11.1. All notices and other communications under this Agreement shall be given to the parties hereto at the following addresses:

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              (i)   If to the Borrower or the Parent, to it at:

                    Tritel Holding Corp./Tritel, Inc.
                    1080 River Oaks Drive, Suite B-100
                    Jackson, Mississippi  39208
                    Attn: E. B. Martin, Jr. and
                          Karlen Turbeville
                    Telecopy No.:  (601) 936-6045

                    with a copy to:

                    Brown & Wood LLP
                    One World Trade Center
                    New York, New York  10048-0557
                    Attn: Patricia A. Murphy, Esq.
                          Michael A. King, Esq.
                    Telecopy No.:  (212) 839-5599

                    Tritel, Inc.
                    1080 River Oaks Drive, Suite B-100
                    Jackson, Mississippi 39208
                    Attn: General Counsel
                    Telecopy No.: (601) 936-6045

              (ii)  If to the Administrative Agent, to it at:

                    Toronto Dominion (Texas), Inc.
                    909 Fannin, Suite 1700
                    Houston, Texas  77010
                    Attn: Jano Mott
                    Telecopy No.:  (713) 951-9921

                    with a copy to:

                    Powell, Goldstein, Frazer & Murphy LLP
                    Sixteenth Floor
                    191 Peachtree Street, N.E.
                    Atlanta, Georgia  30303
                    Attn: Cindy A. Brazell, Esq.
                    Telecopy No.:  (404) 572-6999

              (iii) If to the Lenders or the Issuing Bank, to them at the addresses set forth on Schedule 9 attached hereto.

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

Copies shall be provided to persons other than parties hereto only in the case of notices under Article 8 hereof and the failure to provide such copies shall not affect the validity of the notice given to the primary recipient.

         (b) Any party hereto may change the address to which notices shall be directed under this Section 11.1 by giving ten (10) days' prior written notice of such change to the other parties.

    Section 11.2 Expenses. The Borrower will promptly pay, or reimburse:

         (a) all reasonable out-of-pocket expenses of the Administrative Agent in connection with the preparation, negotiation, execution and delivery of this Agreement and the other Loan Documents, and any waiver, amendment or consent in connection with any of the foregoing, and the transactions contemplated hereunder and thereunder and the making of the initial Advance hereunder (whether or not such Advance is made), including, but not limited to, the fees and disbursements of Powell, Goldstein, Frazer & Murphy LLP, Atlanta, Georgia special counsel for the Administrative Agent;

         (b) all reasonable out-of-pocket expenses of the Administrative Agent and the Lenders in connection with the restructuring and "work out" of the transactions contemplated in this Agreement or the other Loan Documents, including, but not limited to, the reasonable fees and disbursements of any experts, agents or consultants and of special counsel for the Administrative Agent and the Lenders; and

         (c) all reasonable out-of-pocket costs and expenses of obtaining performance under this Agreement or the other Loan Documents and all reasonable out-of-pocket costs and expenses of collection if an Event of Default occurs in the payment of the Notes, which in each case shall include reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent and the Lenders.

    Section 11.3 Waivers. The rights and remedies of the Administrative Agent and the Lenders under this Agreement and the other Loan Documents shall be cumulative and not exclusive of any rights or remedies which they would otherwise have. No failure or delay by the Administrative Agent, the Required Lenders, or the Lenders, or any of them, in exercising any right, shall operate as a waiver of such right. The Administrative Agent and the Lenders expressly reserve the right to require strict compliance with the terms of this Agreement in connection with any future funding of a Request for Advance. In the event the Lenders decide to fund a Request for Advance at a time when the Borrower is not in strict compliance with the terms of this Agreement, such decision by the Lenders shall not be deemed to constitute an undertaking by the Lenders to fund any further Request for Advance or preclude the Lenders or the Administrative Agent from exercising any rights available under the Loan Documents or at law or equity. Any waiver or indulgence granted by the Administrative Agent, the Lenders, or the Required Lenders, or any of them, shall not constitute a modification of this

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Agreement or any other Loan Document, except to the extent expressly provided in such waiver or indulgence, or constitute a course of dealing at variance with the terms of this Agreement or any other Loan Document such as to require further notice of their intent to require strict adherence to the terms of this Agreement or any other Loan Document in the future.

    Section 11.4 Set-Off. In addition to any rights now or hereafter granted under Applicable Law and not by way of limitation of any such rights, upon the occurrence of an Event of Default and during the continuation thereof, the Administrative Agent and each of the Lenders are hereby authorized by the Borrower at any time or from time to time, without notice to the Borrower or to any other Person, any such notice being hereby expressly waived to the extent permitted by Applicable Law, to set off and to appropriate and to apply any and all deposits (general or special, time or demand, including, but not limited to, Indebtedness evidenced by certificates of deposit, in each case whether matured or unmatured) and any other Indebtedness at any time held or owing by any Lender or the Administrative Agent, to or for the credit or the account of the Borrower or any of its Subsidiaries, against and on account of the obligations and liabilities of the Borrower to the Lenders and the Administrative Agent, including, but not limited to, all Obligations and any other claims of any nature or description arising out of or connected with this Agreement, the Notes or any other Loan Document, irrespective of whether (a) any Lender or the Administrative Agent shall have made any demand hereunder or (b) any Lender or the Administrative Agent shall have declared the principal of and interest on the Loans and other amounts due hereunder to be due and payable as permitted by
Section 8.2 hereof and although such obligations and liabilities or any of them shall be contingent or unmatured. Upon direction by the Administrative Agent with the consent of the Lenders, each Lender holding deposits of the Borrower or any of its Subsidiaries shall exercise its set-off rights as so directed.

    Section 11.5 Assignment.

         (a) The Borrower may not assign or transfer any of its rights or obligations hereunder, under the Notes or under any other Loan Document without the prior written consent of each of the Lenders.

         (b) Each Lender may (A) sell assignments or participations of one hundred percent (100%) or less of its interests hereunder to one or more Affiliates of such Lender or an Approved Fund, (B) grant any Federal Reserve Bank collateral security pursuant to Regulation A of the Board of Governors of the Federal Reserve System and any Operating Circular issued by such Federal Reserve Bank without limitation and (C) in the case of any Lender that is a fund that invests in bank loans, such Lender may pledge all or any portion of its Loans and Notes to any trustee for, or any other representative of, holders of obligations owed, by such fund, as security for such obligations; provided that any foreclosure or similar action by such trustee or representatives shall be subject to the provisions of this Section concerning assignments; provided, however, that no such collateral assignment shall relieve such Lender of its rights and obligations hereunder.

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         (c) Each of the Lenders may at any time enter into assignment agreements or participations with one or more other Lenders or other Persons pursuant to which such Lender may assign or participate its interests under this Agreement and the other Loan Documents, including its interest in any particular Advance or portion thereof, provided that all assignments and participations (other than assignments to another Lender or an Approved Fund, which may be made without limitation, whether as to dollar amount or otherwise, so long as, if such assignment takes place after the occurrence and during the continuance of an Event of Default such assignment is made with the prior written consent of the Administrative Agent, which consent shall not be unreasonably withheld or delayed, and other assignments and participations described in Section 11.5(b) hereof which may be made without any limitation whatsoever) shall be in minimum principal amounts of the lesser of (x) the entire remaining amount of such Lender's Loans and Commitments; (y) $5,000,000 and (z) such other amount as may be agreed to in writing by the Administrative Agent and the Borrower, and shall be subject to the following additional terms and conditions:

              (i) No assignment shall be sold without the prior consent of the Administrative Agent and, prior to the occurrence of and during the continuation of an Event of Default, the consent of the Borrower, which consents shall not be unreasonably withheld or delayed; provided, however, that during an Event of Default the Borrower shall receive notice of such assignment;

              (ii) Any Person purchasing a participation or an assignment of any portion of the Loans from any Lender shall be required to represent and warrant that its purchase shall not constitute a "prohibited transaction" (as defined in Section 4.1(m) hereof);

              (iii) Assignments permitted hereunder (including the assignment of any Advance or portion thereof) may be made with all voting rights, and shall be made pursuant to an Assignment and Assumption Agreement substantially in the form of Exhibit M attached hereto;

              (iv) An administrative fee of $3,500 shall be payable to the Administrative Agent by the assigning Lender at the time of any assignment hereunder;

              (v) Any Lender making an assignment of its rights and obligations under the Revolving Loan Commitment shall also make an assignment of an equal percentage of its outstanding loans under its Revolving Loan Commitment;

              (vi) No participation agreement shall confer any rights under this Agreement or any other Loan Document to any purchaser thereof, or relieve any issuing Lender from any of its obligations under this Agreement, and all actions hereunder shall be conducted as if no such participation had been granted; provided, however, that any participation agreement may confer on the participant the right to approve or disapprove decreases in the interest rate or fees or in the dates of payment thereof, increases in the principal amount of the Loans participated in by such participant, decreases in fees, extensions of the Maturity Date or other principal payment date for the Loans or of a scheduled reduction of either Commitment or releases of all or substantially all of the Collateral or any Subsidiary Guaranty (other than in accordance with Section 11.12(d) hereof); and provided further, however, that, notwithstanding the foregoing, prior to the occurrence and during the continuance of an Event of Default, no participation agreement may be made under this Section 11.5(c)(vi) with any Competitor of the Borrower without the prior written consent of the Borrower, such consent not to be unreasonably withheld;

              (vii) Each Lender agrees to provide the Administrative Agent and the Borrower with prompt written notice of any issuance of participations in or assignments of its interests hereunder;

              (viii) No assignment, participation or other transfer of any rights hereunder or under the Notes shall be effected that would result in any interest requiring registration under the Securities Act of 1933, as amended, or qualification under any state securities law;

              (ix) No such assignment may be made to (A) any bank or other financial institution (excluding funds) unless (1) such bank or other financial institution either (x) has a minimum capital and surplus of $500,000,000, or (y) is "adequately capitalized" (as such term is defined in 12 USCA Section 1831(b)(1)(B) as in effect on the Agreement Date) and (2) a receiver or conservator (including, without limitation, the Federal Deposit Insurance Corporation, the Resolution Trust Company or the Office of Thrift Supervision) has not been appointed with respect to such bank or other financial institution,
(B) any fund unless such fund either (1) invests in commercial loans or (2) has total assets in excess of $125,000,000, or (C) any other Person unless such Person either (1) is an "accredited investor" (as defined in Regulation D of the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder) or (2) has total assets in excess of $100,000,000; and

              (x) If applicable, each Lender shall, and shall cause each of its assignees to, provide to the Administrative Agent on or prior to the effective date of any assignment an appropriate Internal Revenue Service form as required by Applicable Law supporting such Lender's or assignee's position that no withholding by the Borrower or the Administrative Agent for United States income tax payable by such Lender or assignee in respect of amounts received by it hereunder is required. For purposes of this Agreement, an appropriate Internal Revenue Service form shall mean Form 1001 (Ownership Exemption or Reduced Rate Certificate of the United States Department of Treasury), Form 4224 (Exemption from Withholding of Tax on Income Effectively Connected with the Conduct of a Trade or Business in the United States), Form W-8 (Certificate of Foreign Status) or any successor or related forms adopted by the relevant United States taxing authorities.

         (d) Except as specifically set forth in Section 11.5(c) hereof, nothing in this Agreement or the Notes, expressed or implied, is intended to or shall confer on any Person other than the respective parties hereto and thereto and their successors and assignees permitted hereunder and thereunder any benefit or any legal or equitable right, remedy or other claim under this Agreement or the Notes.

         (e) In the case of any participation, all amounts payable by the Borrower under the Loan Documents shall be calculated and made in the manner and to the parties hereto as if no such participation had been sold.

         (f) The provisions of this Section 11.5 shall not apply to any purchase of participations among the Lenders pursuant to Section 2.12(b) hereof.

         (g) The Administrative Agent, acting, for this purpose only, as agent of the Borrower shall maintain, at no extra charge or cost to the Borrower, a register (the "Register") at the address to which notices to the Administrative Agent are to be sent under Section 11.1 hereof on which Register the Administrative Agent shall enter the name, address and taxpayer identification number (if provided) of the registered owner of the Loans evidenced by a Registered Note or, upon the request of the registered owner, for which a Registered Note has been requested. A Registered Note and the Loans evidenced thereby may be assigned or otherwise transferred in whole or in part only by registration of such assignment or transfer of such Registered Note and the Loans evidenced thereby on the Register. Any assignment or transfer of all or part of such Loans and the Registered Note evidencing the same shall be registered on the Register only upon compliance with the other provisions of this Section 11.5 and surrender for registration of assignment or transfer of the Registered Note evidencing such Loans, duly endorsed by (or accompanied by a written instrument of assignment or transfer duly executed by) the Registered Noteholder thereof, and thereupon one or more new Registered Notes in the same aggregate principal amount shall be issued to the designated assignee(s) or transferee(s) and, if less than the aggregate principal amount of such Registered Notes is thereby transferred, the assignor or transferor. Prior to the due presentment for registration of transfer of any Registered Note, the Borrower and the Administrative Agent shall treat the Person in whose name such Loans and the Registered Note evidencing the same is registered as the owner thereof for the purpose of receiving all payments thereon and for all other purposes, notwithstanding any notice to the contrary.

         (h) The Register shall be available for inspection by the Borrower and any Lender at any reasonable time during the Administrative Agent's regular business hours upon reasonable prior notice.

    Section 11.6 Accounting Principles. All references in this Agreement to GAAP shall be to such principles as in effect from time to time. All accounting terms used herein without definition shall be used as defined under GAAP as in effect from time to time; provided, however, that if the Borrower notifies the Administrative Agent that the Borrower requests an amendment to any provision hereof to eliminate the effect of any change occurring after the date hereof in GAAP or in the application thereof on the operations of such provision (or if the Administrative Agent notifies the Borrower that the Required Lenders request an amendment to any provision hereof for such purpose) regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith. All references to the financial statements of the Borrower and to its Net Income, Operating Cash Flow, Indebtedness for Money Borrowed, Interest Expense, and other such terms shall be deemed to refer to such items of the Borrower and its Subsidiaries, on a fully consolidated basis.

    Section 11.7 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument.

    Section 11.8 Governing Law. This Agreement and the Notes shall be construed in accordance with and governed by the internal laws of the State of New York applicable to agreements made and to be performed in the State of New York. If any action or proceeding shall be brought by the Administrative Agent or any Lender hereunder or under any other Loan Document in order to enforce any right or remedy under this Agreement or under any Note or any other Loan Document, the Borrower hereby consents and will, and the Borrower will cause each Subsidiary to, submit to the jurisdiction of any state or federal court of competent jurisdiction sitting within the area comprising the Southern District of New York on the Agreement Date. To the extent permitted by Applicable Law, the Borrower, for itself and on behalf of its Subsidiaries, hereby agrees that service of the summons and complaint and all other process which may be served in any such suit, action or proceeding may be effected by mailing by registered mail a copy of such process to the offices of the Borrower at the address given in Section 11.1 hereof and that personal service of process shall not be required. Nothing herein shall be construed to prohibit service of process by any other method permitted by law, or the bringing of any suit, action or proceeding in any other jurisdiction. To the extent permitted by Applicable Law, the Borrower agrees that final judgment in such suit, action or proceeding shall be conclusive and may be enforced in any other jurisdiction by suit on the judgment or in any other manner provided by Applicable Law. The Borrower, for itself and on behalf of its Subsidiaries, hereby irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of venue of any such suit, action or proceeding brought in any such court and any claim that such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

    Section 11.9 Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof in that jurisdiction or affecting the validity or enforceability of such provision in any other jurisdiction.

    Section 11.10 Interest.

         (a) In no event shall the amount of interest due or payable hereunder or under the Notes exceed the maximum rate of interest allowed by Applicable Law, and in the event any such payment is inadvertently made by the Borrower or inadvertently received by the Administrative Agent or any Lender, then such excess sum shall be credited as a payment of principal, unless the Borrower shall notify the Administrative Agent or such Lender, in writing, that it elects to have such excess sum returned forthwith. It is the express intent hereof that the Borrower not pay and the Administrative Agent and the Lenders not receive, directly or indirectly in any manner whatsoever, interest in excess of that which may legally be paid by the Borrower under Applicable Law.

         (b) Notwithstanding the use by the Lenders of the Base Rate and the Eurodollar Rate as reference rates for the determination of interest on the Loans, the Lenders shall be under no obligation to obtain funds from any particular source in order to charge interest to the Borrower at interest rates related to such reference rates.

    Section 11.11 Table of Contents and Headings. The Table of Contents and the headings of the various subdivisions used in this Agreement are for convenience only and shall not in any way modify or amend any of the terms or provisions hereof, nor be used in connection with the interpretation of any provision hereof.

    Section 11.12 Amendment and Waiver. Neither this Agreement nor any term hereof may be amended orally, nor may any provision hereof be waived orally but only by an instrument in writing signed by the Required Lenders and the Administrative Agent at the direction of the Required Lenders and, in the case of an amendment, by the Parent and the Borrower, except that in the event of (a) any increase in the amount of any Commitment, (b) any delay or extension in the terms of repayment of the Loans or any mandatory reductions in either Commitment provided in Sections 2.5 or 2.7 hereof, (c) any reduction in principal, interest or fees due hereunder or postponement of the payment thereof without a corresponding payment by the Borrower, (d) any release of all or a substantial part of the Collateral for the Loans, except in connection with a merger, sale or other disposition otherwise permitted hereunder (in which case such release shall require no further approval by the Lenders), (e) any waiver of any Default due to the failure by the Borrower to pay any sum due to any of the Lenders hereunder, (f) any release of any Guaranty of all or any portion of the Obligations, except in connection with a merger, sale or other disposition otherwise permitted hereunder (in which case, such release shall require no further approval by the Lenders) or (g) any amendment of this Section 11.12, the definition of Required Lenders or of any Section herein to the extent that such Section requires action by all Lenders, any such amendment or waiver or consent may be made only by an instrument in writing signed by each of the Lenders and the Administrative Agent and, in the case of an amendment, by the Parent and the Borrower. Any amendment to any provision hereunder governing the rights, obligations or liabilities of the Administrative Agent may be made only by an instrument in writing signed by the Administrative Agent and by each of the Lenders. In addition to, and not in derogation of, Section 2.15 hereof, the parties hereto hereby agree that (a) the provisions of Section 2.15 hereof may be modified or waived only by a writing signed by the Issuing Banks and (b) that the terms "Revolving Loan Commitment" and "Available Revolving Loan Commitment may only be modified or amended by a writing signed by the Issuing Bank and such other Persons as determined in accordance with this Section 11.12. No term or provision of any Security Document may be amended or waived orally, but only by an instrument in writing signed by the Administrative Agent with the direction of the Required Lenders and, in the case of an amendment, by such of the Parent, the Borrower and the Borrower's Subsidiaries as are party thereto; provided, however, that the written consent of all of the Lenders shall be required with respect to any amendment to or waiver of the provisions of any Security Document which would have the effect of (i) releasing all or a substantial part of the Collateral for the Loans, other than in connection with any merger, sale or other disposition otherwise permitted hereunder (which shall require no further approval by the Lenders) or (ii) releasing any Guarantor from all or any portion of the Obligations, except in connection with a merger, sale or other disposition otherwise permitted hereunder (in which case, such release shall require no further approval by the Lenders). The Lenders hereby instruct and authorize the Administrative Agent to enter into the Security Documents (and all other Loan Documents) referred to in Section 3.1 hereof as of the Agreement Date and any other Security Documents required to be entered into by the Borrower or any of its Subsidiaries hereunder.

    Section 11.13 Entire Agreement. Except as otherwise expressly provided herein, this Agreement and the other documents described or contemplated herein will embody the entire agreement and understanding among the parties hereto and thereto and supersede all prior agreements and understandings relating to the subject matter hereof and thereof.

    Section 11.14 Other Relationships. No relationship created hereunder or under any other Loan Document shall in any way affect the ability of the Administrative Agent and each Lender to enter into or maintain business relationships with the Borrower or any of its Affiliates beyond the relationships specifically contemplated by this Agreement and the other Loan Documents.

    Section 11.15 Directly or Indirectly. If any provision in this Agreement refers to any action taken or to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person, whether or not expressly specified in such provision.

    Section 11.16 Reliance on and Survival of Various Provisions. All covenants, agreements, statements, representations and warranties made herein or in any certificate delivered pursuant hereto (i) shall be deemed to have been relied upon by the Administrative Agent and each of the Lenders notwithstanding any investigation heretofore or hereafter made by any of them and (ii) shall survive the execution and delivery of the Notes and shall continue in full force and effect so long as any Note is outstanding and unpaid. Any right to indemnification hereunder, including, without limitation, rights pursuant to Sections 2.11, 2.13, 5.11, 10.3 and 11.2 hereof, shall, except to the extent specifically provided therein, survive the termination of this Agreement and the payment and performance of all Obligations.

    Section 11.17 Senior Debt. The Obligations are secured by the Security Documents and are intended by the parties hereto to be senior in right of payment to all other Indebtedness of the Borrower.

    Section 11.18 Obligations Several. The obligations of the Administrative Agent and each of the Lenders hereunder are several, not joint.

    Section 11.19 Confidentiality. Each of the Administrative Agent and the Lenders shall hold all non-public, proprietary or confidential information (which has been identified as such by the Borrower) obtained pursuant to the requirements of this Agreement in accordance with their customary procedures for handling confidential information of this nature and in accordance with safe and sound banking or investing practices; provided, however, that each of the Administrative Agent and the Lenders may make disclosure of any such information to their examiners, regulators, Affiliates, outside auditors, counsel, consultants, appraisers and other professional advisors in connection with this Agreement or as reasonably required by any proposed syndicate member or any proposed transferee or participant in connection with the contemplated transfer of any Note or participation therein, provided each of the foregoing is advised of this provision and agrees to be bound by the terms hereof; and provided further, however, that, notwithstanding the foregoing, prior to the occurrence and during the continuance of an Event of Default, no disclosure may be made to any Competitor of the Borrower without (i) the prior written consent of the Borrower, such consent not to be unreasonably withheld, or (ii) as required or requested by any governmental authority or representative thereof, including any securities exchange or self-regulatory organization, having examination authority over such Person or in connection with the enforcement hereof or of any Loan Document or related document or pursuant to legal process or with respect to any litigation between or among the Borrower and any of the Lenders or involving any Lender. In no event shall any Lenders be obligated or required to return any materials furnished to it by the Borrower. The foregoing provisions shall not apply to a Lender with respect to information that (i) is or becomes generally available to the public (other than through such Lender) or
(ii) comes into the possession of such Lender in a manner not involving a breach of a duty of confidentiality owing to the Borrower.


                        ARTICLE 12 Waiver of Jury Trial

    Section 12.1 Waiver of Jury Trial. THE BORROWER, FOR ITSELF, AND ON BEHALF OF ITS SUBSIDIARIES, THE PARENT AND EACH OF THE ADMINISTRATIVE AGENT, THE LENDERS AND THE ISSUING BANK, HEREBY AGREE TO WAIVE AND HEREBY WAIVE THE RIGHT TO A TRIAL BY JURY IN ANY COURT AND IN ANY ACTION OR PROCEEDING OF ANY TYPE IN WHICH THE BORROWER, ANY OF THE BORROWER'S SUBSIDIARIES, THE PARENT, ANY OF THE LENDERS, THE ADMINISTRATIVE AGENT, THE ISSUING BANK OR

ANY OF THEIR RESPECTIVE SUCCESSORS OR ASSIGNS IS A PARTY, AS TO ALL MATTERS AND THINGS ARISING DIRECTLY OR INDIRECTLY OUT OF THIS AGREEMENT, ANY OF THE NOTES OR THE OTHER LOAN DOCUMENTS AND THE RELATIONS AMONG THE PARTIES LISTED IN THIS
SECTION 12.1. EXCEPT AS PROHIBITED BY LAW, EACH PARTY TO THIS AGREEMENT WAIVES ANY RIGHTS IT MAY HAVE TO CLAIM OR RECOVER IN ANY LITIGATION REFERRED TO IN THIS SECTION, ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES. EACH PARTY TO THIS AGREEMENT (i) CERTIFIES THAT NEITHER ANY REPRESENTATIVE, AGENT OR ATTORNEY OF THE ADMINISTRATIVE AGENT, THE ISSUING BANK OR ANY LENDER HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE ADMINISTRATIVE AGENT, THE ISSUING BANK OR ANY LENDER WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS AND (ii) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND EACH OTHER LOAN DOCUMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION. THE PROVISIONS OF THIS SECTION HAVE BEEN FULLY DISCLOSED BY AND TO THE PARTIES AND THE PROVISIONS SHALL BE SUBJECT TO NO EXCEPTIONS. NO PARTY HAS IN ANY WAY AGREED WITH OR REPRESENTED TO ANY OTHER PARTY THAT THE PROVISIONS OF THIS SECTION WILL NOT BE FULLY ENFORCED IN ALL INSTANCES.

                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement or caused it to be executed by their duly authorized officers, all as of the day and year first above written.


BORROWER:                              TRITEL HOLDING CORP., a Delaware
                                       corporation


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


PARENT:                                TRITEL, INC., a Delaware corporation


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                                            TRITEL HOLDING CORP.
                                             AMENDED AND RESTATED LOAN AGREEMENT
                                                                Signature Page 1

ADMINISTRATIVE AGENT,                  TORONTO DOMINION (TEXAS), INC.,
LENDERS AND ISSUING BANK:              as Administrative Agent and Lender


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                       THE TORONTO-DOMINION BANK, HOUSTON
                                       AGENCY, as Issuing Bank


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                                            TRITEL HOLDING CORP.
                                             AMENDED AND RESTATED LOAN AGREEMENT
                                                                Signature Page 2

                                       BARCLAYS BANK PLC, as Lender


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                                            TRITEL HOLDING CORP.
                                             AMENDED AND RESTATED LOAN AGREEMENT
                                                                Signature Page 3

                                       NATIONSBANK, N.A., as Lender


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                                            TRITEL HOLDING CORP.
                                             AMENDED AND RESTATED LOAN AGREEMENT
                                                                Signature Page 4

                                       ABN AMRO BANK N.V., as a Lender


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                                            TRITEL HOLDING CORP.
                                             AMENDED AND RESTATED LOAN AGREEMENT
                                                                Signature Page 5

                                       THE BANK OF NEW YORK, as a Lender


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                                            TRITEL HOLDING CORP.
                                             AMENDED AND RESTATED LOAN AGREEMENT
                                                                Signature Page 6

                                       THE BANK OF NOVA SCOTIA, as a Lender


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                                            TRITEL HOLDING CORP.
                                             AMENDED AND RESTATED LOAN AGREEMENT
                                                                Signature Page 7

                                       THE BANK OF TOKYO-MITSUBISHI
                                       TRUST COMPANY, as a Lender


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                                            TRITEL HOLDING CORP.
                                             AMENDED AND RESTATED LOAN AGREEMENT
                                                                Signature Page 8

                                       CIBC INC., as a Lender


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                                            TRITEL HOLDING CORP.
                                             AMENDED AND RESTATED LOAN AGREEMENT
                                                                Signature Page 9

                                       THE CIT GROUP/EQUIPMENT FINANCING, INC., as a Lender


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                                            TRITEL HOLDING CORP.
                                             AMENDED AND RESTATED LOAN AGREEMENT
                                                               Signature Page 10

                                       CREDIT LYONNAIS NEW YORK BRANCH, as a
                                       Lender


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                                            TRITEL HOLDING CORP.
                                             AMENDED AND RESTATED LOAN AGREEMENT
                                                               Signature Page 11

                                       DRESDNER BANK AG NEW YORK AND GRAND
                                       CAYMAN BRANCHES, as a Lender


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                                            TRITEL HOLDING CORP.
                                             AMENDED AND RESTATED LOAN AGREEMENT
                                                               Signature Page 12

                                       FIRST UNION NATIONAL BANK, as a Lender


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                                            TRITEL HOLDING CORP.
                                             AMENDED AND RESTATED LOAN AGREEMENT
                                                               Signature Page 13

                                       HELLER FINANCIAL, INC., as a Lender


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                                            TRITEL HOLDING CORP.
                                             AMENDED AND RESTATED LOAN AGREEMENT
                                                               Signature Page 14

                                       MEESPIERSON CAPITAL CORP., as a Lender


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                                            TRITEL HOLDING CORP.
                                             AMENDED AND RESTATED LOAN AGREEMENT
                                                               Signature Page 15

                                       MERITA BANK PLC, as a Lender


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                                            TRITEL HOLDING CORP.
                                             AMENDED AND RESTATED LOAN AGREEMENT
                                                               Signature Page 16

                                       PNC BANK NATIONAL ASSOCIATION, as a
                                       Lender


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                                            TRITEL HOLDING CORP.
                                             AMENDED AND RESTATED LOAN AGREEMENT
                                                               Signature Page 17

                                       ROYAL BANK OF CANADA, as a Lender


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                                            TRITEL HOLDING CORP.
                                             AMENDED AND RESTATED LOAN AGREEMENT
                                                               Signature Page 18

                                       SOCIETE GENERALE, as a Lender


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                                            TRITEL HOLDING CORP.
                                             AMENDED AND RESTATED LOAN AGREEMENT
                                                               Signature Page 19

                                       AG CAPITAL FUNDING PARTNERS, L.P., as a
                                       Lender

                                       By: Angelo, Gordon & Co., L.P. as
                                           Investment Adviser


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                                            TRITEL HOLDING CORP.
                                             AMENDED AND RESTATED LOAN AGREEMENT
                                                               Signature Page 20

                                       BANKBOSTON, N.A., as a Lender


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                                            TRITEL HOLDING CORP.
                                             AMENDED AND RESTATED LOAN AGREEMENT
                                                               Signature Page 21

                                       BDC FINANCE, LLC, as a Lender


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                                            TRITEL HOLDING CORP.
                                             AMENDED AND RESTATED LOAN AGREEMENT
                                                               Signature Page 22

                                       CYPRESSTREE INVESTMENT FUND, LLC, as a
                                       Lender

                                       By: CypressTree Investment Management
                                           Company, Inc., its Managing Member


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                                            TRITEL HOLDING CORP.
                                             AMENDED AND RESTATED LOAN AGREEMENT
                                                               Signature Page 23

                                       DEBT STRATEGIES FUND II, INC., as a
                                       Lender


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                                            TRITEL HOLDING CORP.
                                             AMENDED AND RESTATED LOAN AGREEMENT
                                                               Signature Page 24

                                       DEBT STRATEGIES FUND III, INC., as a
                                       Lender


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                                            TRITEL HOLDING CORP.
                                             AMENDED AND RESTATED LOAN AGREEMENT
                                                               Signature Page 25

                                       FLOATING RATE PORTFOLIO, as a Lender

                                       By: INVESCO Senior Secured Management,
                                           Inc. as attorney in fact


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                                            TRITEL HOLDING CORP.
                                             AMENDED AND RESTATED LOAN AGREEMENT
                                                               Signature Page 26

                                       FRANKLIN FLOATING RATE TRUST, as a Lender


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                                            TRITEL HOLDING CORP.
                                             AMENDED AND RESTATED LOAN AGREEMENT
                                                               Signature Page 27

                                       KZH CYPRESSTREE-1 LLC, as a Lender


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                                            TRITEL HOLDING CORP.
                                             AMENDED AND RESTATED LOAN AGREEMENT
                                                               Signature Page 28

                    [SIGNATURE PAGE INTENTIONALLY LEFT BLANK]










                                                            TRITEL HOLDING CORP.
                                             AMENDED AND RESTATED LOAN AGREEMENT
                                                               Signature Page 29

                    [SIGNATURE PAGE INTENTIONALLY LEFT BLANK]










                                                            TRITEL HOLDING CORP.
                                             AMENDED AND RESTATED LOAN AGREEMENT
                                                               Signature Page 30

                                       MERRILL LYNCH SENIOR FLOATING RATE FUND,
                                       INC., as a Lender


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                                            TRITEL HOLDING CORP.
                                             AMENDED AND RESTATED LOAN AGREEMENT
                                                               Signature Page 31

                                       METROPOLITAN LIFE INSURANCE COMPANY, as
                                       a Lender


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                                            TRITEL HOLDING CORP.
                                             AMENDED AND RESTATED LOAN AGREEMENT
                                                               Signature Page 32

                                       MORGAN STANLEY DEAN WITTER PRIME INCOME
                                       TRUST, as a Lender


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                                            TRITEL HOLDING CORP.
                                             AMENDED AND RESTATED LOAN AGREEMENT
                                                               Signature Page 33

                    [SIGNATURE PAGE INTENTIONALLY LEFT BLANK]










                                                            TRITEL HOLDING CORP.
                                             AMENDED AND RESTATED LOAN AGREEMENT
                                                               Signature Page 34

                                       NORTH AMERICAN SENIOR FLOATING RATE FUND, as a Lender

                                       By: CypressTree Investment Management
                                           Company, Inc. as Portfolio Manager


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                                            TRITEL HOLDING CORP.
                                             AMENDED AND RESTATED LOAN AGREEMENT
                                                               Signature Page 35

                                       PARIBAS CAPITAL FUNDING LLC, as a Lender


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                                            TRITEL HOLDING CORP.
                                             AMENDED AND RESTATED LOAN AGREEMENT
                                                               Signature Page 36

                                       SENIOR DEBT PORTFOLIO, as a Lender

                                       By: Boston Management and Research, as
                                           Investment Advisor


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                       EATON VANCE SENIOR INCOME TRUST, as a
                                       Lender

                                       By: Eaton Vance Management, as Investment
                                           Advisor


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                                            TRITEL HOLDING CORP.
                                             AMENDED AND RESTATED LOAN AGREEMENT
                                                               Signature Page 37

                                       STEIN ROE & FARNHAM, INCORPORATED, as
                                       Agent for KEYPORT LIFE INSURANCE COMPANY, as a Lender


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                                            TRITEL HOLDING CORP.
                                             AMENDED AND RESTATED LOAN AGREEMENT
                                                               Signature Page 38

                                       MERRILL LYNCH SENIOR FLOATING RATE FUND
                                       II, INC., as a Lender


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                                            TRITEL HOLDING CORP.
                                             AMENDED AND RESTATED LOAN AGREEMENT
                                                               Signature Page 39